__________________________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

 _________________________________________________________________________________________

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Gran Tierra Energy Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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GRAN TIERRA ENERGY INC.
200, 150-13th Avenue S.W.
Calgary, Alberta T2R 0V2 Canada
(403) 265-3221

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 23, 2016

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of GRAN TIERRA ENERGY INC., a Nevada corporation (“Gran Tierra”).  The meeting will be held on Thursday, June 23, 2016, at 10:00 a.m. (Eastern time) at the Andaz Wall Street Hotel, 75 Wall Street, New York, NY, 10005 for the following purposes:

1.	To elect seven nominees named in the proxy statement to serve on the Board of Directors until the next annual meeting and until their respective successors are duly elected and qualified.

2.	To approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement.

3.	To ratify the appointment of Deloitte LLP as the independent registered public accounting firm for 2016.

4.	To approve a change in the Company's state of incorporation from the State of Nevada to the State of Delaware, pursuant to a plan of conversion.

5.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The notice and the attached proxy statement are first being mailed to our shareholders on or about May 11, 2016. The record date for the annual meeting is April 27, 2016.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

IMPORTANT NOTICE
Regarding the Availability of Proxy Materials for the Stockholders’ Meeting
to be held on June 23, 2016, at 10:00 a.m. (Eastern time) at the
Andaz Wall Street Hotel, 75 Wall Street
New York, NY, 10005

The proxy statement and annual report to stockholders
are available to view at
http://www.edocumentview.com/GTE

 See “Questions and Answers About These Proxy Materials and Voting” in this proxy statement for voting instructions.

By Order of the Board of Directors

/s/ Gary Guidry

Gary S. Guidry
President and Chief Executive Officer

CALGARY, ALBERTA
April 29, 2016

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote by telephone or on the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.   If you are receiving proxy materials by mail, a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

GRAN TIERRA ENERGY INC.
200, 150-13th Avenue S.W.
Calgary, Alberta T2R 0V2 Canada
(403) 265-3221

PROXY STATEMENT
FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

June 23, 2016

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We are sending you these proxy materials because the Board of Directors (the “Board”) of Gran Tierra Energy Inc., a Nevada Corporation (“Gran Tierra”), is soliciting your proxy to vote at the 2016 annual meeting of stockholders, including at any adjournments or postponements of the annual meeting.  You are invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the annual meeting to vote your shares.  Instead, if you are a stockholder of record of our common stock, you may simply complete, sign and return the proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.  See “How do I vote” below for further information on how to vote, including if you hold our common stock through a broker in “street name” or hold exchangeable shares.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet.  We are sending to our stockholders of record the proxy materials, including this proxy statement and an annual report, or a Notice Regarding the Availability of Proxy Materials (the “Notice”).  We intend that our stockholders who hold their stock in “street name” will receive a Notice from their broker, bank or other agent in which they hold the stock in “street name,” unless they have specified otherwise.  All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the proxy materials and Notice on or about May 11, 2016, to all stockholders of record entitled to vote at the annual meeting. We expect that the Notice will be sent to stockholders who hold their stock in “street name” on or about this same date.

How do I attend the annual meeting?

The meeting will be held on Thursday, June 23, 2016, at 10:00 a.m. (Eastern time) at the Andaz Wall Street Hotel, 75 Wall Street, New York, NY, 10005, USA.   Directions to the annual meeting may be found at http://www.grantierra.com.  Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 27, 2016, will be entitled to vote at the annual meeting.  On this record date, there were 287,962,518 shares of common stock outstanding and entitled to vote, one share of Special A Voting Stock, and one share of Special B Voting Stock.  On the record date, the one share of Special A Voting Stock was entitled to 3,638,889 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former stockholders of Gran Tierra Energy Inc., an Alberta corporation (“Gran Tierra Canada”), and Goldstrike, Inc. (the “Goldstrike Exchangeable Shares”).  On the record date, the one share of Special B Voting Stock was entitled to 4,875,177 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former stockholders of Solana Resources Limited, an Alberta corporation (“Solana”), and Gran Tierra (the “Solana Exchangeable Shares” and together with the Goldstrike Exchangeable Shares, the “Exchangeable Shares”).

Stockholders of Record: Shares Registered in Your Name

If at the close of business on April 27, 2016, your shares were registered directly in your name with Gran Tierra’s transfer agent, Computershare Investor Services, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the annual meeting or vote by proxy.  Whether or not you plan to attend the annual meeting, we urge you to fill out and return the proxy or vote by proxy by telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on April 27, 2016, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and/or these proxy materials if you have received them, are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders Holding Exchangeable Shares

Holders of Goldstrike Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Goldstrike Exchangeable Shares and the Voting Exchange and Support Agreement dated November 10, 2005, (the “Goldstrike Voting Exchange Agreement”) among Goldstrike Inc., 1203647 Alberta Inc., Gran Tierra Goldstrike Inc. and Olympia Trust Company (the “Goldstrike Trustee”).  The Goldstrike Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra.  In accordance with the Goldstrike Voting Exchange Agreement, holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to vote their Goldstrike Exchangeable Shares.  The Goldstrike Trustee holds the one outstanding share of our Special A Voting Stock, which is entitled to as many votes as there are outstanding Goldstrike Exchangeable Shares on the record date, and may only vote the one share of Special A Voting Stock as directed by the holders of Goldstrike Exchangeable Shares.  Holders of Goldstrike Exchangeable Shares who do not hold their Goldstrike Exchangeable Shares in their own name are not entitled to instruct the Goldstrike Trustee as to how to exercise voting rights at the annual meeting.  Only holders of Goldstrike Exchangeable Shares whose names appear on the records of Gran Tierra Goldstrike Inc. as the registered holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to exercise voting rights in respect of their Goldstrike Exchangeable Shares at the annual meeting.  Holders of Goldstrike Exchangeable Shares may also obtain a proxy from the Goldstrike Trustee to vote their Goldstrike Exchangeable Shares at the annual meeting.  Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee in order to exercise their voting rights.

Holders of Solana Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Solana Exchangeable Shares and the Voting and Exchange Trust Agreement dated November 14, 2008, (the “Solana Voting Exchange Agreement”) among Gran Tierra, Gran Tierra Exchangeco Inc. and Computershare Trust Company of Canada (the “Solana Trustee”). The Solana Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra. In accordance with the Solana Voting Exchange Agreement, holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to vote their Solana Exchangeable Shares.  The Solana Trustee holds the one outstanding share of our Special B Voting Stock, which is entitled to as many votes as there are outstanding Solana Exchangeable Shares on the record date, and may only vote the one share of Special B Voting Stock as directed by the holders of Solana Exchangeable Shares.  Holders of Solana Exchangeable Shares who do not hold their Solana Exchangeable Shares in their own name are not entitled to instruct the Solana Trustee as to how to exercise voting rights at the annual meeting.  Only holders of Solana Exchangeable Shares whose names appear on the records of Gran Tierra Exchangeco Inc. as the registered holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to exercise voting rights in respect of their Solana Exchangeable Shares at the annual meeting.  Holders of Solana Exchangeable Shares may also obtain a proxy from the Solana Trustee to vote their Solana Exchangeable Shares at the annual meeting.  Holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their voting rights.

If at the close of business on April 27, 2016, your Exchangeable Shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and these proxy materials if you have received them, are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of instructing your trustee as to how to vote your Exchangeable Shares.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to instruct your trustee as to how to vote your Exchangeable Shares.

What am I voting on?

There are four matters scheduled for a vote:

1.	Election of seven nominees name in the proxy statement to serve on the Board until the next annual meeting and until their respective successors are duly elected and qualified;

2.	Approval, on an advisory basis, of the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules; and

3.	Ratification of the appointment of Deloitte LLP as the independent registered public accounting firm for 2016.

4.	Approval of a change in the Company's state of incorporation from the State of Nevada to the State of Delaware, pursuant to a plan of conversion.

What if another matter is properly brought before the annual meeting?

The Board knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” or “Against” each nominee to the Board.  For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy on the internet or by telephone, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time.  Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the annual meeting and vote in person even if you have already voted by proxy.

¯	To vote in person, come to the annual meeting and we will give you a ballot when you arrive

¯
To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided.  If you return your signed proxy card to us by 11:59 p.m. (Eastern Time) on June 22, 2016, we will vote your shares as you direct.

¯
To vote over the telephone, dial 1-800-652-VOTE (8683) using a touch-tone phone and follow the recorded instructions.  You will be asked to provide the company number and control number from the Notice or proxy card.  Your telephone vote must be received by 11:59 p.m. (Eastern Time) on June 22, 2016, to be counted.

¯
To vote on the internet, go to http://www.investorvote.com/GTE to complete an electronic proxy card.  You will be asked to provide the company number and control number from the Notice or proxy card.  Your internet vote must be received by 11:59 p.m. (Eastern Time) on June 22, 2016, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions, or these proxy materials and an annual report and form of proxy, from that organization rather than from Gran Tierra.  Simply follow the voting instructions you receive from your broker, bank, or other agent to ensure that your vote is counted.  If you have received these proxy materials and voting instructions therein, simply complete and mail the voting instructions to ensure that your vote is counted.  Alternatively, if permitted by your broker or bank, you may vote by telephone or on the internet as instructed by your broker, bank or other agent.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

Beneficial Owner: Exchangeable Shares

If you are a holder of Goldstrike Exchangeable Shares, you should have received a voting direction form with these proxy materials from the Goldstrike Trustee, which is the holder of the one share of Special A Voting Stock.  Follow the instructions from the Goldstrike Trustee, or contact the Goldstrike Trustee for further information.  Instruments of proxy must be received by Computershare Trust Company of Canada, Attention: Manager, Corporate Trust, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada, by 11:59 p.m. (EDT) on June 20, 2016, or not less than 48 hours before the time of any adjournment(s) of the annual meeting.  Follow the directions on the voting direction form, which includes how voting instructions may be sent by facsimile transmission.

If you are a holder of record of Solana Exchangeable Shares, you should have received a voting direction form with these proxy materials from the Solana Trustee, which is the holder of the one share of Special B Voting Stock.  Follow the instructions from the Solana Trustee, or contact the Solana Trustee for further information.  Instruments of proxy must be received by Computershare Trust Company of Canada, Attention: Manager Corporate Trust, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 11:59 p.m. (EDT) on June 20, 2016, or not less than 48 hours before the time of any adjournment(s) of the annual meeting.  Follow the directions on the voting direction form.

If you are a beneficial owner of Exchangeable Shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Gran Tierra.  Simply follow the voting instructions in the Notice to ensure that your vote is counted.

We provide telephone and internet proxy voting to allow you to vote your shares, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your telephone or internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 27, 2016.  In addition, you have one vote for each Exchangeable Share held as of April 27, 2016, which are represented by the one share of Special A Voting Stock and one share of Special B Voting Stock of Gran Tierra, as applicable.  Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee and holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their respective voting rights.

What if I return a proxy card or otherwise vote but do not make specific choices?

Stockholder of Record; Shares Registered in Your Name

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all seven nominees for director, “For” the advisory approval of executive compensation, “For” the ratification of the selection of Deloitte LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016, and “For” the approval of the change in the Company's state of incorporation from the State of Nevada to the State of Delaware.  If any other matter is properly presented at the annual meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, your broker or other nominee may not vote your shares on any proposal other than Proposal 3 at the Annual Meeting. See “What are ‘broker non-votes’?” below. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on all four proposals.

Holder of Exchangeable Shares

If you are a holder of Exchangeable Shares and you do not return a properly filled out voting election, or if you return a signed and dated voting election without marking voting selections, your shares will not be voted.

What happens if I do not vote?

Stockholder of Record; Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, over the internet or in person at the annual meeting, your shares will not be voted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you hold your shares in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker, bank or other nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the NYSE MKT (“NYSE MKT”).

There are also non-discretionary matters for which brokers, banks and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. When a broker, bank or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the broker, bank or other nominee should vote your shares, a “broker non-vote” results. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

If your shares are held in “street name” and you do not give voting instructions, pursuant to NYSE MKT Company Guide Section 723, the record holder will not be permitted to vote your shares with respect to Proposals 1, 2 or 4. If your shares are held in “street name” and you do not give voting instructions, the record holder will nevertheless be entitled to vote your shares with respect to Proposal 3.

Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting.

Holder of Exchangeable Shares

If you are a holder of Exchangeable Shares and you do not return a properly filled out voting election, or if you return a signed and dated voting election without marking voting selections, your shares will not be voted.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these proxy materials, our directors and employees and Georgeson Shareholder Services may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies, but if Georgeson Shareholder Services solicits proxies it will be paid a fee of approximately $9,200.00.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

If you receive more than one Notice or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.  Please follow the voting instructions on the Notices or the instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record; Shares Registered in Your Name

Yes.  You can revoke your proxy at any time before the final vote at the annual meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

¯	You may submit another properly completed proxy card with a later date, or vote again by telephone or on the internet;

¯	You may send a timely written notice that you are revoking your proxy to Gran Tierra’s Corporate Secretary at 200, 150 -13th Avenue S.W., Calgary, Alberta, T2R 0V2, Canada; or

¯	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Holder of Exchangeable Shares

If you are a holder of Goldstrike Exchangeable Shares, you should follow the instructions provided by the Goldstrike Trustee with respect to the Goldstrike Exchangeable Shares you hold, and if you are a holder of Solana Exchangeable Shares, you should follow the instructions provided by the Solana Trustee with respect to the Solana Exchangeable Shares you hold.

When are stockholder proposals due for next year’s annual meeting?

Stockholders who desire to present proposals at the 2017 annual meeting of stockholders and to have proposals included in our proxy materials pursuant to Rule 14a-8 under the Exchange Act must submit their proposals to us at our principal executive offices (to the Corporate Secretary at 200, 150-13th Avenue S.W., Calgary, Alberta, T2R 0V2, Canada), not later than the close of business on January 11, 2017. If the date of the 2017 annual meeting is changed by more than 30 days from the date of the 2016 annual meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2017 Annual Meeting.

Our Bylaws provide that stockholders may nominate persons for election to the Board of Directors or bring any other business before the stockholders (other than matters properly brought under Rule 14a-8) at the 2017 annual meeting of stockholders only by sending to our Corporate Secretary a notice containing the information required by our Bylaws no earlier than the close of business on March 25, 2017 and no later than the close of business on April 24, 2017. If we schedule our 2017 annual meeting to a date that is more than 30 days before or 60 days after June 23, 2017, then such notice must be given no earlier than the close of business 90 days, and no later than the close of business 60 days, before the rescheduled meeting, or notice must be given within 10 days following the date public notice of the rescheduled meeting is given by us. Detailed information about how to make stockholder proposals or nominations for our annual meetings of stockholders can be found in our Bylaws.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count, for the proposal to elect directors, votes “For,” “Against” and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE MKT to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

¯
Proposal No. 1, the election of directors: our bylaws provide for a majority voting standard for the election of directors in uncontested elections, which is generally defined as an election in which the number of nominees does not exceed the number of directors to be elected at the meeting. Because this is an uncontested election, each director shall be elected by the vote of a majority of the votes cast at a meeting of stockholders at which a quorum is present. A "majority of the votes cast" means that the number of shares voted "For" a director nominee must exceed the number of votes cast "Against" that director nominee. For these purposes, abstentions and broker non-votes will not count as a vote "For" or "Against" a nominee's election and will have no effect in determining whether a director nominee has received a majority of the votes cast. If an incumbent director is not elected by a majority of the votes cast, the incumbent director must promptly tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the director's resignation or whether other action should be taken. The Board will act on the Nominating and

Corporate Governance Committee's recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results.

¯
Proposal No. 2, the advisory approval of the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules, will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote "Against." Broker non-votes will have no effect.

¯
Proposal No. 3, the ratification of the appointment of Deloitte LLP as Gran Tierra’s independent registered public accounting firm for 2016, will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote "Against."   We do not expect that there will be any broker non-votes, as this is a routine matter.

¯
Proposal No. 4, the approval of a change in the Company's state of incorporation from the State of Nevada to the State of Delaware will be approved if it receives the affirmative vote of a majority of the voting power of the stockholders. Abstentions and broker non-votes have the same effect as a vote "Against."

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if stockholders holding outstanding shares of Gran Tierra’s capital stock representing at least a majority of the total number of votes are present at the annual meeting in person or represented by proxy.  On the record date, there were 296,476,584 votes that could be cast. Those votes were represented by 287,962,518 shares of common stock outstanding and entitled to vote and 8,514,066 shares of common stock issuable upon exchange of the Exchangeable Shares and therefore entitled to vote through the one share of Special A Voting Stock and one share of Special B Voting Stock. Thus, holders of outstanding shares representing at least 148,238,293 votes must be present in person or represented by proxy at the annual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the Chairman of the annual meeting or the holders of a majority of shares present at the annual meeting in person or represented by proxy must adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting.  In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting.

What proxy materials are available on the internet?

The notice of meeting, proxy statement and annual report to stockholders are available to view at:
http://www.edocumentview/com/GTE

or

on Gran Tierra’s website at: http://www.grantierra.com

See “How do I vote?” above for voting instructions.

BUSINESS OF THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Gran Tierra’s Board currently consists of eight directors. There are seven nominees for director this year. Mr. Price will not stand for re-election at the 2016 Annual Meeting. Accordingly, Mr. Price's term as a member of the Board and any committee thereof will expire following the 2016 Annual meeting, and the size of our Board will be reduced to seven. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of Gran Tierra. It is Gran Tierra’s policy to invite nominees for directors to attend the annual meeting. A majority of the directors then in office attended the 2015 Annual Meeting of Stockholders.

Directors are elected by a majority of the votes cast by the holders of voting shares at a meeting of stockholders at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes cast. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Gran Tierra. Each person nominated for election has agreed to serve if elected. Gran Tierra’s management has no reason to believe that any nominee will be unable to serve.

MAJORITY VOTING STANDARD

Our Bylaws provide for a majority voting standard for the election of directors in uncontested elections, which is generally defined as an election in which the number of nominees does not exceed the number of directors to be elected at the meeting. Because this is an uncontested election, each director shall be elected by the vote of a majority of the votes cast at a meeting of stockholders at which a quorum is present. A "majority of the votes cast" means that the number of shares voted "For" a director nominee must exceed the number of votes cast "Against" that director nominee. For these purposes, abstentions and broker non-votes will not count as a vote "For" or "Against" a nominee's election and will have no effect in determining whether a director nominee has received a majority of the votes cast. If an incumbent director is not elected by a majority of the votes cast, the incumbent director must promptly tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the director's resignation or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee's recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results. An incumbent director who tenders his or her resignation after failing to receive a majority of the votes cast will not participate in the Nominating and Corporate Governance Committee's or the Board's recommendation or decision or any deliberations related thereto.

NOMINEES

In May 2015, a major shareholder of the Company oversaw a transition in Board and Management that included the nomination and election of seven new directors.

The following is a brief biography of each nominee for director, his age on April 27, 2016, and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person for reelection as a director, as of the date of this proxy statement.

NAME	AGE	POSITIONS HELD WITH GRAN TIERRA
Gary S. Guidry	60	President, Chief Executive Officer
Peter Dey	75	Director
Evan Hazell	57	Director
Robert B. Hodgins	64	Chairman of the Board, Director
Ronald Royal	67	Director
David P. Smith	57	Director
Brooke Wade	62	Director
____________________

Gary S. Guidry
Mr. Guidry has been our Chief Executive Officer and President since May 7, 2015. Mr. Guidry was the Chief Executive Officer of Onza Energy Inc. from January 2014, until May 2015. From July 2011 to July 2014, Mr. Guidry served as President and Chief Executive Officer of Caracal Energy Inc. Mr. Guidry also served as President and CEO of Orion Oil & Gas Corp. from October 2009 to July 2011, Tanganyika Oil Corp. from May 2005 to January 2009, and Calpine Natural Gas Trust from October 2003 to February 2005. As chief executive officer of these companies, Mr. Guidry was responsible for overseeing all aspects of the respective company’s business. Mr. Guidry currently sits on the boards of Africa Oil Corp. (since April 2008) and Shamaran Petroleum Corp. (since February 2007), where he also serves as a member of each company’s Audit Committee. From September 2010 to October 2011, Mr. Guidry also served on the Board of Zodiac Exploration Corp., and from October 2009 to March 2014, he served on the board of TransGlobe Energy Corp. Prior to these positions, Mr. Guidry served as Senior Vice President and subsequently President of Alberta Energy Company International, and President and General Manager of Canadian Occidental Petroleum’s Nigerian operations. Mr. Guidry has directed exploration and production operations in Yemen, Syria and Egypt and has worked for oil and gas companies around the world in the U.S., Colombia, Ecuador, Venezuela, Argentina and Oman. Mr. Guidry is an Alberta-registered professional engineer (P. Eng.) and holds a B.Sc. in petroleum engineering from Texas A&M University.
The Nominating and Corporate Governance Committee believes that Mr. Guidry’s extensive experience in the oil and gas industry brings valuable industry experience to the Board. The Nominating and Corporate Governance Committee also believes that the Board will benefit from Mr. Guidry’s expertise in international operations and internal controls and procedures for financial reporting with respect to both private and public companies, which he has developed through his experience as a senior executive at several publicly traded companies.
Peter Dey
Mr. Dey has been a member of our Board since May 7, 2015. Mr. Dey has been the Chairman of Paradigm Capital Inc., an investment dealer, since November 2005. He has been a director of Goldcorp Inc. (listed on the TSX and NYSE) since June 2006, a director of Granite REIT Inc. (listed on the NYSE) since 2011, and is currently a director of the Massachusetts Museum of Contemporary Art. He was a director of Caracal Energy Inc. from March 2013 until its sale in July 2014, a director of Enablence Technologies Inc. from October 2011 to October 2013 and a director of Coventree Inc. from April 2008 to February 2012. Mr. Dey was a Partner of the Toronto law firm Osler, Hoskin & Harcourt LLP, where he specialized in corporate board issues and mergers and acquisitions, from 2001 to 2005, and prior to that from 1985 to 1994 and from 1973 to 1983. From 1994 to 2001, Mr. Dey was Chairman of Morgan Stanley Canada Limited. From 1993 to 1995, Mr. Dey chaired The Toronto Stock Exchange Committee on Corporate Governance in Canada that released the December 1994 report entitled “Where Were the Directors?”, known as the Dey Report. Mr. Dey has also served as Chairman of the Ontario Securities Commission and was Canada’s representative to the OECD Task Force that developed the OECD Principles of Corporate

Governance released in May of 1999. Mr. Dey attended Queen’s University, where he earned his Bachelor of Science in 1963 and Dalhousie University, where he earned his Bachelor of Laws degree in 1966. He received his Master of Laws degree from Harvard University in 1967.
The Nominating and Corporate Governance Committee recommend Mr. Dey for relelection due to Mr. Dey’s many years of experience dealing with issues of corporate governance ranging from serving on public boards to private practice as a lawyer which will provide significant value to Gran Tierra.
Evan Hazell
Mr. Hazell has been a member of our Board since June 24, 2015. Mr. Hazell has been involved in the global oil and gas industry for over 30 years, initially as  a petroleum engineer and then as an investment  banker.  At present, he serves as a Director of Oryx Petroleum and Kaisen Energy Corp, as well as non-profit and community organizations YMCA Calgary, Calgary Municipal Land Corporation and Opera America.  From 1998 to 2011, Mr. Hazell acted as a managing director at several financial institutions including HSBC Global Investment Bank and RBC Capital Markets. Mr. Hazell holds a Bachelor of Applied Science degree from Queen's University, a Master of Engineering degree from the University of Calgary, and a Master of Business Administration degree from the University of Michigan, and is licensed as a Professional Engineer in Alberta.  He resides in Calgary.
The Nominating and Corporate Governance Committee recommended Mr. Hazell for reelection because of his extensive experience in the global energy industry as well as in the financial sector, both of which will be of significant benefit to Gran Tierra.
Robert B. Hodgins
Mr. Hodgins has been a member of our Board since May 7, 2015. Mr. Hodgins held the position of Chairman of the Board of Caracal Energy Inc. until it was purchased in July 2014 for CDN$1.8 billion. He is a Chartered Accountant, investor and director with over 30 years of oil and gas industry experience. From 2002 to 2004, Mr. Hodgins was the Chief Financial Officer of Pengrowth Energy Trust of Calgary. Previously, he held positions as Vice-President and Treasurer of Canadian Pacific Limited and Chief Financial Officer of TransCanada PipeLines Limited, both of Calgary. Mr. Hodgins is currently a director of, and serves as Chairman of the Audit Committee for, several public Calgary-based companies including AltaGas Ltd. (formerly Altagas General Partner Inc.), having joined in March 2005, MEG Energy Corp., from September 2010, Enerplus Corporation (listed on the TSX and NYSE, formerly Enerplus Resource Fund), from November 2007, Kicking Horse Energy Inc., from April 2012, and StonePoint Energy Inc., from October 2014. He has also served as a director and Chairman of the Audit Committee of the following companies: Orion Oil & Gas Corporation from January 2010 to July 2011; Cub Energy Inc. from July 2012 to March 2015; MGM Energy Corp. from January 2007 to June 2014; Santonia Energy Inc. from June 2005 to March 2014; Lateral Capital Corp. from October 2012 to August 2013; Skope Energy Inc. from October 2010 to February 2013; and Enerflex Ltd. from July 2004 to January 2010. Mr. Hodgins graduated with a Bachelor of Arts in Business from the Richard Ivey School of Business at the University of Western Ontario in 1975, received a Chartered Accountant designation and was admitted as a member of the Institute of Chartered Accountants of Ontario in 1977 and Alberta in 1991.
The Nominating and Corporate Governance Committee recommend Mr. Hodgins for reelection because Mr. Hodgins’ 30-plus years in the oil and gas industry as an executive and director allows him to bring valuable industry experience to the Board. Mr. Hodgins substantial executive experience in senior financial roles with several Canadian companies and strong reputation in the Canadian business community provides significant value to Gran Tierra.
Ronald Royal
Mr. Royal has been a member of our Board since May 7, 2015. Mr. Royal is a private businessman and currently serves on the Board of two public companies, Valeura Energy Inc. since March 2010 and Oando Energy Resources Inc. since April 2015. Mr. Royal is a professional engineer with over 35 years of experience with Imperial Oil Ltd. and ExxonMobil’s international upstream affiliates. From 2011 to 2014, he served on the Board of Caracal Energy Inc., and prior to 2010, several other boards of private oil companies. Prior to retiring in 2007, Mr. Royal was President and Production Manager of Esso Exploration and Production Chad Inc. and resided in N’Djamena, Chad from 2002 to 2007. In 2003, he was awarded the title “Chevalier de l’Ordre National du Chad” for his contribution to the economic development of Chad. Mr. Royal received his Bachelor of Applied Science from the University of British Columbia in 1972 and completed the Executive Development Program at Cornell University in 1986. He has been a member of the Association of the Professional Engineers, Geologists and Geophysicists of Alberta since 1972.
The Nominating and Corporate Governance Committee recommend Mr. Royal for reelection because Mr. Royal’s extensive international experience in the oil and gas industry is a valuable asset to the Board.

David P. Smith
Mr. Smith has been a member of our Board since May 7, 2015. Mr. Smith is Chairman of the Board of Directors of Superior Plus Corp., a diversified public company with interests in energy distribution, chemicals and construction products distribution. He previously served as a director of Xinergy Ltd. from December 2010 to February 2013, and of Jannock Properties Ltd. from 2000 to January 2011. From March 2004 to August 2015, Mr. Smith served as Chair of the Audit Committee of Superior Plus Corp. Previously, he was Managing Partner of Enterprise Capital Management Inc. Mr. Smith has extensive experience in the investment banking, investment research and management industry. His areas of expertise include investment research, mergers & acquisitions, project finance, privatization and corporate finance. Mr. Smith graduated with honors from the University of Western Ontario with a degree in Business Administration in 1981. He is a Chartered Financial Analyst.
The Nominating and Corporate Governance Committee recommend Mr. Smith for reelection because Mr. Smith’s extensive experience as a director and deep investment knowledge background provides significant value to Gran Tierra.
Brooke Wade
Mr. Wade has been a member of our Board since June 24, 2015. Mr. Wade is the President of Wade Capital Corporation, a private investment company. From 1994 until the sale of the company in 2005, Mr. Wade was the co-founder and Chairman and Chief Executive Officer of Acetex Corporation, a publicly traded chemical company specializing in acetyls, specialty polymers, and films. Prior to founding Acetex Corporation, Mr. Wade was founding President and Chief Executive Officer of Methanex Corporation, a company created by a plan of growth through acquisitions to become what is known today as the world’s largest methanol producer. Mr. Wade currently serves on the board of Novinium, Inc. He was also a director of the Caracal Energy Inc. board from September 2011 until it was purchased in July 2014. Mr. Wade is a member of the Advisory Board of Network Capital Management Inc., the World Presidents’ Organization, the Chief Executives Organization, and the Dean's Advisory Council of the Harvard Kennedy School. Mr. Wade earned a Bachelor of Commerce Degree from the University of Calgary in 1974 and received his Chartered Accountant designation in 1977. In 2012, Mr. Wade became a Fellow of the Institute of Chartered Accountants of British Columbia.
The Nominating and Corporate Governance Committee recommends Mr. Wade for reelection because Mr. Wade’s extensive executive experience provides the Board with strong leadership and decision-making capabilities.
The Board Of Directors Recommends
A Vote In Favor Of Each Named Nominee.

OTHER INFORMATION

Our above-listed directors have neither been convicted in any criminal proceeding during the past ten years nor been parties to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities law or commodities law.  Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

INDEPENDENCE OF THE BOARD OF DIRECTORS

Gran Tierra follows the listing standards of the NYSE MKT. As required under the NYSE MKT listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board.

After review of all relevant identified transactions or relationships between each director, or any of his family members, and Gran Tierra, its senior management and its independent auditors, the Board has affirmatively determined that each of our directors and nominees for director, other than Mr. Guidry, are independent directors within the meaning of the applicable NYSE MKT listing standards.  In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with Gran Tierra.  Mr. Guidry, Gran Tierra’s President and Chief Executive Officer, is not an independent director by virtue of his employment with Gran Tierra.

BOARD LEADERSHIP STRUCTURE

For the period February 2, 2015 to June 24, 2015, Scott Price acted as Lead Director of the Board as the former Chairman, Jeffrey Scott, was not an independent director effective February 2, 2015. Robert Hodgins was appointed Chairman of the Board on June 24, 2015 and the position of lead independent director was discontinued. Mr. Hodgins is an independent director and brings leadership and experience to the Board separate from the Chief Executive Officer. We believe separation of the roles of Chairman and Chief Executive Officer helps preserve our Board’s independence and objectivity and provides an appropriate division of labor between our Chairman and Chief Executive Officer.

ROLE OF THE BOARD IN RISK OVERSIGHT

Gran Tierra’s management is responsible for assessing the risks facing Gran Tierra and evaluating such risks, and the Board provides an oversight role with respect to risk management.  At the direction of the Board, at each quarterly meeting of the Board, management makes a presentation to the Board regarding the higher level risks facing Gran Tierra, as well as the actions being taken to ameliorate these risks.  The Board then gives direction and guidance to management as to the risks presented and the actions proposed, and reassesses at the next quarterly meeting of the Board.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met twenty-five times during the last fiscal year as an entire board.  Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the last fiscal year for which he was a director or committee member.  As required under the NYSE MKT listing standards, in fiscal 2015, Gran Tierra’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has five standing committees: an Audit Committee, a Compensation Committee, a Health, Safety and Environment Committee, a Nominating and Corporate Governance Committee, and a Reserves Committee.  The following table provides membership and meeting information for the period January 1, 2015 to June 24, 2015 for each committee of the Board:

Name	Audit	Compensation	Nominating and Corporate Governance	Reserves
Dana Coffield(1)				X
Jeffrey Scott(2)(3)	X
Scott Price(4)	X	X	X	X*
Nicholas Kirton(3)	X*		X
Gerald Macey(3)	X	X	X*	X
Total Meetings Jan. 1 - June 24, 2015(4)	3	3	1	1

*	Committee Chairperson

(1)    Mr. Coffield was a director and our chief executive officer and president until February 2, 2015.

(2)    Mr. Scott resigned from the Audit Committee on February 2, 2015 as he was no longer an independent director.

(3)    Each of Messrs. Scott, Kirton and Macey ceased to be a member of Board effective June 24, 2015.

(4)    Mr. Price was a member of the Audit Committee for the period February 2, 2015 to June 24, 2015.

(5)    There were 14 board meetings held during the period January 1, 2015 to June 24, 2015.

The following table provides membership and meeting information for the period June 24, 2015 to December 31, 2015 for each committee of the Board:

Name	Audit	Compensation	Nominating and Corporate Governance	Reserves	Health, Safety and Environment
Peter Dey(1)	X	X	X*
Evan Hazell(2)				X	X*
Robert Hodgins(1)	X	X	X
Scott Price(3)				X	X
Ronald Royal(1)	X			X*	X
David Smith(1)	X*				X
Brooke Wade(2)		X*	X	X
Total Meetings June 24 - Dec. 31, 2015(4)	2	2	0	2	1

(1)	Each of Messrs Dey, Hodgins, Royal and Smith joined the Board effective May 7, 2015.

(2)	Each of Messrs. Hazell and Wade were elected to the Board effective June 24, 2015.

(3)	Mr. Price will not stand for re-election at the 2016 Annual Meeting. Accordingly, Mr. Price's term as a member of the Board and any committee thereof will expire following the 2016 Annual meeting

(4)	There were 11 board meetings held during the period June 24, 2015 through December 31, 2015.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable NYSE MKT rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to Gran Tierra.
Audit Committee
The Audit Committee was established by the Board to oversee Gran Tierra’s corporate accounting and financial reporting processes and audits of its financial statements.  For this purpose, the Audit Committee performs several functions. The Audit Committee reviews our financial reports and other financial information disclosed to the public, the government and various regulatory bodies, our system of internal accounting, our financial controls, and the annual independent audit of our financial statements. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on Gran Tierra’s audit engagement team as required by law; reviews and approves or rejects transactions between Gran Tierra and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by Gran Tierra regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review Gran Tierra’s annual audited financial statements and quarterly financial statements with management and the independent auditors, including a review of Gran Tierra’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Although the Audit Committee has the responsibilities set forth above and in the Audit Committee’s written charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

The Audit Committee is currently composed of four directors: Messrs. Smith (Chair), Dey, Hodgins and Royal. Jeffrey Scott was a member of the Audit Committee until February 2, 2015, and Scott Price was a member of the Audit Committee from February 2, 2015 to June 24, 2015. The Audit Committee met five times during the fiscal year.  The Audit Committee has a written charter that is available to stockholders on Gran Tierra’s website at http://www.grantierra.com.

The Board reviews the SEC and NYSE MKT listing standards definition of independence for Audit Committee members and has determined that all members of Gran Tierra’s Audit Committee are independent (as independence is currently established in Rule 803(a)(2) of the NYSE MKT listing standards).  Additionally, each Audit Committee member has met the criteria for audit committee independence set forth in Rule 10A-3 promulgated pursuant to the Exchange Act.  The Board has determined that Mr. Smith, an independent director, qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K promulgated by the SEC, based on his past experience in the investment banking, investment research and management industry.

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015, with management of Gran Tierra.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).  The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.
David Smith, Chair
Peter Dey
Robert Hodgins
Ronald Royal

*
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Gran Tierra under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is currently composed of three directors: Messrs. Wade (Chair), Dey and Hodgins. Messrs. Macey and Price were members of the Committee until June 24, 2015. All of the members of Gran Tierra’s Compensation Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE MKT listing standards).  The Compensation Committee met five times during 2015.  The Compensation Committee has a written charter that is available to stockholders on Gran Tierra’s website at http://www.grantierra.com.

The Compensation Committee of the Board acts on behalf of the Board to review, recommend for adoption and oversee Gran Tierra’s compensation strategy, policies, plans and programs, including:

•
establishment of corporate and individual performance objectives relevant to the compensation of Gran Tierra’s executive officers, directors, and other senior management, as appropriate, and evaluating performance in light of these stated objectives;

•	establishment of policies with respect to equity compensation arrangements;

•	review of the Company's compensation policies as they relate to risk management and risk-taking incentives to determine whether there is a material adverse effect on the Company.

•
review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of Gran Tierra’s Chief Executive Officer and the other executive officers; and

•	administration of Gran Tierra’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Each year, the Compensation Committee reviews with management Gran Tierra’s Compensation Discussion and Analysis and considers whether to recommend that it be included in proxy statements and other filings.

Compensation Committee Processes and Procedures

The Compensation Committee holds regular or special meetings as its members deem necessary or appropriate.  The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer.  However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings.  The Compensation Committee has the authority to retain, amend the engagement with, and terminate any such adviser, as it deems necessary or appropriate to fulfill its responsibilities. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of Gran Tierra.  In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of Gran Tierra, advice and assistance from compensation consultants, internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.  The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee.  In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in the performance of its duties, including the authority to approve the consultant’s reasonable fees and other retention terms.  Under its charter, the Compensation Committee may select, and receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NYSE MKT that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

After taking into consideration the six factors prescribed by the SEC and NYSE MKT described above, the Compensation Committee retained the services of Lane Caputo Compensation Inc. (the “Compensation Consultant”) as its executive compensation consultant pursuant to a written agreement.  The Compensation Consultant reports directly to the Compensation Committee and the Compensation Committee may replace the Compensation Consultant or hire additional consultants at any time.  A representative of the Compensation Consultant attends meetings of the Compensation Committee, if requested, and communicates with the Compensation Committee Chair between meetings; however, the Compensation Committee makes all decisions and recommendations to the Board.  The Compensation Consultant maintains a group of benchmark peers that the Compensation Committee finds relevant for comparison purposes.  Services performed by the Compensation Consultant are pre-approved by the Compensation Committee and any additional work to be performed, including at the request of management, must be pre-approved by the Chair of the Compensation Committee. The Compensation Committee retained the services of Hugessen Consulting effective August 3, 2015 as its executive compensation consultant to meet the Company's corporate governance objectives related to director, management and staff compensation.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate.  In 2015, the Compensation Committee did not form any subcommittees.

New performance objectives are generally established at one or more meetings held during the first quarter of the year.  Generally, the Compensation Committee’s process comprises two related elements: the recommendation of compensation levels; and the establishment of performance objectives for the current year.  In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted.  For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels, current company-wide compensation levels, and independent compensation surveys for the petroleum industry in Canada for peer groupings within the industry.

THE SPECIFIC DETERMINATIONS OF THE COMPENSATION COMMITTEE WITH RESPECT TO EXECUTIVE COMPENSATION FOR FISCAL 2015 ARE DESCRIBED IN GREATER DETAIL IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION OF THIS PROXY STATEMENT.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of Gran Tierra (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding corporate governance issues, assessing the performance of the Board and management, and developing a set of corporate governance principles for Gran Tierra. In the event that a vacancy on the Board arises, the Nominating and Corporate Governance Committee will seek and identify a qualified director nominee to be recommended to the Board for either appointment by the Board to serve the remainder of the term of the director position that is vacant or election at the next annual meeting of stockholders.

The Nominating and Corporate Governance Committee is currently composed of three directors: Messrs. Dey (Chair), Hodgins and Wade. Messrs. Macey, Kirton and Price were members of the Nominating and Corporate Governance Committee until June 24, 2015. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE MKT listing standards).  The Nominating and Corporate Governance Committee met once during the fiscal year.  The Nominating and Corporate Governance Committee has a written charter that is available to stockholders on Gran Tierra’s website at http://www.grantierra.com.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics.  The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Gran Tierra, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Gran Tierra’s stockholders.  However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time.  Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Gran Tierra and the long-term interests of stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Gran Tierra, to maintain a balance of knowledge, experience and capability.  In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to Gran Tierra during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence.  In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NYSE MKT purposes, which determination is based upon applicable NYSE MKT listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.  The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.  The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.  In fiscal 2015, neither the Nominating and Corporate Governance Committee nor the Board paid any fees to any third party to assist in the process of identifying or evaluating director candidates.

The Nominating and Corporate Governance Committee does not have a formal policy regarding diversity in identifying nominees for a director.  However, in assessing a potential nominee, the Nomination and Corporate Governance Committee considers the professional experience, education, skills and viewpoints of the nominee and how those factors will contribute to expanding the collective knowledge and experience of the Board.  The Nominating and Corporate Governance Committee considers that, while nominees should present a good fit with the existing Board in terms of their ability to work together to create stockholder value in a constructive way, diversity in opinion and viewpoint contribute to the overall success of the Board and Gran Tierra as a whole.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders.  The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.  Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address:  Gran Tierra Energy Inc., 200, 150-13th Avenue S.W., Calgary, Alberta T2R 0V2, Canada, Attention: Director Nominations.  This written recommendation must be delivered at least 120 days prior to the anniversary of the mailing of Gran Tierra’s proxy statement for the last annual meeting of stockholders.  Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of Gran Tierra’s stock.  Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Reserves Committee

The primary purpose of the Reserves Committee is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to evaluating and reporting on Gran Tierra’s oil and gas reserves.

The Reserves Committee oversees Gran Tierra’s (1) annual review of its oil and gas reserves, (2) procedures for evaluating and reporting its oil and gas producing activities, and (3) compliance with applicable regulatory and securities laws relating to the preparation and disclosure of information with respect to its oil and gas reserves.  The Reserves Committee also consults with the Audit Committee on matters relating to Gran Tierra’s oil and gas reserves which impact Gran Tierra’s financial statements.  The Reserves Committee is composed of four directors: Messrs. Royal (Chair), Hazell, Price and Wade. Mr. Macey was a member of the Reserves Committee until June 24, 2015. Dana Coffield was a member of the Reserves Committee until he ceased to be a director of Gran Tierra effective February 2, 2015. All of the members of the Reserves Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE MKT listing standards).  The Reserves Committee met three times during fiscal 2015.  The Reserves Committee has a written charter that is available on Gran Tierra’s website at http://www.grantierra.com.

Health, Safety and Environment Committee

The Health, Safety and Environment Committee was formed June 24, 2015 to assist the Board in fulfilling its responsibilities in relation to environmental, health and safety matters, including monitoring and overseeing the Company's policies and procedures for ensuring compliance with environmental regulatory requirements and ensuring that employees are provided with a safe environment in which to perform their duties. The Health, Safety and Environment Committee is composed of four directors: Evan Hazell (Chair), Ronald Royal, Scott Price and David Smith. The Health, Safety and Environment Committee has a written charter that is available on Gran Tierra’s website at http://www.grantierra.com.

VOTING STANDARD FOR ELECTION OF DIRECTORS
The rules of the TSX, which became effective December 31, 2012, require a listed issuer to disclose in the materials sent to its stockholders for a meeting at which directors are to be elected, whether or not it has adopted a majority voting policy and, if not, to explain why it has not adopted such a policy in its meeting materials. A majority voting policy generally requires that a director tender his or her resignation if the director receives more “against” votes than “for” votes at any meeting where stockholders vote on the uncontested election of directors. On February 26, 2016, the Board amended the Company's bylaws to implement a majority voting standard and director resignation policy for uncontested election of directors, which is described under "Majority Voting Standard" at the beginning of Proposal 1, above.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has adopted a formal process by which stockholders and other interested persons may communicate with the Board or any of its directors.  This information is available on Gran Tierra’s website at http://www.grantierra.com.

CODE OF ETHICS

Gran Tierra has adopted the Gran Tierra Code of Business Conduct and Ethics that applies to all officers, directors and employees.  The Code of Business Conduct and Ethics is available on Gran Tierra’s website at http://www.grantierra.com.  If Gran Tierra makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, Gran Tierra will promptly disclose the nature of the amendment or waiver on its website.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act  (the “Dodd-Frank Act”), and Section 14A of the Exchange Act, Gran Tierra’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.  At the 2011 annual meeting of stockholders, the stockholders indicated their preference that Gran Tierra solicit a non-binding advisory vote on the compensation of the named executive officers every year.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of Gran Tierra’s named executive officers for the last completed fiscal year and the philosophy, policies and practices described in this proxy statement.

The compensation of Gran Tierra’s named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables that follow, and the related narrative disclosure contained in this proxy statement.  As discussed in those disclosures, Gran Tierra believes that its compensation policies and decisions are consistent with current market practices and, especially following the implementation of our new equity compensation program in 2016, are focused on pay-for-performance principles that strongly align the interests of our named executive officers with those of our stockholders.  Compensation of Gran Tierra’s named executive officers is designed to enable Gran Tierra to attract and retain talented and experienced executives to lead Gran Tierra successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of Gran Tierra’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Gran Tierra’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in this proxy statement, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or Gran Tierra. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote "Against." Broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has selected Deloitte LLP as Gran Tierra’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting.  Deloitte LLP has audited Gran Tierra’s financial statements since its inception in 2005. Representatives of Deloitte LLP are expected to be present at the annual meeting.  They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Neither Gran Tierra’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte LLP as Gran Tierra’s independent registered public accounting firm.  However, the Audit Committee of the Board is submitting the selection of Deloitte LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Gran Tierra and its stockholders.The ratification of the appointment of Deloitte LLP as Gran Tierra’s independent registered public accounting firm for 2016, will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote "Against."   We do not expect that there will be any broker non-votes, as this is a routine matter.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Set forth below is a summary of fees paid to Deloitte LLP, our independent registered chartered accountants, for services in the years ended December 31, 2015 and 2014. In determining the independence of Deloitte LLP, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining Deloitte LLP’s independence.

	Year Ended December 31,
(Thousands of U.S. Dollars)	2015	2014
Audit Fees	$532	$1,439
Audit-related Fees	79	—
Tax Fees	—	—
All Other Fees	33	310
Total Fees	$644	$1,749

Audit Fees

The total audit fees and reimbursement of expenses paid to Deloitte LLP were for audits, reviews of the quarterly financial statements, and the preparation of consents.

All Other Fees

Other fees in 2015 related to work performed by Deloitte LLP in connection with: the Company's acquisition of Petroamerica; a working interest assignment in Colombia; and other transaction related projects. Other fees in 2014 included audit support for the sale of our Argentina business unit, IFRS support for Peru and Colombia and regulatory filing support for Colombia.

All fees described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures

Our Audit Committee is responsible for the engagement of the independent auditors and for approving, in advance, all auditing services and permitted non-audit services to be provided by the independent auditors. The Audit Committee maintains a policy for the engagement of independent auditors that is intended to maintain the independence from Gran Tierra of the independent auditors. In adopting this policy, our Audit Committee considered the various services that independent auditors have historically performed or may be needed to perform in the future for Gran Tierra. Under this policy:

•
the Audit Committee approves the performance by the independent auditors of auditing or permitted non-audit services, subject to restrictions in certain cases, based on the Audit Committee’s determination that this would not be likely to impair the independence of the independent auditors from Gran Tierra;

•	Gran Tierra’s management must obtain the specific prior approval of our Audit Committee for each engagement of the independent auditors to perform any auditing or permitted non-audit services; and

•
the performance by the independent auditors of certain types of services (bookkeeping or other services related to the accounting records or financial statements of Gran Tierra; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, or investment adviser or investment banking services; legal services and expert services unrelated to the audit; and any other service that the applicable federal oversight regulatory authority determines, by regulation, is impermissible) is prohibited due to the likelihood that their independence would be impaired.

In its review of all non-audit service fees, our Audit Committee considers, among other things, the possible effect of these services on the independence of our independent auditors. Relevant considerations include, but are not limited to, whether the services are prohibited pursuant to SEC rules, whether the auditors are best positioned to provide the services, and the percentage of total services the non-audit services will comprise.

Any approval required under this policy must be given by our Audit Committee or by the chairperson of the Audit Committee in office at the time, provided that any pre-approval decisions made by the chairperson must be reported to the Audit Committee at its next scheduled meeting. Gran Tierra’s Audit Committee will not delegate its responsibilities to approve services performed by the independent auditors to any member of management.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

APPROVAL OF A CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE
For the reasons discussed below, the Board has approved and declared it is advisable and in the best interests of Gran Tierra and our stockholders to approve a change in Gran Tierra's state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”), which includes the adoption of a new certificate of incorporation and bylaws governing our company, subject to approval by our stockholders.
Summary
The principal effects of the Reincorporation will be that:

•	The affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws;

•
The resulting Delaware corporation (“Gran Tierra-Delaware”) will be the same entity as the Company as currently incorporated in Nevada (“Gran Tierra-Nevada”) and will continue with all of the rights, privileges and powers of Gran Tierra-Nevada, will possess all of the properties of Gran Tierra-Nevada, will continue with all of the debts, liabilities and obligations of Gran Tierra-Nevada and will continue with the same officers and directors of Gran Tierra-Nevada immediately prior to the Reincorporation, as more fully described below.

•
When the Reincorporation becomes effective, all of our issued and outstanding shares of capital stock will be automatically converted into issued and outstanding shares of capital stock of Gran Tierra-Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the trading of our shares of common stock on the TSX or NYSE MKT under the same symbol “GTE”. Gran Tierra-Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our capital stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of Gran Tierra-Delaware capital stock, and shares of our capital stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of Gran Tierra-Delaware capital stock. The Reincorporation will not change the respective positions of Gran Tierra or our stockholders under federal securities laws. Pursuant to the Reincorporation, Gran Tierra-Delaware will assume all of Gran Tierra-Nevada’s obligations related to convertible or exchangeable securities and other rights to purchase or receive Gran Tierra-Nevada common stock, including pursuant to the Solana Exchangeable Shares, the Goldstrike Exchangeable Shares and the convertible notes, which shall become the right to purchase or receive the same number of shares of Gran Tierra-Delaware common stock.

•
Upon effectiveness of the Reincorporation, all of our employee benefit and incentive plans will become Gran Tierra-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Gran Tierra-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. In addition, our employment contracts and other employee benefit arrangements also will be continued by Gran Tierra-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.

The Reincorporation will have no effect on the number of shares of common stock, Special A Voting Stock, Special B Voting Stock and preferred stock the Company is authorized to issue. Under the Nevada Articles of Incorporation, the Company is authorized to issue up to 570,000,000 shares of common stock, one share of Special A Voting Stock, one share of Special B Voting Stock and up to 25,000,000 shares of preferred stock. Similarly, the Delaware Certificate of Incorporation authorizes the Company to issue up to 570,000,000 shares of common stock, one share of Special A Voting Stock, one share of Special B Voting Stock and up to 25,000,000 shares of preferred stock.
Plan of Conversion
To accomplish the Reincorporation, the Board has adopted a plan of conversion substantially in the form appended to this proxy statement as Appendix A (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to all of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).
Assuming that our stockholders approve this proposal, we will cause the Reincorporation to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Nevada articles of conversion substantially in the form appended to this proxy statement as Appendix B (the “Nevada Articles of Conversion”) and will file with the Secretary of State of the State of Delaware

(i) a certificate of conversion substantially in the form appended to this proxy statement as Appendix C (the “Delaware Certificate of Conversion”) and (ii) a certificate of incorporation, which will govern Gran Tierra-Delaware as a Delaware corporation, substantially in the form appended to this proxy statement as Appendix D (the “Delaware Certificate of Incorporation”). In addition, assuming that our stockholders approve this proposal, the Board will adopt Bylaws for Gran Tierra-Delaware, substantially in the form appended to this proxy statement as Appendix E (the “Delaware Bylaws”), and we will enter into a new indemnification agreement with each director and executive officer of Gran Tierra-Delaware based upon provisions of the DGCL, substantially in the form appended to this proxy statement as Appendix F (the “Delaware Indemnification Agreement”). Approval of this proposal by our stockholders will constitute approval of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and thereby authorizing the Board to adopt the Delaware Bylaws and enter into the Delaware Indemnification Agreement with each director and executive officer of Gran Tierra-Delaware. Stockholders should also note that approval of the Reincorporation will also constitute approval of the Company’s equity and other employee benefit and incentive plans continuing as plans of Gran Tierra-Delaware.
Notwithstanding the foregoing, the Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of Gran Tierra and our stockholders. If the Reincorporation is approved by our stockholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, as applicable) of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.
Reasons for the Reincorporation
The primary reason that the Board has approved the Reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe any benefits provided to the Company by Delaware law directly benefit our stockholders.
In deciding to propose the Reincorporation, the Board considered, among others, the following benefits of Delaware law to Gran Tierra and our stockholders:

•	our corporation would be governed by the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the United States;

•	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

•
the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•
the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

•
the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

The Board is not proposing the Reincorporation to prevent a change in control of Gran Tierra and is not aware of any present attempt by any person to acquire control of Gran Tierra or to obtain representation on the Board.
Why You Should Vote for the Reincorporation
Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.
The Reincorporation may also make it easier to attract future candidates willing to serve on the Board because many such candidates are already familiar with the DGCL, including provisions relating to director indemnification, from their past business experience.
In addition, in the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be unresponsive to stockholder rights.
Effects of the Reincorporation
Apart from being governed by the Delaware Certificate of Incorporation, the Delaware Bylaws and the DGCL, for all other purposes, Gran Tierra-Delaware will be the same entity as Gran Tierra-Nevada immediately prior to the Reincorporation. By virtue of the Reincorporation, all of the rights, privileges and powers of Gran Tierra-Nevada, all property owned by Gran Tierra-Nevada, all debts due to Gran Tierra-Nevada and all other causes of action belonging to Gran Tierra-Nevada immediately prior to the Reincorporation will remain vested in Gran Tierra-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of Gran Tierra immediately prior to the Reincorporation will remain attached to Gran Tierra-Delaware following the Reincorporation. Gran Tierra-Delaware will remain as the same entity following the Reincorporation, and the Reincorporation will not affect any change in our business, management or operations or the location of our principal executive offices.
Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of capital stock will be automatically converted into issued and outstanding shares of capital stock of Gran Tierra-Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the trading of our shares of common stock on the NYSE MKT under the same symbol “GTE”. Gran Tierra-Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our capital stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of Gran Tierra-Delaware capital stock, and shares of our capital stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of Gran Tierra-Delaware capital stock. The Reincorporation will not change the respective positions of Gran Tierra or our stockholders under federal securities laws. Pursuant to the Reincorporation, Gran Tierra-Delaware will assume all of Gran Tierra-Nevada’s obligations related to convertible or exchangeable securities and other rights to purchase or receive Gran Tierra-Nevada common stock, including pursuant to the Solana Exchangeable Shares, the Goldstrike Exchangeable Shares and the convertible notes, which shall become the right to purchase or receive the same number of shares of Gran Tierra-Delaware common stock.
Upon effectiveness of the Reincorporation, our directors and officers will become all of the directors and officers of Gran Tierra-Delaware, all of our employee benefit and incentive plans will become Gran Tierra-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Gran Tierra-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Our employment contracts and other employee benefit arrangements also will be continued by Gran Tierra-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.
We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of Gran Tierra-Delaware.
Gran Tierra-Nevada stockholders will not be required to exchange their Gran Tierra-Nevada stock certificates for new Gran Tierra-Delaware stock certificates. Gran Tierra stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.
The Reincorporation will have no effect on the number of shares of common stock, Special A Voting Stock, Special B Voting Stock and preferred stock the Company is authorized to issue. Under the Nevada Articles of Incorporation, the Company is authorized to issue up to 570,000,000 shares of common stock, one share of Special A Voting Stock, one share of Special B Voting Stock and up to 25,000,000 shares of preferred stock. Similarly, the Delaware Certificate of Incorporation authorizes the Company to issue up to 570,000,000 shares of common stock, one share of Special A Voting Stock, one share of Special B Voting Stock and up to 25,000,000 shares of preferred stock.
Mechanism for Reincorporation into Delaware
The process for reincorporating Gran Tierra from Nevada to Delaware calls for the articles of conversion to be filed with the Nevada Secretary of State and for the Delaware certificate of incorporation and a certificate of conversion to be filed with the Delaware Secretary of State at approximately the time desired for the Reincorporation to take effect.
Effect of Vote For the Reincorporation
A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and thereby authorizing the Board to adopt the Delaware Bylaws and the Delaware Indemnification Agreement. Stockholders should also note that approval of the Reincorporation will also constitute approval of the Company’s equity and other employee benefit and incentive plans continuing as plans of Gran Tierra-Delaware.
Effective Time
If the Reincorporation proposal is approved, the Reincorporation will become effective upon the last to occur of the filing of the Nevada Articles of Conversion filed with the Secretary of State of Nevada and the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State. If the Reincorporation proposal is approved, it is anticipated that Gran Tierra’s Board will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by Gran Tierra’s Board or the Plan of Conversion may be terminated and abandoned by action of the Gran Tierra’s Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by Gran Tierra’s stockholders, if Gran Tierra’s Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of Gran Tierra and its stockholders, as the case may be.
Effect of Not Obtaining the Required Vote for Approval
If we fail to obtain the requisite vote of stockholders for approval of the Reincorporation from the State of Nevada to the State of Delaware, the Reincorporation will not be consummated and we will continue to be incorporated in Nevada and governed by the NRS, our existing Articles of Incorporation and our existing Bylaws (the “Nevada Bylaws”).
Material U.S. Federal Income Tax Consequences of the Reincorporation
The following discussion addresses certain U.S. federal income tax considerations that are generally applicable to U.S. holders (as defined below) of our common stock who receive common stock of Gran Tiera-Delaware in exchange for their common stock of Gran Tierra-Nevada in the Reincorporation. This discussion addresses only those stockholders who hold their common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) and does not address all the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, including, without limitation:

•	financial institutions, insurance companies, regulated investment companies or real estate investment trusts;

•	pass-through entities or investors in such entities;

•	tax-exempt organizations;

•	dealers in securities or currencies, or traders in securities that elect to use a mark-to-market method of accounting;

•	persons that hold common stock as part of a straddle or as part of a hedging, integrated, constructive sale or conversion transaction;

•	persons who are not U.S. holders;

•	persons that have a functional currency other than the U.S. dollar;

•	persons who acquired their shares of common stock through the exercise of an employee stock option or otherwise as compensation;

•	persons whose common stock is “qualified small business stock” for purposes of Section 1202 of the Code; and

•	persons who are subject to the alternative minimum tax.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common stock that is:

•	a citizen or resident of the United States;

•	corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the U.S. or any of its political subdivisions;

•
a trust that (1) is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the U.S. federal income tax consequences to each partner generally will depend on the status of the partner and the activities of the partnership and the partner. Partners holding common stock and partners in such partnerships should consult their own tax advisors with respect to the U.S. federal income tax consequences of the reincorporation.
The tax consequences to holders of options to acquire our common stock are also not discussed herein. In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the reincorporation (whether or not such transactions are in connection with the reincorporation).
The following discussion is based on the interpretation of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the “IRS”) is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Reincorporation to Gran Tierra, Gran Tierra-Delaware and/or our stockholders. A ruling from the IRS will not be requested in connection with the Reincorporation.
EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDERS OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.
Subject to the limitations, qualifications and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the reincorporation will be as follows:

•	No gain or loss will be recognized by holders of our common stock upon receipt of common stock of Gran Tierra-Delaware pursuant to the Reincorporation;

•
The aggregate tax basis of the common stock of Gran Tierra-Delaware received by each stockholder of Gran Tiera-Nevada in the Reincorporation will be equal to the aggregate tax basis of the common stock of Gran Tierra-Nevada surrendered in exchange therefor;

•
The holding period of the common stock of Gran Tierra-Delaware received by each stockholder of Gran Tierra-Nevada will include the period for which such stockholder held the common stock of Gran Tierra-Nevada surrendered in exchange therefor, provided that such common stock of Gran Tierra-Nevada was held by such stockholder as a capital asset at the time of the Reincorporation; and

•	No gain or loss will be recognized by Gran Tierra-Nevada or Gran Tierra-Delaware as a result of the Reincorporation.

A U.S. holder of shares of our common stock may be required to attach a statement to its tax returns for the year of the Reincorporation that contains the information listed in Treasury Regulation Section 1.368-3(b) and may be required to maintain a permanent record of facts relating to the Reincorporation. Such information includes, among other things, the stockholder’s tax basis in the stockholder’s common stock of Gran Tierra-Nevada and the fair market value of the stockholder’s common stock of Gran Tierra-Nevada immediately prior to the Reincorporation.
Accounting Treatment
We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of Gran Tierra-Nevada previously filed with the SEC will remain the financial statements of Gran Tierra-Delaware following the Reincorporation.
Regulatory Approvals
The Reincorporation will not be consummated until after stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware
Although the Delaware Certificate of Incorporation and the Delaware Bylaws are substantially similar to provisions from the current Articles of Incorporation and Bylaws of Gran Tierra-Nevada, they also include certain provisions that are different from the provisions contained in Gran Tierra’s current Articles of Incorporation and Bylaws. The following discussion briefly summarizes some of the changes resulting from the Reincorporation and the significant differences between the NRS, the current Articles of Incorporation and Bylaws of Gran Tierra-Nevada and the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.
The foregoing summary does not purport to be a complete statement of the respective rights of holders of our capital stock and Gran Tierra-Delaware capital stock, and is qualified in its entirety by reference to the NRS and DGCL, respectively, and to the current Articles of Incorporation and Bylaws and to the Delaware Certificate of Incorporation and Delaware Bylaws, respectively.

Provision	NRS and Gran Tierra-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Amendment of Charter
Nevada law requires a vote of the Company’s board of directors followed by the affirmative vote of the majority of shares entitled to vote to approve an amendment to the Articles of Incorporation of Gran Tierra-Nevada.
If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

Delaware law requires a vote of a company’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the Certificate of Incorporation, unless a greater percentage vote is required by the Certificate of Incorporation.
Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the Certificate of Incorporation requires a greater percentage vote.
Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the Certificate of Incorporation.
In general, the Delaware Certificate of Incorporation requires any amendment to the Certificate of Incorporation in the manner described by the DGCL.

Amendment of Bylaws
The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders.
The Nevada Bylaws currently provide that a majority of the Board at any duly called regular or special meeting may alter or amend any provisions of the Nevada Bylaws, provided, however that the affirmative vote of the stockholders holding a majority of the voting power shall be required to amend the number of directors and whether to provide for a classified Board. The holders of at least a majority of the shares of the Company entitled to vote in any duly called special or regular meeting shall be required to amend or alter any provision of the Nevada Bylaws.

The DGCL states that the power to adopt, amend or repeal a company’s bylaws shall be vested in the stockholders entitled to vote, provided that a company’s certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

The Delaware Certificate of Incorporation and the Delaware Bylaws expressly empower the Board to adopt, amend or repeal the Delaware Bylaws.
The Delaware Bylaws remained consistent with the Nevada Bylaws and provide that a majority of the Board of Directors at any duly called regular or special meeting may alter or amend any provisions of the Delaware Bylaws, provided, however that the affirmative vote of the stockholders holding a majority of the voting power shall be required to amend the number of directors and whether to provide for a classified Board. The holders of at least a majority of the shares of the Company entitled to vote in any duly called special or regular meeting shall be required to amend or alter any provision of the Delaware Bylaws.

Director Elections
The Nevada Bylaws provide for an annual election of directors, with the directors to hold office until the next annual meeting of stockholders or until their earlier death, resignation or removal.
The Nevada Bylaws provide that election of directors is by a plurality of the votes cast in a contested director election. However, in uncontested director elections, the Nevada Bylaws establish a majority voting standard in which each director will be elected by the vote of the majority of the votes cast with respect to the director. A “majority of votes cast” means that the number of shares cast “for” a director’s election exceeds the number of votes cast “against” that director.
In an uncontested election, a director nominee who does not receive a majority of the votes cast will tender his or her resignation to the Board for consideration. The Nominating and Corporate Governance Committee will take action to determine whether to accept or reject the director’s resignation, or whether other action is appropriate, and will make a recommendation to the Board. Within ninety (90) days following the date of the certification of the election results, the Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale for such decision.

Similar to the Nevada Bylaws, the Delaware Bylaws provide for an annual election of directors, with the directors to hold office until the next annual meeting of stockholders or until their earlier death, resignation or removal.
The Delaware Bylaws similarly provide for plurality voting in a contested director election. However, in uncontested director elections, the Delaware Bylaws establish a majority voting standard in which each director will be elected by the vote of the majority of the votes cast (in person or by proxy) with respect to the director. A “majority of votes cast” means that the number of shares cast “for” a director’s election exceeds the number of votes cast “against” that director.
In an uncontested election, a director nominee who does not receive a majority of the votes cast will tender his or her resignation to the Board for consieration. The Nominating and Corporate Governance Committee will take action to determine whether to accept or reject the director’s resignation, or whether other action is appropriate, and will make a recommendation to the Board. Within ninety (90) days following the date of the certification of the election results, the Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale for such decision.
The Nevada and Delaware Bylaws both provide for annual director elections. Similarly, the Nevada and Delaware Bylaws both provide for the same standard in the election of directors.
Number of Authorized Directors
The Nevada Bylaws provide that the Board shall consist of no less than one (1) and no more than nine (9) members, the number may be set by resolution of the Board of Directors.
The Nevada Bylaws do not provide stockholders with the right to set the Board size, absent an amendment to the Nevada Bylaws.

The Delaware Bylaws provide that the Board shall consist of no less than one (1) and no more than nine (9) members, the number may be set by resolution of the Board of Directors.
The Delaware Bylaws do not provide stockholders with the right to set the Board size, absent an amendment to the Delaware Bylaws.
The Delaware Bylaws are the same as the Nevada Bylaws.

Filling Vacancies on the Board of Directors
The NRS provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.
The Nevada Bylaws provide that a vacancy occurring in the Board other than for removal may be filled by a majority of the remaining Directors, or a sole remaining director, though less than a quorum. Any vacancy occurring in the Board of Directors by reason of removal shall be filled by a plurality of the votes cast by the holders of shares entitled to vote at a meeting of stockholders at which a quorum is present.

The DGCL provides that, unless otherwise provided in the certificate of incorporation or bylaws, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.
The Delaware Bylaws provide the same vacancy provisions as the Nevada Bylaws.

The Nevada Bylaws and the Delaware Bylaws provide stockholders with similar rights.
In addition, the DGCL provides greater protection to the Company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole Board.

Removal of Directors
The Nevada Bylaws provide that any director may be removed only by the affirmative vote of at least two-thirds of the voting power of all of the then-outstanding voting stock, voting together as a single class.

Under the DGCL, although stockholders may generally remove directors with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors, the DGCL provides that the Delaware Certificate of Incorporation may also contain provisions requiring for any corporate action, the vote of a larger portion of the stock than is required by the DGCL.

The Delaware Certificate of Incorporation will provide that any director may be removed only by the affirmative vote of at least two-thirds of the voting power of all of the then-outstanding voting stock, voting together as a single class.

Interested Party Transactions
The NRS provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the board, committee or stockholders and the transaction is approved or ratified by the board, committee or stockholders in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer), (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board, or (c) the contract or transaction is fair to the company at the time it is authorized or approved.

The DGCL provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the company as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.
Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.
Stockholder Voting-Quorum
The NRS and the Nevada Bylaws provides that a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.
	The DGCL and the Delaware Bylaws provides that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.	Nevada and Delaware law and the Nevada and Delaware Bylaws are substantially similar in respect to quorum requirements.
Advance Notice Bylaw Provisions
The Nevada Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors. As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting. Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.

Similarly, the Delaware Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors. As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting. Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.
The advance notice provisions in the Nevada and Delaware Bylaws the same.

Duration of Proxies	Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless provided otherwise in the proxy, which duration may not exceed seven years.	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.	The statutory default under Delaware law provides for proxies to remain valid for a longer duration than the statutory default under the NRS.
Stockholder Vote for Mergers and Other Corporate Reorganizations
Under the NRS, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the Company. Generally, Nevada law does not require a stockholder vote of the surviving Company in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

Under the DGCL, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Nevada and Delaware law are substantially similar in relation to stockholder approval of mergers and other corporate reorganizations.
Neither the Nevada Bylaws nor the Delaware Bylaws contain any supermajority voting requirements for mergers or other corporate reorganizations.

Special Meetings of Stockholders
Under the NRS, unless otherwise provided in the articles of incorporation or bylaws, the entire Board, any two directors or the president may call annual and special meetings of the stockholders and directors.
The Nevada Bylaws provide that special meetings of stockholders may be called by a majority of the Board, or by the Chairman, or upon the request of the shareholders owning not less than twenty-five percent the outstanding stock entitled to vote at such meeting.

Under DGCL, a special meeting of stockholders may be called by the Board or by such persons as may be authorized by the certificate of incorporation or by the bylaws.
The Delaware Bylaws provide that a special meeting of stockholders may be called by a majority of the Board, or by the Chairman, or upon the request of the shareholders owning not less than twenty-five percent the outstanding stock entitled to vote at such meeting.
The Delaware Bylaws are the same as the Nevada Bylaws.

Stockholder Action by Written Consent
The Nevada Bylaws authorize the Company’s stockholders to act by written consent, except, however, if a different portion of voting power is required by law, the Nevada Articles of Incorporation or the Nevada Bylaws, then that proportion of written consents is required. Any written consent must be signed by stockholders holding Voting Stock representing a majority of votes entitled to be cast at such a meeting.

The Delaware Bylaws authorize the Company’s stockholders to act by written consent, except, however, if a different portion of voting power is required by law, the Delaware Articles of Incorporation or the Delaware Bylaws, then that proportion of written consents is required. Any written consent must be signed by stockholders holding Voting Stock representing a majority of votes entitled to be cast at such a meeting.
The Nevada Bylaws and the Delaware Bylaws both allow the Company’s stockholders to act by written consent.
Failure to Hold an Annual Meeting of Stockholders
The NRS provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.

The DGCL provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Nevada law requires that application be made by a stockholder holding at least 15% of the voting power, whereas Delaware law permits any stockholder or director to make the application.

Adjournment of Stockholder Meetings
Under the NRS, a company is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes a new record date for the adjourned meeting.

Under the DGCL, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.
Delaware law requires companies to provide stockholders of record entitled to vote with notice of the new record date for an adjourned meeting as described.

Limitation on Director Liability
Under the NRS, unless the articles of incorporation or an amendment thereto provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.
The provisions in the Nevada Bylaws comply with Nevada law as set forth above.

Under the DGCL, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.
The provisions in the Delaware Certificate of Incorporation and Delaware Bylaws comply with Delaware law as set forth above.
Delaware law is more extensive in the enumeration of actions under which the Company may not eliminate a director’s personal liability.

Indemnification Provision
Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.
The Nevada Bylaws comply with Nevada law as set forth above.

Under DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
The Delaware Certificate of Incorporation and Delaware Bylaws comply with Delaware law as set forth above.

The indemnification provisions of the NRS and the DGCL are substantially similar as both the NRS and the DGCL permit the Company to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe that such conduct was unlawful.
The Company intends to enter into the Delaware Indemnification Agreement with our executive officers and directors based upon the indemnification provisions of the DGCL.

Advancement of Expenses
The NRS provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.
The Nevada Bylaws authorize the Company to advance expenses to its officers and directors.

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.
Similar to the Nevada Bylaws, the Delaware Bylaws and the Delaware Certificate of Incorporation authorize the Company to advance expenses to its officers and directors. In addition, if the reincorporation is approved, the Company intends to enter into a Delaware Indemnification Agreement with each of its officers and directors to provide for the advancement of expenses.
Nevada law and Delaware law are substantially similar in regards to the advancement of expenses.
Declaration and Payment of Dividends
Under the NRS, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Under the DGCL, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).
Delaware law is more restrictive than Nevada law with respect to when dividends may be declared and paid.

Business Combinations
The NRS prohibits certain business combinations between a Nevada corporation and an interested stockholder for two years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the two year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past two years, was an interested stockholder of the corporation.

The DGCL prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3rds% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership.

Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is higher, we will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada law.

Control Share Acquisition Statute
Under the NRS, an acquiring person who acquires a controlling interest in an issuing corporation is prohibited from exercising voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders. Unless otherwise provided in the articles of incorporation or the bylaws, if the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to dissent and demand payment of the fair value of his or her shares. A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the corporation in the election of directors. Control shares means those outstanding voting shares of an issuing corporation which an acquiring person: (a) acquires in an acquisition or offer to acquire in an acquisition; and (b) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person.
The control share acquisition statute applies to any acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have addresses in Nevada, unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply.
	Delaware does not have a similar statute.	Consistent with Delaware law, neither the Delaware Certificate of Incorporation nor the Delaware Bylaws will contain a provision similar to the NRS control share acquisition statute.

Blank Check Preferred Stock
Under the Nevada Articles of Incorporation, the Company is authorized to issue up to 25,000,000 shares of preferred stock.
The Nevada Articles of Incorporation authorize the Company’s Board of Directors to define the rights, preferences and privileges of the preferred stock prior to issuance.
The ability of the Board of Directors to issue and set the rights, preferences and privileges of the preferred stock could make it more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, our Board of Directors were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board of Directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.
In addition, the Nevada Articles of Incorporation grant the Company’s Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of common stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our Company.

Under the Delaware Certificate of Incorporation, the Company is authorized to issue up to 25,000,000 shares of preferred stock.
The Delaware Certificate of Incorporation will authorize the Company’s Board of Directors to define the rights, preferences and privileges of the preferred stock prior to issuance.
The ability of the Board of Directors to issue and set the rights, preferences and privileges of the preferred stock could make it more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, our Board of Directors were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board of Directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.
In addition, the Delaware Certificate of Incorporation grants the Company’s Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of common stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our Company.

The Company’s Board of Directors have substantially similar rights under the Nevada Articles of Incorporation and the Delaware Certificate of Incorporation to designate and issue up to 25,000,000 shares of preferred stock.

Taxes and Fees
Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the value of the corporation’s authorized stock with a minimum fee of $175, as well as a $200 business license fee, and does not impose any franchise taxes on corporations.

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.
The maximum annual Delaware franchise tax fee that the Company could be required to pay is $180,000.

Dissenters’ Rights
Under the NRS, stockholders are not entitled to dissenters’ rights in connection with a reincorporation if the shares held by the stockholder are of a class or series which is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended. Because Gran Tierra’s common stock is currently listed on the NYSE MKT, a successor entity to the American Stock Exchange, it satisfies the definition of “covered security”, and stockholders will therefore not be entitled to dissenters’ rights in connection with the Reincorporation.
Required Vote and Board of Directors Recommendation
Approval of this proposal requires the affirmative vote of a majority of the voting power of the stockholders. Abstentions and broker non-votes have the same effect as a vote "Against."
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Gran Tierra’s common stock as of February 27, 2016, by (1) each director and nominee for director; (2) each of the executive officers named in the Summary Compensation Table, (3) each person known by Gran Tierra to beneficially own more than 5% of the outstanding shares of Gran Tierra’s common stock and (4) all of Gran Tierra’s executive officers and directors as a group. The table includes directors, director nominees and named executive officers of the Company before and after the Board and Management transition in May 2015. All ownership percentage calculations below assume that all Exchangeable Shares have been converted on a one-for-one basis into corresponding shares of our common stock, as such shares vote together with our common stock on all matters as if shares of our common stock.

	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Peter Dey (2)	33,313	*
Ryan Ellson	220,030	*
Gary S. Guidry	2,320,500	*
David Hardy (3)	594,526	*
Evan Hazell (4)	45,701	*
Robert Hodgins (5)	10,797	*
Duncan Nightingale (6)	571,933	*
Scott Price (7)	3,214,412	1.09
Ron Royal (8)	108,373	*
David Smith (9)	10,822	*
Brooke Wade (10)	120,373	*
Lawrence West	200,030	*
Dana Coffield (11)	1,887,572	*
Carlos Monges (12)	1,489	*
James Rozon (13)	—	—
Jeffrey Scott (14)	2,413,861	*

Entities affiliated with Amber Capital Management LP (15)	19,423,527	6.57
Entities affiliated with West Face Capital Inc. (16)	17,286,552	5.85

Directors and executive officers as a group (total of 12 persons)	7,450,810	2.52

*	Less than 1%.

(1)
Except as otherwise set forth in this footnote, beneficial ownership is as of February 27, 2016. Beneficial ownership is calculated based on 295,671,584 shares of common stock issued and outstanding as of February 27, 2016, which, for purposes of this table includes 8,542,066 Exchangeable Shares issued and outstanding as of February 27, 2016, as such shares are immediately exchangeable for shares of our common stock and vote together with our common stock on all matters as if shares of our common stock. The number of shares beneficially owned by a person also includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of February 27, 2016. The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable. The beneficial ownership by entities affiliated with Amber Capital Management LP is as of December 31, 2015, and the beneficial ownership of entities affiliated with West Face Capital Inc. is as of January 27, 2016; percentage beneficial ownership for each of these are calculated based on the number of shares outstanding as of April 27, 2016, as described above.

(2)	Consists of 20,000 common shares, 6,883 Deferred Stock Units and 6,430 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 27, 2016.

(3)
Consists of 539,999 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 27, 2016, 19,527 shares issuable upon exchange of Exchangeable Shares owned by Mr. Hardy’s spouse and 35,000 shares of common stock owned by Mr. Hardy’s spouse. Mr. Hardy disclaims beneficial ownership of the shares owned by his spouse, except to the extent of his pecuniary interest therein.

(4)	Consists of 30,000 shares, 9,271 Deferred Stock Units and 6,430 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 27, 2016.

(5)	Consists of 10,797 Deferred Stock Units.

(6)
Mr. Nightingale ceased to be an officer of Gran Tierra on February 19, 2016; however, he remains an employee of the Company until May 31, 2016. Consists of 28,600 shares and 543,333 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 27, 2016.

(7)
Consists of 2,711,080 shares issuable upon exchange of Exchangeable Shares and 503,332 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 27, 2016.

(8)	Consists of 88,000 shares, 13,943 Deferred Stock Units and 6,430 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 27, 2016.

(9)	Consists of 4,392 Deferred Stock Units and 6,430 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 27, 2016.

(10)	Consists of 100,000 shares, 13,943 Deferred Stock Units and 6,430 shares issuable upon exercise of options to acquire shares of common stock exercisable within 60 days of February 27, 2016 .

(11)	Mr. Coffield ceased to be an employee or officer of Gran Tierra on February 2, 2015. Share ownership is based on last known information provided to the Company.

(12)	Mr. Monges ceased to be an employee or officer of Gran Tierra on July 1, 2015. Share ownership is based on last known information provided to the Company.

(13)	Mr. Rozon ceased to be an employee of Gran Tierra on June 30, 2015. Share ownership is based on last known information provided to the Company.

(14)	Mr. Scott ceased to be an employee or officer of Gran Tierra on June 24, 2015. Share ownership is based on last known information provided to the Company.

(15)
Based upon a Schedule 13G filed February 5, 2016, reporting beneficial ownership as of December 31, 2015. Amber Capital Management LP (“Amber Capital Management”), Amber Capital UK LLP (“Amber UK”), Amber Capital LP (“Amber Capital”), Amber Global Opportunities Master Fund Ltd. (“Amber Global”), and Joseph Oughourlian have shared voting and dispositive power with respect to all of these shares. The address of Amber Capital Management and Amber Global is PO Box 309 Ugland House, Grand Cayman KY1-1104, Cayman Islands. The address of Amber UK and Mr. Oughourlian is 14-17 Market Place, London, United Kingdom W1W 8AJ. The address of Amber Capital is 900 Third Avenue, Suite 1103, New York, NY 10022.

(16)
Based upon a Schedule 13D filed January 29, 2016, reporting beneficial ownership as of January 27, 2016. The Schedule 13D reports that West Face Capital Inc. and Gregory A. Boland have shared voting and dispositive power with respect to all of these shares. The address of West Face Capital Inc. and Mr. Boland is 2 Bloor Street East, Suite 3000, Toronto, Ontario M4W 1A8.

The following table provides certain information with respect to securities authorized for issuance under Gran Tierra’s equity compensation plans in effect as of the end of December 31, 2015:

EQUITY COMPENSATION PLAN INFORMATION

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted average exercise price of outstanding options, warrants and rights (2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(3)
Equity compensation plans approved by security holders	13,867,014	4.60	13,498,868
Equity compensation plans not approved by security holders	—	—	—
	13,867,014	4.60	13,498,868

(1) Includes shares reserved to be issued pursuant to stock options and restricted stock units (the latter of which may be settled in cash or in shares of our common stock, at our election) granted pursuant to the 2007 Equity Incentive Plan, which is an amendment and restatement of our 2005 Equity Incentive Plan.

(2) Exercise price is not applicable to restricted stock units and, as such, restricted stock units are excluded from this column.

(3) In accordance with Item 201(d) of Regulation S-K, the figure in this column represents the total number of shares of our common stock remaining available for issuance under our 2007 Equity Incentive Plan as of December 31, 2015, minus the awards reported in column (a), above. Note, pursuant to the terms of the 2007 Equity Incentive Plan, the pool of shares available for grant thereunder is not actually reduced until an award is settled in shares of our common stock (as opposed to reducing the pool at the time of grant). Note further, that the 2007 Equity Incentive Plan provides that the number of shares of our common stock reserved for issuance under the plan shall be reduced by: (i) one share for each share of common stock issued pursuant to a stock option or stock appreciation right and (ii) 1.55 shares for each share of our common stock issued pursuant to an any other type of award granted under the 2007 Equity Incentive Plan that is settled in shares of our common stock. Accordingly, the number of shares available for future awards under the 2007 Equity Incentive Plan may be different than the amount shown in this column.

The only equity compensation plan approved by our stockholders is our 2007 Equity Incentive Plan, which is an amendment and restatement of our 2005 Equity Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Gran Tierra’s directors and executive officers, and persons who own more than ten percent of a registered class of Gran Tierra’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Gran Tierra.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Gran Tierra with copies of all Section 16(a) forms they file.

To Gran Tierra’s knowledge, based solely on a review of the copies of such reports furnished to Gran Tierra and written representations that no other reports were required, during the fiscal year ended December 31, 2015, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that: a late Form 4 was filed on behalf of each of Duncan Nightingale and Adrian Coral with respect to the vesting of a restricted stock unit award; and a late Form 4 was filed on behalf of each of Peter Dey and Ronald Royal in connection with a purchase of shares.

EXECUTIVE OFFICERS

Our executive officers as of April 27, 2016, are as follows:

Name	Age	Title

Gary S. Guidry	60	President and Chief Executive Officer
Ryan Ellson	40	Chief Financial Officer
Adrian Coral	43	President, Gran Tierra Energy Colombia
James Evans	50	Vice President, Corporate Services
David E. Hardy	61	Vice President, Legal and General Counsel
Alan Johnson	45	Vice President, Asset Management
Lawrence West	59	Vice President, Exploration

Gary Guidry. For the biography of Mr. Guidry, see "Proposal 1, Election of Directors."
Ryan Ellson. Mr. Ellson has been our Chief Financial Officer since May 2015. Mr. Ellson has 15 years of experience in a broad range of international corporate finance and accounting roles.  Mr. Ellson was CFO of Onza Energy Inc. from January 2015 to May 2015. From July 2014 until December 2014 Mr. Ellson was Head of Finance for Glencore E&P (Canada) and prior thereto Vice President, Finance at Caracal Energy, a London Stock Exchange listed company with operations in Chad, Africa from August 2011 until July 2014. Prior to Caracal, Mr. Ellson was Vice President of Finance at Sea Dragon Energy from April 2010 until August 2011.  In these positions, Mr. Ellson oversaw financial and accounting functions, implemented and oversaw internal financial controls, secured a reserve based lending facility and was involved in multiple capital raises. Mr. Ellson has held management and executive positions with companies operating in Chad, Egypt, India and Canada. Mr. Ellson is a Chartered Accountant and holds a Bachelor of Commerce and a Master of Professional Accounting from the University of Saskatchewan.
Adrian Coral. Mr. Coral joined Gran Tierra in August 2006 as an operations engineer in Gran Tierra Energy Colombia, Ltd., and served in that capacity until February 2007. Mr. Coral rejoined Gran Tierra in August 2008 as Operations Director of Gran Tierra Energy Colombia, Ltd. He served in that capacity until September 2011, when he was promoted to Production Manager of Gran Tierra Energy Colombia, Ltd. Mr. Coral was promoted to Senior Operations Manager of Gran Tierra Energy Colombia, Ltd. in April 2013. On August 1, 2014, Mr. Coral was promoted to President, Gran Tierra Energy Colombia. Mr. Coral has a total of 18 years of experience as an engineer or manager in the oil and gas industry. Mr. Coral graduated from the Universidad de América – Bogotá D.C. with a degree as a Petroleum Engineer and from the School of Business Management – Bogotá D.C with degree in Project Management.

James Evans. Mr. Evans has been our Vice President, Corporate Services, since May 2015. Mr. Evans has over 20 years of experience including working the last 10 years in the international oil and gas industry. Most recently, Mr. Evans was the Head of Compliance & Corporate Services for Glencore E&P (Canada) from July 2014 to December 2014, and prior thereto Vice President of Compliance & Corporate Services at Caracal Energy from July 2011 to June 2014, in each case where he oversaw the execution of corporate strategy and goals, developed and implemented a robust corporate compliance program, and managed all aspects of IT, document control, security and administration. Mr. Evans also managed the recruitment, training and retention of staff in both Calgary and Chad. He oversaw the growth of Caracal Energy from seven employees to in excess of 400 as Caracal Energy exceeded 20,000 barrels of oil per day at the time of sale to Glencore. Prior to Caracal, Mr. Evans held senior management and executive positions at Orion Oil and Gas and Tanganyika Oil, with operating experience in Egypt, Syria and Canada. Mr. Evans is a Certified General Accountant and holds a Bachelor of Commerce degree from the University of Calgary.
David Hardy. Mr. Hardy joined Gran Tierra as General Counsel, Vice President Legal and Secretary on March 1, 2010. He has more than 25 years’ experience in the legal profession. Before joining Gran Tierra, he worked for Encana Corporation and for Encana Corporation’s predecessor, Pan Canadian, from 2000 through 2009 where he held various positions, including: Vice President Divisional Legal Services, Integrated Oil and Canadian Plains Divisions; Vice President Regulatory Services, Corporate Relations Division; and Associate General Counsel, Offshore and International Division. For four of his eight years in the Offshore and International Division of Encana, Mr. Hardy led the Legal and Commercial Negotiations Group, where he was responsible for providing strategic legal, commercial and negotiation advice and support to the offshore and international business units. This included dealing with new venture activities and operational, joint venture and host government issues relating to projects in various countries, including Australia, Brazil, Chad, Libya, Oman, Qatar and Yemen. Prior to joining Encana, Mr. Hardy spent over 10 years in private practice and was a partner in a law firm in Calgary, Alberta. He holds a Juris Doctor Degree from the University of Calgary (converted from an LL.B Degree in 2011) and is a member of the Law Society of Alberta and the Association of International Petroleum Negotiators.
Alan Johnson. Mr. Johnson has been our Vice President, Asset Management, since May 2015. Mr. Johnson is a professional engineer with more than 20 years of experience working internationally in the oil and gas industry. His experience includes varied technical, managerial and executive roles in drilling, production, reservoir, reserves, corporate planning and asset management. Most recently Mr. Johnson was Head of Asset Management for Glencore (E&P) Canada from April 2014 to April 2015, where he was responsible for all development activities in Chad and prior thereto Director of Asset Management at Caracal Energy from August 2011 to March 2014, where he was responsible for development activities in the Doba basin in Chad, Africa. Mr. Johnson was instrumental in developing oil and gas assets in remote areas of southern Chad, achieving first production in less than 18 months. Mr. Johnson started his E&P career with Shell International in the Dutch North Sea. He then held positions of increasing responsibility with Shell Canada, APF Energy, Rockyview Energy, Delphi Energy and BG Australia. Mr. Johnson graduated with a 1st Class B.Eng (Hons) from Heriot Watt University in Scotland. Mr. Johnson is a Chartered Engineer in the UK and a Professional Engineer in Alberta.
Lawrence West. Mr. West has been our Vice President, Exploration, since May 2015. Mr. West has35 years of experience as an executive, explorationist, and geologist. Most recently, Mr. West was Vice President, Exploration at Caracal Energy from July 2011 to June 2014. Mr. West built a multi-disciplinary team to assess resources and grow reserves in the interior rift basins within Chad and led a successful exploration program. During his tenure he successfully executed two large 2D/3D seismic shoots in remote frontier basins, on time and on budget. Prior to Caracal he has been involved in starting and growing several public and private companies, including Reserve Royalty Corp., Chariot Energy, Auriga Energy and Orion Oil and Gas. Lawrence worked at Alberta Energy Company (AEC), where he was on the team that merged with Conwest. He built and led the AEC East team to the Rocky Mountain USA basins. His career began with Imperial Oil working on prospect and reservoir characterization, in multi-disciplinary teams, and as a technical mentor to exploration teams. Lawrence has an Honours Bachelor of Science in Geology from McMaster University and an MBA, specializing in economics, from the University of Calgary.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

In this section, we describe the material components of our executive compensation program for our “named executive officers,” i.e. our executive officers appearing in the Summary Compensation Table and other compensation tables contained in this Compensation Discussion and Analysis:

•	Gary S, Guidry, our President and Chief Executive Officer[1];

•	Jeffrey Scott, our former Executive Chairman[2];

•	Dana Coffield, our former President and Chief Executive Officer[3];

•	Ryan Ellson, our Chief Financial Officer[4];

•	James Rozon, our former Chief Financial Officer[5];

•	Duncan Nightingale, our former Executive Vice President[6];

•	David Hardy, our Vice President, Legal and General Counsel;

•	Lawrence West, our Vice President, Exploration[7];

•	Carlos Monges, our former President, Gran Tierra Energy Peru SRL[8];

1.	Mr. Guidry became President and Chief Executive Officer on May 7, 2015;

2.	Mr. Scott served as our Executive Chairman (our principal executive officer during the transition period from February 2, 2015 until May 7, 2015);

3.	Mr. Coffield served as our President and Chief Executive Officer until February 2, 2015;

4.	Mr. Ellson became Chief Financial Officer on May 11, 2015;

5.	Mr. Rozon served as our Chief Financial Officer until May 11, 2015 and ceased to be an employee of the Company on June 30, 2015;

6.
Mr. Nightingale served as our Chief Operating Officer from September 1, 2014 to February 2, 2015. On February 2, 2015, Mr. Nightingale was appointed interim President and Chief Executive Officer (but was not considered our principal executive officer during this transition period). Mr. Nightingale served as Executive Vice President from May 7, 2015 until February 19, 2016;

7.	Mr. West became Vice President, Exploration on May 11, 2015; and

8.	Mr. Monges served as President, Gran Tierra Energy Peru SRL until July 1, 2015.

We also provide an overview of our executive compensation philosophy and our executive compensation program.  In addition, we explain how and why our Compensation Committee and our Board arrived at specific compensation policies and decisions involving the named executive officers.

Coincident with the transition in Directors, our Executive team underwent a transition in 2015. The newly hired executives, including our named executive officers, were brought in under existing pay programs at the time. See section 2016 Compensation Decisions for a detailed discussion of transitions made to our compensation practices following the Board and Management transition in May 2015.

Presentation in U.S. Dollars
All dollar amounts discussed below are in U.S. dollars, except as otherwise noted. Amounts paid in Canadian dollars to our directors and named executive officers other than Mr. Monges, and amounts paid in Peruvian New Soles to Mr. Monges, have been converted into U.S. dollars for the purposes of the discussion below. For additional information regarding the exchange rates used, please see the footnote 1 to the Summary Compensation Table, below.
Glossary of Oil and Gas Terms
 In this document, the abbreviations set forth below have the following meanings:

BOE	barrels of oil equivalent
MMBOE	million barrels of oil equivalent
BOEPD	barrels of oil equivalent per day

Gas volumes are converted to BOE at the rate of 6 Mcf of gas per bbl of oil, based upon the approximate relative energy content of gas and oil. The rate is not necessarily indicative of the relationship between oil and gas prices. BOEs may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

2015 Executive Compensation Highlights

In February of 2015, to reflect the current economic environment in the oil and gas sector, the Compensation Committee and our Board, respectively, chose to freeze executive salaries and stock option and RSU awards at 2014 levels.

In May 2015, West Face Capital oversaw a change in Board and Management that included six director nominees, including Gary Guidry assuming the role of President and Chief Executive Officer. Executives and directors were compensated under the pay programs in place at the time. Since then, the Board has conducted an extensive review of pay philosophy and plan design to align both to the business strategy and risks of the company. The Compensation Committee has recommended and the Board has approved a philosophy whereby the Company will change its focus from primarily issuing stock options and begin to issue Performance Share Units to management and employees and Deferred Share Units to directors. The payouts for Performance Share Units will be based on Total Share Return performance relative to a group of performance peers, absolute growth in NAV/share and execution of strategy as approved by the Board of Directors. In addition, share ownership guidelines were introduced for both the Board and Management.

2015 Compensation Governance Highlights

We endeavor to maintain good governance standards, including with respect to the oversight of our executive compensation policies and practices.

 Opportunity for Stockholder Feedback

The Compensation Committee carefully considers feedback from our stockholders regarding our executive compensation program. The process by which stockholders and other interested persons may communicate with the Board or any of its directors is available on Gran Tierra's website at http://www.grantierra.com. In addition, the annual advisory vote on the compensation of the named executive officers provides our stockholders with an opportunity to communicate their views on our executive compensation program.

Last year we conducted an advisory vote on executive compensation at our 2015 Annual Meeting. While this vote was advisory and therefore not binding on our Board or our Compensation Committee, we believe that it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, our compensation policies and programs, and our decisions regarding executive compensation. Our Board and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

At the 2015 annual meeting of stockholders, approximately 96% of the votes cast on the advisory vote on executive compensation were cast in favor of our named executive officer compensation as disclosed in the 2014 proxy statement. The Board and Compensation Committee reviewed these final vote results and determined that, given the significant level of support, no material changes to our executive compensation policies and processes were necessary.

Philosophy and Objectives of our Executive Compensation Program

The philosophy underlying our executive compensation program is to provide an attractive, flexible, and market-based total compensation program that is tied to performance and aligns the interests of our named executive officers with those of our stockholders. The Company's objective is to recruit and retain the caliber of executive officers and other key employees necessary to deliver sustained high performance to our stockholders as well as economic growth and respect for communities where we have a strong presence. Our compensation practices also serve as a means of communicating our goals and standards of conduct and performance, and for motivating and rewarding our named executive officers in relation to their achievements. We observe the following principles:

•
Hire and retain top caliber executives: Executive officers should have a total compensation package, including base salary and benefits, that is market competitive and that permit us to hire and retain high-caliber individuals at all levels;

•
Pay for performance: A significant portion of the annual compensation opportunity for our executive officers should be dependent on our annual business performance and each individual’s contribution to that performance;

•
Reward achievement of short-term objectives as well as long-term growth and profitability: Executive officers should be rewarded for achieving both short-term objectives as well as long-term results to encourage a balanced approach to growth and to aligned the interests of our named executive officers with those of our stockholders; and

•	Limit perquisites: Perquisites for our executive officers should be minimized and limited to items that serve a reasonable business purpose.

Compensation Process

The Compensation Committee is responsible for overseeing the Company's compensation policies, plans and programs and to review and determine the compensation to be paid to the Company's executive officers and directors. The Committee approves the goals of the Chief Executive Officer and evaluates the Chief Executive Officer's performance in light of those goals and objectives. The Committee recommends to the Board the approval of the annual compensation for the Chief Executive Officer. The Committee also reviews with the Chief Executive Officer and approves the corporate performance goals and objectives of the Company's other executive officers. The Committee recommends to the Board the approval of the annual compensation package for the other executive officers.
The Compensation Committee and the Board make their compensation decisions for the upcoming year, and review performance for the prior year, generally in the first quarter of the year. For example, annual bonuses in respect of 2014 performance, as well as the consideration of salary increases for 2015, were recommended by the Compensation Committee and approved by the Board in February of 2015. Annual bonuses in respect of 2015 performance were recommended by the Compensation Committee, approved by the Board, and paid in March of 2016.
Role of Management

Based on management’s review of market competitive positions, each year our Chief Executive Officer recommends the level of base salary increase (if any), the annual incentive award, and the long-term incentive award value for each of the named executive officers, including himself. These recommendations are based upon his assessment of each executive officer’s performance (including his own), the performance of the individual’s respective business or function, and employee retention considerations. The Compensation Committee reviews our Chief Executive Officer’s recommendations, along with all other relevant information, and deliberates as to whether any compensation changes should be made affecting our named executive officers. Following this deliberation, it determines, in its sole discretion, its recommendations to be made to the Board for approval. Our Chief Executive Officer does not attend any portion of the Board meeting at which his compensation is deliberated or approved. Except as described in this paragraph, our Chief Executive Officer does not play any role with respect to any matter affecting his own compensation.
Role of the Compensation Consultant

When making determinations regarding executive compensation, the Compensation Committee considers advice from external advisors and third-party compensation surveys as well as the advice of Compensation Committee members and other members of the Board based on their knowledge and experience to set competitive, results driven levels of salary and other compensation. The retention of independent compensation advisors and scope of services provided by them are assessed on an annual basis.
In recent years, including 2015, the Compensation Committee directly retained the services of Lane Caputo Compensation Inc. (“Lane Caputo”) as its executive compensation consultant. Lane Caputo reports directly to the Compensation Committee. During the first few months of 2015, representatives of Lane Caputo attended meetings of the Compensation Committee, as requested, and communicated with the Compensation Committee Chair between meetings; however, the Compensation Committee made all decisions and recommendations to the Board. Lane Caputo has developed and maintained a group of peer companies and provided data regarding the compensation paid by those companies to their executive officers that the Compensation Committee and the Board finds relevant for comparison purposes. Services performed by Lane Caputo were pre-approved by the Compensation Committee and any additional work to be performed for us, including at the request of management, was pre-approved by the Chair of the Compensation Committee.

The Compensation Committee assessed the performance and independence of Lane Caputo and of each individual employee of the consulting firm who directly provides services to Gran Tierra. In January 2015, the Compensation Committee considered whether Lane Caputo could serve as an independent advisor to the Compensation Committee. As part of this determination, the Compensation Committee requested information from Lane Caputo about potential conflicts of interest. After taking into consideration the six factors prescribed by the SEC and NYSE MKT, the Compensation Committee concluded that there were no actual conflicts of interest with respect to Lane Caputo providing services to the Compensation Committee. The following specific factors were considered in making this determination:

•	Lane Caputo reported directly to the Compensation Committee and the Compensation Committee had the sole power to terminate or replace any of its compensation advisors at any time;

•	Lane Caputo provided minimal other services to Gran Tierra;

•
Any business or personal relationships between Lane Caputo, on one hand, and any member of the Compensation Committee or executive officer, on the other hand (no such relationships reported by Lane Caputo);

•	Whether Lane Caputo or any of its representatives owned any shares of Gran Tierra’s stock (no shares owned by Lane Caputo or any of its representatives);

•	The content of Lane Caputo’s own policies on ethics and conflicts of interest; and

•	The aggregate fees paid by Gran Tierra to Lane Caputo, as a percentage of the total revenue of Lane Caputo.

In August 2015, Hugessen Consulting was retained by the Compensation Committee as its executive compensation consultant to meet the Company's corporate governance objectives related to director, management and staff compensation. The Compensation Committee considered whether Hugessen Consulting would meet the definition of an independent advisor and concluded that there were no actual conflicts of interest with respect to Hugessen Consulting providing services to the Compensation Committee. We have implemented certain recommendations from Hugessen Consulting in 2016, which are discussed in greater detail in the section of this proxy statement entitled "2016 Compensation Actions".

Use of Peer Data

2015 Compensation Structure

The Compensation Committee relies on various sources of compensation information to ascertain the competitive market for our named executive officers. To assist in establishing recommendations for our 2015 executive compensation structure, base salaries and target bonuses, Lane Caputo measured the compensation paid to our named executive officers against the compensation provided by a relevant group of industry peers to similarly situated officers (the “Custom Peer Group”). Although it would have been preferable to only include peers that compete with us in the international energy arena, our relative size, and the lack of sufficient international peers of similar size, dictated that peers with domestic operations of similar size be included in the peer group, and, in fact, such domestic peers are predominate in the group. As a result, the Custom Peer Group included peers of a similar size to us based on market capitalization and average daily production volumes, and included peers with operations located both internationally and domestically. The Custom Peer Group used in 2015 was substantially similar to the 2014 Custom Peer Group. The Custom Peer Group used in 2015 was revised slightly from 2014 by removing Niko Resources Ltd. (the size of its operations were no longer comparable) and Petrominerales Ltd. (due to its acquisition) and adding Bellatrix Exploration Ltd. and Canacol Energy Ltd. The Custom Peer Group used in 2015 consisted of the following 20 companies:

Bankers Petroleum Ltd.	Crew Energy Inc.	Pengrowth Energy Corp.
Baytex Energy Corp.	Enerplus Corp.	Peyto Exploration & Development Corp.
Bellatrix Exploration Ltd.	Legacy Oil & Gas Inc.	Transglobe Energy Corp.
Birchcliff Energy Ltd.	Lightstream Resources Ltd.	Trilogy Energy Corp.
Bonavista Energy Corp.	NuVista Energy Ltd.	Vermilion Energy Inc.
Bonterra Energy Corp.	Paramount Resources Ltd.	Whitecap Resources Inc.
Canacol Energy Ltd.	Parex Resources Inc.

In making 2015 compensation decisions for Mr. Monges, who was located in Peru, the Compensation Committee also utilized the Mercer 2014 Compensation Survey (Colombia and Peru) and the Mercer 2014 Peru Total Remuneration Survey (Peru) to better understand the local pay practices in Peru.

Given the extensive research and analysis used to develop the peer benchmark group, the Compensation Committee was confident that the market data used provided a useful guide for comparative purposes.  The Compensation Committee recognized that a successful compensation program also required an application of judgment to maintain a subjective determination of individual performance by our executive officers.  Therefore, the Compensation Committee applied its judgment in reconciling the program’s objectives and peer comparisons with the realities of rewarding excellent performance and retaining valued employees.

Elements of Compensation

Our compensation program is comprised of three primary elements of compensation: base salary, annual cash bonus and equity incentive awards. Each component has a different purpose.
The Compensation Committee believes that base salaries at this stage of our growth and especially within the international exploration and production sector, must be competitive to retain the best executives. Short-term cash bonuses are a common element of compensation in our industry and among our peers with whom we compete for executive talent and emphasize the achievement of shorter-term individual and company-wide goals. The Compensation Committee believes that principal performance incentives should be granted in the form of long-term equity incentives given the longer-term nature of our business plan. Long-term incentives are delivered in the form of stock options and RSUs. The Compensation Committee believes that the combination of all three elements of compensation encourages our named executive officers to take a strong but balanced approach to growth and development. The Compensation Committee ultimately determined the optimal allocation among the three forms of compensation relative to our peers for each executive position, taking into account the contributions of each executive officer and our operational and financial goals and achievements. The Compensation Committee did not use a formula to establish the allocation between base salary, target bonus and long term incentives; rather, this allocation has been based on the consensus among the members of the Compensation Committee, all of whom have significant experience in the oil and gas exploration business. Actual bonuses were determined based on the subjective determination by the Compensation Committee and the Board of the achievement of goals established at the beginning of the year.
Salary

The Compensation Committee established 2015 base salaries after considering the market data presented by Lane Caputo, the very competitive nature of the international exploration and production sector, and the corresponding shortage of experienced executive talent, particularly in Calgary, Canada, Gran Tierra’s headquarters. The Compensation Committee determined that a general target of the 65th percentile of base salaries paid to similarly situated executives of companies included in the Custom Peer Group was appropriate to retain the services of our executive officers, with the exact amount determined by the Compensation Committee’s subjective assessment of the appropriate salary for each named executive officer given their performance and level of responsibility within Gran Tierra.
In January of 2015, the Compensation Committee recommended to the Board, and the Board approved, the following annual salaries (USD) for 2015:

Name	2015 Salary(1)	2014 Salary (2)
Dana Coffield	$331,647	$331,647
James Rozon	$248,916	$248,916
Duncan Nightingale	$267,052	$242,775
David Hardy	$231,936	$231,936
Carlos Monges	$212,233	$207,980

(1) Amounts differ from the amounts reported in Gran Tierra’s Form 8-K filed with the Securities and Exchange Commission on February 25, 2015, as in that filing the conversion from Canadian dollars to U.S. dollars was calculated at the exchange rate at December 31, 2014. The exchange rate used for the table above was the exchange rate at December 31, 2015, of one US dollar to Canadian $1.3840.

(2) For ease of comparison, amounts reported in this column are also converted from Canadian dollars and Peruvian New Soles at the exchange rate at December 31, 2015.

2015 salary for each of Messrs. Coffield, Rozon, and Hardy was unchanged from 2014 while Mr. Monges was positioned at the 65th percentile of the relevant local market data. Mr. Nightingale's salary increased 10% in 2015; however, no new compensation arrangements were made in connection with Mr. Nightingale’s promotion to Interim President and Chief Executive Officer effective February 2, 2015.

On February 2, 2015, in connection with Jeffrey Scott's appointment as Executive Chairman, the Board approved the following compensation:

Name	2015 Salary	2014 Salary
Jeffrey Scott	$260,116	$—

On May 7, 2015, Mr. Scott's position was changed to Director but his salary as Executive Chairman continued until June 24, 2015.

Mr. Guidry's 2015 salary was determined as part of the West Face Settlement Agreement dated May 7, 2015. On May 9, 2015 the Compensation Committee met and approved the compensation arrangements for Messrs. Ellson and West as recommended by Lane

Caputo based on the pay programs in place at the time. The salaries for 2015 are as follows:

Name	Salary (USD)	Salary (CAD)
Gary S. Guidry (1)	$289,017	$400,000
Ryan Ellson (2)	$234,827	$325,000
Lawrence West	$209,538	$290,000

(1) Mr. Guidry's 2015 salary is 12.9% less than the 2015 salary of the former President and Chief Executive Officer (calculated in CAD).

(2) Mr. Ellson's 2015 salary is 5.7% less than the 2015 salary of the former Chief Financial Officer (calculated in CAD).

2015 Annual Bonus Structure and Determination

The following bonus structure was approved by the Compensation Committee in May 2015 for the following executives in connection with 2015 performance:

Name	Target Bonus (Percent of Salary)	Corporate Performance Weighting	Personal Performance Weighting
Gary Guidry	100%	100%	0%
Ryan Ellson	80%	80%	20%
Lawrence West	45%	60%	40%

In June 2015, the Compensation Committee, along with the Board of Directors, approved eight Corporate goals as corporate performance parameters for the 2015 annual bonus structure based on the Company's budget and operating plan. For each goal, executives earn an award as long as performance targets are achieved. Once these performance targets are met, payout can be increased by reaching performance levels that exceed established targets.

Upon recommendation by the Compensation Committee, in February 2016 the Board approved the 2015 corporate performance of the Company based on operational, financial, market and strategic key performance indicators (40% operational, 30% financial, 10% market and 20% strategic) as summarized in the table below:

	Actual	Met/Missed/Exceeded
Operational Goals
Reserve Additions (MMBOE)*	7.6	missed
Finding, Development & Acquisition Costs ($/BOE)	-0.87	exceeded
Gross Annual Average Production (BOEPD)	23,401	exceeded
* based on proved plus probable ("2P") NI 51-101 working interest reserves, with 2014 excluding Peru 2P reserves.
Financial Goals
General & Administration/boe ($/BOE)	3.79	exceeded
Cash Operating Costs/boe ($/BOE)	13.97	exceeded
Funds Flow from Operations ($MM)	108.32	missed

Market Goals
Increase in Net Asset Value/Share	0%	missed

Strategic Goals	1	partial

For each named executive officer, the relevant performance score was applied to the portion of the officer's bonus attributable to corporate performance. Each named executive officer's score with regard to individual performance metric for 2015 was based upon the CEO’s subjective determination of that officer’s overall performance during the year and contribution to the achievement of the corporate goals.

	Target	Corporate	Individual	Amount
	(% of Salary)	Weight	Weight	Awarded
Gary Guidry	100%	100%	0%	$140,173
Ryan Ellson	80%	80%	20%	$102,601
Lawrence West	45%	60%	40%	$51,301
David Hardy	60%	60%	40%	$108,382

Equity Incentives

Purpose

The Board adopted the 2007 Equity Incentive Plan to provide a means by which employees, directors and consultants of Gran Tierra and its affiliates may be given an opportunity to purchase stock in Gran Tierra, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Gran Tierra and its affiliates.

Eligibility

Employees (including officers), directors, and consultants of both Gran Tierra and its affiliates are eligible to receive all types of awards under the Incentive Plan. Under the Incentive Plan, no employee may be granted options or stock appreciation rights whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date of grant covering more than 1,000,000 shares of common stock during any calendar year.  The maximum number of shares which may be reserved for issuance to insiders, at any time, under the Incentive Plan, and any other share compensation arrangement of Gran Tierra shall be 10% of the shares of common stock issued and outstanding.  Additionally, the maximum number of shares of common stock which may be issued under the Incentive Plan, at any time, and any other share compensation arrangements within any 12-month period shall be 10% of the common stock outstanding for insiders as a group and 5% of the common stock outstanding for any one insider and such insider’s associates.  The maximum number of options that may be granted to any one consultant in any 12-month period shall not exceed 2% of the issued and outstanding common stock at the time of grant.

Exercise Price; Payment

The exercise price of options may not be less than 100% of the fair market value of the stock on the date of grant. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code.

The “fair market value” of Gran Tierra’s common stock on a particular day is generally the closing sales price for the common stock (or the closing bid, if no sales were reported) as quoted on the primary exchange or market upon which Gran Tierra’s common stock trades. If that day is not a market trading day, then the last market trading day prior to the day of determination is used. If Gran Tierra’s common stock were not to be traded on a market, the Board would make a good faith determination of the fair market value in a manner that complies with specified U.S. tax requirements.

The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other common stock of Gran Tierra, (ii) by a “net exercise” arrangement, (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of common stock, results in either the receipt of cash (or check) by Gran Tierra or the receipt of irrevocable instructions to pay the aggregate exercise price to Gran Tierra from the sale proceeds, or (iv) in any other form of legal consideration acceptable to the Board.

Option Exercise

Options granted under the Incentive Plan may become exercisable in cumulative increments, or vest, as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest over a three year period in three equal annual installments during the participant’s employment by, or service as a director or consultant to, Gran Tierra or an affiliate, collectively referred to as “Service.” Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Gran Tierra to repurchase unvested shares, generally at their exercise price, should the participant’s Service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Gran Tierra to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock of Gran Tierra or by a combination of these means.

Terms of Restricted Stock Units

The Incentive Plan authorizes the grant of RSUs, which is the right to receive shares of common stock upon the vesting of the RSUs. The Board will determine the terms and conditions, including with respect to vesting, delivery and dividends, of any RSUs granted. At the time of grant the Board will determine the consideration, if any, to be paid by the participant upon delivery of each share subject to an RSU award. If required by applicable law, the consideration to be paid by the participant for each share will not be less than the par value of a share. Consideration may be paid in any form permitted by applicable law. Except as otherwise provided in the agreement granting the RSUs, RSUs that have not vested will be forfeited upon the participant's termination of Service for any reason.

In January of 2015 the Compensation Committee approved a grant to each of Messrs. Rozon, Nightingale, Hardy, and Monges consisting of stock options and RSUs. No stock options or RSUs were granted to Mr. Coffield. In February of 2015 the Compensation Committee approved a grant to Mr. Scott consisting of stock options and RSUs in connection with his appointment as Executive Chairman. In May of 2015, the Compensation Committee approved a grant to each of Messrs. Guidry, Ellson and West consisting of stock options and RSUs.
All awards vest based on continued service over the vesting period. Following vesting, the RSUs may be settled in either a number of shares of our common stock equal to the number of RSUs that vest or cash equal to the number of RSUs that vest multiplied by the fair market value of a share of our common stock at that time. No dividends or dividend equivalents are earned or accrued with respect to the RSUs. Stock options are granted with an exercise price equal to the fair market value of a common share of our stock on the day prior to the date of grant.
The number of stock options and RSUs granted to each named executive officer is determined based on the grant date fair value of each award (Black-Scholes value for stock options and our current share price for the RSUs) and the target long-term incentive program award value established by the Compensation Committee for each position. The Compensation Committee considered the recommendations of Lane Caputo and elements of individual, business unit and corporate performance in determining its recommendations for equity incentive grants to our named executive officers in 2015. The Board granted options and RSUs under the terms of Gran Tierra’s 2007 Equity Incentive Plan to each of our named executive officers as follows:

Name	Number of Stock Options	Number of RSUs
Gary Guidry	600,000	95,000
Jeffrey Scott	400,000	100,000 (1)
Ryan Ellson	350,000	60,000
James Rozon	225,000	60,000
Duncan Nightingale	295,000	80,000
David Hardy	145,000	35,000
Lawrence West	200,000	20,000
Carlos Monges	80,000	25,000

(1) The RSUs granted to Jeffrey Scott were forfeited by Mr. Scott on June 24. 2015.

The levels of these awards were based on recommendations from Lane Caputo, taking into account our desired competitive positioning of total direct compensation targeting the 65th percentile of the Custom Peer Group, as discussed in the section titled “Philosophy and Objectives of our Executive Compensation Program” above based on the fair value of awards at time of grant. In addition to the fair value, the absolute number of awards and each award as a percentage of total shares outstanding versus the Custom Peer Group were also considered as well as the country of residence of the executive officer. All decisions regarding the grant of equity awards during 2015 were made prior to the shift in Board membership that occurred in June of 2015.

Benefits

Messrs. Coffield, Monges and Rozon were, and Messrs. Guidry, Ellson, Hardy, Nightingale and West are, eligible for full participation in all rights and benefits under any life insurance, disability, medical, dental, health and accident plans maintained by Gran Tierra for its employees and executive officers. Our executive officers generally do not receive any supplemental retirement benefits or perquisites, except for limited perquisites provided on a case-by-case basis. In addition, our executive officers will be paid their base salary in the event they become disabled while still employed by us, until such time as the executive officer begins to receive long-term disability insurance benefits. These are standard basic benefits in our industry and help to retain and recruit key talent.

Employment Agreements Entered into or Amended During 2015

All decisions regarding the new and amended agreements entered into during 2015 were made prior to the shift in Board membership that occurred in June of 2015.

Jeffrey Scott, Former Executive Chairman- New Employment Agreement and Amendment
Mr. Scott served as our Executive Chairman from February 2, 2015 until May 7, 2015. On February 2, 2015, in connection with his appointment as Executive Chairman, we entered into an employment agreement with Mr. Scott that provided: (i) an annual base salary of $260,116 (ii) an annual bonus target of the greater of 100% of base salary and 200% of base salary in the event of a change of control; and (iii) the grant of a stock option to purchase 400,000 shares of common stock of Gran Tierra and restricted stock units to acquire 100,000 shares of common stock of Gran Tierra, each under Gran Tierra’s 2007 Equity Incentive Plan, with an exercise price equal to the fair market value on the date of grant and with a three year vesting term.
On May 7, 2015, Mr. Scott returned to the status of non-executive Chairman of the Board and in connection with that transition Gran Tierra and Mr. Scott entered into an amendment to his February 2015 employment. Pursuant to the employment agreement amendment: (a) Mr. Scott resigned as Executive Chairman of the Board effective as of May 7, 2015 but continued to receive his compensation as Executive Chairman of the Board through the 2015 annual meeting of stockholders (i.e., June 24, 2015), at which time he ceased to be a member of the Board; (b) all stock options granted to him pursuant to his employment agreement vest and, subject to approval of the Toronto Stock Exchange, the post-termination exercise period of all stock options held by Mr. Scott will be the earlier of one year from the date Mr. Scott ceases to provide services to Gran Tierra and the original expiration date of the term of the stock option; (c) no further severance payments will be made to Mr. Scott; (d) Mr. Scott’s non-competition and confidentiality obligations will terminate effective June 24, 2015; (e) Mr. Scott’s obligation to maintain and protect personal information terminated; and (f) Gran Tierra will reimburse Mr. Scott up to $10,983 for the rental of a corporate apartment. A quantification of the actual severance payments made to Mr. Scott in connection with his termination of employment can be found in the section titled “Potential Payments Upon Termination or Change in Control,” below.
James Rozon, Former Chief Financial Officer; Duncan Nightingale, Executive Vice President; and David Hardy, General Counsel- Amendment to Employment Agreements
During 2015, each of Messrs. Rozon, Nightingale, and Hardy entered into an amendment to their respective employment agreements with Gran Tierra which provide that:

(1)
within 30 days of termination of the executive’s employment with us, whether by us, by the executive (including, without limitation, termination for good reason) or by death or permanent disability of the executive, the executive will be entitled to receive a cash payment equal to the greater of:

a.	$525,108 for Mr. Rozon, $750,867 for Mr. Nightingale, and $476,879 for Mr. Hardy; or

b.
1.5 times for Messrs. Rozon and Hardy and 2 times for Mr. Nightingale multiplied by all base salary and bonus amounts either payable or paid during the 12 months preceding the executive’s termination of employment;

(2)
acceleration of the executive’s equity awards upon the earlier to occur, if any, of May 7, 2016 (if still employed with Gran Tierra on that date), the date Gran Tierra terminates his employment, and the date the executive resigns for good reason (as defined in the amendment); and

(3)
subject to approval by the Toronto Stock Exchange, the post-termination exercise period of the executive’s stock options will be extended to the earlier to occur of one year from the date of termination of employment and the original expiration date of the stock option.

In addition, Mr. Nightingale’s amendment to employment agreement also provides that Mr. Nightingale shall receive a retention bonus of $108,382 if (a) he does not terminate his employment with Gran Tierra prior to November 7, 2015, or (b) Gran Tierra breaches the employment agreement or terminates Mr. Nightingale employment with Gran Tierra prior to six months from the date of the amendment to employment agreement. Mr. Nightingale received payment of his retention bonus in November of 2015, as scheduled.
The employment agreements for Messrs. Nightingale and Hardy were amended in order for the Company to retain as many of the current executives of the Company as possible.
A quantification of the actual severance payments made to Mr. Rozon in connection with his termination of employment can be found in the section titled “Potential Payments Upon Termination or Change in Control,” below.
Gary Guidry, President and Chief Executive Officer; Ryan Ellson, Chief Financial Officer; Lawrence West, Vice President, Exploration- New Employment Agreements
Mr. Guidry became President and Chief Executive Officer on May 7, 2015, and Messrs. Ellson and West became Chief Financial Officer and Vice President, Exploration, respectively, on May 11, 2015. In connection with their commencement of employment with us, we entered into employment agreements with each of these executives, which provided the following material terms:

	Base Salary	Target Bonus (% of Base Salary)	Equity Awards
Gary Guidry	$289,017	100%	600,000 options; 95,000 RSUs
Ryan Ellson	$234,827	80%	350,000 options; 60,000 RSUs
Lawrence West	$209,538	45%	200,000 options; 20,000 RSUs

The employment agreements do not have a fixed term. A summary of the termination and change in control provisions of the employment agreements with our named executive officers, as well as quantification of the potential severance payments for each named executive officer can be found in the section titled “Potential Payments Upon Termination or Change in Control,” which follows.

Post-Employment Arrangements

Our employment agreements with Messrs. Nightingale and Hardy provide for payments to these executives under certain termination of employment scenarios. The agreements provide that these executive officers will receive severance payments in the event that their employment is terminated other than for “cause” or if they terminate their employment with us for “good reason.” The termination and change-in-control provisions were industry standard clauses at the time that the executive officers entered into the employment agreements with us. The termination and change-in-control provisions for Messrs. Nightingale and Hardy were amended effective May 7, 2015 as stipulated in the WestFace Settlement Agreement. All decisions regarding the amendment of these employment agreements were made prior to the shift in Board membership that occurred in June of 2015. A summary of the termination and change in control provisions of agreements with our named executive officers, as well as quantification of hypothetical and, where applicable, actual severance payments for each named executive officer can be found in the section titled “Potential Payments Upon Termination or Change in Control,” which follows.

Hedging and Pledging Policy

As per the Company's policy for stock trading by officers, directors and other designated persons, no officer, director or other designated person may engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to the Company's stock at any time.

Risk Assessment

In early 2015, the Compensation Committee and the Board each assessed the risks associated with our compensation policies and practices. These assessments included an examination of the changes in our risk profile over the past year for our compensation policies and practices. Based on this assessment, the Compensation Committee and the Board each determined that these risks were not reasonably likely to have a material adverse effect on us. Among other things, the Compensation Committee and the Board took into consideration the fact that:

•	the current significant weighting towards long-term incentive compensation, the value of which depends on the value of our shares, discourages short-term risk taking;

•
our annual incentive compensation program includes several different metrics for each named executive officer, preventing the executive from focusing on one metric at the exclusion of other important performance goals;

•
our compensation program is appropriately balanced such that if annual bonus targets are not achieved, base pay and long-term incentive compensation will still provide the executives with a reasonable minimum amount of compensation; and

•	incentive awards are decided by the Compensation Committee and recommended to the Board for approval.

2016 Compensation Decisions

During the second half of 2015, the Board and Management reconsidered our compensation practices to realign our programs with our renewed short- and long-term strategy.

The members of our newly comprised Compensation Committee engaged Hugessen Consulting to evaluate our executive compensation program.  After taking into consideration the recommendations made by Hugessen Consulting, the Compensation Committee recommended, and the Board approved, a new equity compensation program for 2016.  The new 2016 equity compensation program reflects the Compensation Committee’s emphasis on pay-for-performance.  In prior years, all equity awards granted to our named executive officers were subject to vesting conditions based solely on the recipient’s continued employment over a specified period of time.  In contrast, 80% of the equity awards granted to our named executive officers in early 2016 consisted of Performance Stock Units and 20% consisted of stock options.

Performance Stock Units
Our Compensation Committee and our Board believed it was important to revise our equity compensation program to incorporate a new form of equity award that vests based on the achievement of certain key measures of our performance.  The purpose of this change was to further incentivize our executives to achieve the operational goals established by the Board and to increase share and net asset value for our stockholders.  The Performance Stock Units granted to our named executive officers in early 2016 may become fully vested at the end of the three-year performance period, based upon our performance with respect to four separate performance periods as follows:

Performance Period	Percentage of Target Award Subject to Performance Period
January 1, 2016 - December 31, 2016	20%
January 1, 2017 - December 31, 2017	20%
January 1, 2018 - December 31, 2018	20%
January 1, 2016 - December 31, 2018	40%

The number of Performance Stock Units that vest may range from zero to 200% of the target number granted based on the performance multiplier earned under the terms of the award agreement.  Each recipient must also remain in the continuous service of Gran Tierra from the date of grant through the date of settlement in order for the award to vest.

The performance multiplier will be calculated for each performance period by the Board as follows:

·        50% weighting: Gran Tierra’s Relative Total Shareholder Return, which will be calculated by comparing Gran Tierra’s change in share price plus reinvestment of dividends relative to the performance of a pre-selected peer group of companies (selected by the Board in its sole and absolute discretion) with respect to the same measures;
·        25% weighting: Gran Tierra’s Net Asset Value per share; and
·        25% execution of strategy (as determined by the Board).

The number of Performance Stock Units that vest may range from zero to 200% of the target number granted based on the performance multiplier earned under the terms of the award agreement.  Each recipient must also remain in the continuous service of Gran Tierra from the date of grant through the date of settlement in order for the award to vest.

Stock Options
Our Compensation Committee and our Board continue to believe that time-vested stock options are an important element of our equity compensation program because they serve as a strong retention tool while ensuring that the recipient only receives value upon an increase in the value of our common stock.  One-third of the stock options granted to our named executive officers in early 2016 are eligible to vest on March 2, 2017, an additional one-third of the stock options are eligible to vest on March 2, 2018 and the remaining one-third of the stock options are eligible to vest on March 2, 2019, in each case subject to the officer’s continuous provision of services to Gran Tierra through the vesting date (except as otherwise provided in an officer’s award agreement or any employment agreement with Gran Tierra).

Director Compensation

Effective January 1, 2016, each non-employee director receives the following compensation:

•	An annual fee of $39,740 ($66,835 for the Chairman of the Board);

•
Additional fees of: $32,514 for the audit committee chair; 21,676 for the compensation committee chair; $21,676 for the corporate governance and nominating committee chair; $21,676 for the health, safety & environment committee chair and $21,676 for the reserves committee chair; and $10,838 for each committee member other than the chair;

•	A travel fee of $1,084 per meeting for each director who is required to travel over three hours to attend a meeting; and

•
Equity awards for 2016 equal to $93,931 for the Chairman of the Board and $50,939 for each director who served on the Board with the condition that the equity portion must be taken in the form of equity until the stock ownership guideline is achieved.

Effective January 1, 2016, the fees can be taken in the form of cash, Restricted Stock Units, Options or Deferred Stock Units or any combination thereof, as elected by each non-employee director.
The Board approved a stock ownership guideline for the non-employee directors equal to three times the directors' cash retainer to be based on the greater of the purchase price of the shares and the current trading price of the shares to be reached within five years effective January 1, 2016. Any Deferred Stock Units and Restricted Stock Units held by a director will be included in the calculation of the directors' ownership.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement..  Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of Gran Tierra under the Securities Act or the Exchange Act, other than Gran Tierra’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Brooke Wade, Chair
Peter Dey
Robert Hodgins

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Gran Tierra’s Compensation Committee currently consists of Messrs. Wade, Dey and Hodgins. None of the members of the Compensation Committee has at any time been an officer or employee of Gran Tierra. No member of the Board or of the Compensation Committee served as an executive officer of another entity that had one or more of Gran Tierra’s executive officers serving as a member of that entity’s board or compensation committee.

SUMMARY COMPENSATION TABLE

The following table shows for the fiscal years ended December 31, 2015, 2014 and 2013, compensation awarded to or paid to, or earned by, any individual who, (i) served as Gran Tierra’s Chief Executive Officer or Chief Financial Officer during the year in question, (ii) was one of the three other most highly compensated executive officers, or (iii) would have been one of the three most highly compensated executive officers but for the fact that they were not serving as an executive officer at December 31, 2015 (collectively, the “named executive officers”):

Name and Position	Year	Salary (US$)(1)	Bonus (US$)(1) (2)	Stock Awards (US$)(1) (3)	Option Awards (US$)(1) (4)	All Other Compensation (US$)(1)		Total (US$)(1)
Gary S. Guidry President and Chief Executive Officer (9)	2015	187,204	140,173	350,550	896,072	2,238		1,576,237
Jeffrey Scott Former Executive Chair (6)	2015	108,382	-	275,000	442,464	20,373	(13)	846,219
Dana Coffield Former President and Chief Executive Officer(5)	2015 2014 2013	29,019 395,690 399,586	- - -	- 707,750 387,984	- 650,130 622,297	1,539,265 13,007 30,372	(14)	1,568,284 1,766,577 1,440,239
Ryan Ellson Chief Financial Officer (10)	2015	151,214	102,601	221,400	522,709	2,228		1,000,152
James Rozon Former Chief Financial Officer (7)	2015 2014 2013	124,458 296,938 305,566	- 120,690 131,628	165,000 447,000 287,700	248,886 412,583 461,232	546,376 17,332 17,443	(15)	1,084,720 1,294,588 1,203,569
Duncan Nightingale Executive Vice President (11)	2015 2014 2013	267,052 299,311 300,865	108,382 129,310 141,030	220,000 368,025 137,000	326,317 352,591 219,634	4,798 314,683 415,931	(16)	926,549 1,463,920 1,214,460
David Hardy Vice President, Legal and General Counsel	2015 2014 2013	231,936 276,724 282,061	108,382 103,448 112,824	88,550 260,750 137,000	160,393 250,050 219,634	37,503 51,387 67,238	(17)	626,764 942,259 818,757
Lawrence West Vice President, Exploration (12)	2015	98,522	51,301	73,800	298,691	154,681	(18)	676,995
Carlos Monges Former Business Unit President, Peru (8)	2015 2014	221,321 252,409	- 63,102	68,750 186,250	88,493 175,035	246,329 41,761	(19)	624,893 718,557

(1)
Each of our named executive officers is paid in Canadian dollars, except for Mr. Monges, who was paid in Peruvian New Soles. Amounts paid to the named executive officers and reported in the table below have been converted to U.S. dollars. For discussion of 2015 bonus and other compensation amounts, the exchange rate at December 31, 2015, of one US dollar to Canadian $1.3840 is used. For discussion of 2014 bonus and other compensation amounts, the exchange rate at December 31, 2014, of one US dollar to Canadian $1.1600 is used. For discussion of 2013 bonus and other compensation amounts, the exchange rate at December 31, 2013, of one US dollar to Canadian $1.0636 is used. To the extent that amounts are in Peruvian New Soles, which is the case for Mr. Monges, the exchange rate at December 31, 2014, of one US dollar to 2.99 Peruvian New Soles or the exchange rate at December 31, 2015, of one US dollar to 3.410 Peruvian New Soles is used.

(2)
The Compensation Committee determined incentive bonuses for Gran Tierra’s named executive officers based on a subjective assessment of corporate, business unit and personal performance in addition to consideration of Gran Tierra’s overall operational and financial results, as more fully described in “Compensation Discussion and Analysis” above. Because these amounts are established based on the Compensation Committee’s subjective assessment, they are reported as bonuses rather than non-equity incentive plan compensation. The bonus amount paid to Mr. Nightingale includes a retention bonus of $108,382 paid in November 2015. Amounts reported in the bonus column for each year represent the bonus earned in that year, irrespective of when the bonus amount was paid. This is a change in the basis of presentation from prior years (where amounts were reported in the year in which they were paid rather than the year in which they were earned). Amounts reported in the bonus column and the total column for each of 2013 and 2014 have been reclassified to conform to this presentation.

(3)
Granted under terms of Gran Tierra’s 2007 Equity Incentive Plan. The amounts shown represent the aggregate grant date fair value of time-vested RSUs based on the closing price of Gran Tierra’s common stock on the grant date computed in accordance with ASC 718. Under the terms of the 2007 Equity Incentive Plan and Restricted Stock Unit Award Agreement, upon the vesting of units, the holder will receive, at the option of Gran Tierra, either the underlying number of shares of Gran Tierra’s common stock or a cash payment equal to the value of the underlying shares, in each case net of taxes and other required withholdings. Assumptions made regarding the valuation of RSUs granted are discussed in Note 8 to Gran Tierra’s 2015 Consolidated Financial Statements, which can be found in Item 8 of the Form 10-K filed with the SEC on February 29, 2016.

(4)
Granted under terms of Gran Tierra’s 2007 Equity Incentive Plan. The value reported above reflects the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation - Stock Compensation (“ASC 718”). Assumptions made regarding the valuation of stock options granted are discussed in Note 8 to Gran Tierra’s 2015 Consolidated Financial Statements, which can be found in Item 8 of the Form 10-K filed with the SEC on February 29, 2016.

(5)	On February 2, 2015, Mr. Coffield ceased to be an employee or officer of Gran Tierra.

(6)	Mr. Scott served as Executive Chair from February 2, 2015 to May 7, 2015.

(7)	Mr. Rozon ceased to be our Chief Financial Officer on May 7, 2015 and ceased to be an employee of Gran Tierra on June 30, 2015.

(8)
Mr. Monges was not a named executive officer in 2013, and consequently his compensation for 2013 was not previously reported, and in accordance with SEC rules is not reported here. Mr. Monges ceased to be an employee or officer of Gran Tierra on July 1, 2015.

(9)	Mr. Guidry became President and Chief Executive Officer on May 7, 2015.

(10)	Mr. Ellson became Chief Financial Officer on May 11, 2015.

(11)
Mr. Nightingale served as our President, Gran Tierra Colombia Ltd. until August 2014, and as our Chief Operating Officer from September 2014 to February 2015, as our Interim Chief Executive Officer and President from February 2, 2015 to May 7, 2015, and as our Executive Vice President from May 7, 2015 to February 19, 2016.

(12)	Mr. West became Vice President, Exploration on May 11, 2015.
(13) Includes vacation payment of $9,827 and housing allowance of $10,546.

(14)	Consists of severance payment to Mr. Coffield of $1,530,347; vacation payment of $7,960, parking costs of $193 and life insurance premiums of $766.

(15)	Consists of severance payment to Mr. Rozon of $525,108, vacation payment of $19,415, parking costs of $1,284 and life insurance premiums of $569.
(16) Consists of parking costs of $2,853 and life insurance premiums of $2,214.
(17) Includes vacation payment of $29,688, parking costs of $2,583 and life insurance premiums of $5,232.

(18)
Consists of $59,715 allowance for housing, furniture and utilities; $27,312 driver, vehicle and parking expenses; $50,751 foreign service and settlement allowance; $6,240 goods and services costs; $7,070 club membership; $277 life insurance premiums and $3,316 language training.

(19)	Consists of severance payment to Mr. Monges of $208,382, vehicle allowance of $33,431 and health and accident insurance premiums of $4,516.

2015 GRANTS OF PLAN-BASED AWARDS

The following table shows for the fiscal year ended December 31, 2015, certain information regarding grants of plan-based awards to the Named Executive Officers:

Name	Grant Date	Date of Corporate Approval (1)	Number of Shares Underlying Stock or Units (#)	Number of Securities Underlying Options (#)	Exercise or Base price of Option Awards ($/Sh)	Grant Date Fair Value of Option and Stock Awards ($)(2)(3)
Gary Guidry	May 12, 2015	May 7, 2015		600,000	3.69	896,072
	May 12, 2015	May 7, 2015	95,000			350,550
Jeffrey Scott	March 4, 2015	Feb. 19, 2015		400,000	2.75	442,464
	March 4, 2015	Feb. 19, 2015	100,000			275,000
Dana Coffield	—	—	—	—	—	—
	—	—	—	—	—	—
Ryan Ellson	May 12, 2015	May 9, 2015		350,000	3.69	522,709
	May 12, 2015	May 9, 2015	60,000	—	—	221,400
James Rozon	March 4, 2015	Feb. 19, 2015		225,000	2.75	248,886
	March 4, 2015	Feb. 19, 2015	60,000			165,000
Duncan Nightingale	March 4, 2015	Feb. 19, 2015		295,000	2.75	326,317
	March 4, 2015	Feb. 19, 2015	80,000			220,000
David Hardy	March 4, 2015	Feb. 19, 2015		145,000	2.75	160,393
	March 4, 2015	Feb. 19, 2015	35,000			88,550
Lawrence West	May 12, 2015	May 9, 2015		200,000	3.69	298,691
	May 12, 2015	May 9, 2015	20,000			73,800
Carlos Monges	March 4, 2015	Feb. 19, 2015		80,000	2.75	88,493
	March 4, 2015	Feb. 19, 2015	25,000			68,750

(1)	Represents the date that the Board took the action to grant the award.

(2)
For option awards, represents the grant date fair value of such option award calculated in accordance with ASC 718 using the Black Scholes valuation model. Assumptions made regarding the valuation of stock options granted are discussed in Note 8 to Gran Tierra’s 2015 Consolidated Financial Statements, which can be found in Item 8 of the Form 10-K filed on February 26, 2016.

(3)
For stock awards, represents the grant date fair value of time-vested RSUs based on the closing price of Gran Tierra’s common stock on the grant date equal to (a) $2.75 per share for awards granted March 4, 2015 and (b) $3.69 per share for the awards granted on May 12, 2015. Assumptions made regarding the valuation of RSUs granted are discussed in Note 8 to Gran Tierra’s 2015 Consolidated Financial Statements, which can be found in Item 8 of the Form 10-K filed on February 26, 2016.

NARRATIVE TO THE SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

In connection with the amendment of employment agreements with each of Messrs. Hardy, Rozon, Nightingale, and Scott, the terms of each executive’s stock options and, in the case of each executive other than Mr. Scott, RSUs were amended to provide for accelerated vesting in connection with certain terminations of employment. The incremental fair value, computed as of the modification date in accordance with FASB ASC Topic 718, for all stock options or RSUs modified during 2015 is included in the Summary Compensation Table in either the Stock Awards or Option Awards column, as appropriate, and in the Grants of Plan-Based Awards table. For additional information regarding the details of these employment agreement amendments please see the section of the Compensation Discussion & Analysis entitled “Employment Agreements Entered into or Amended During 2015” and for additional information regarding the payment of cash amounts and the acceleration of equity awards that occurred in connection with actual terminations of employment by named executive officers during 2015, please see the Summary Compensation Table (above), and the section entitled “Potential Payments Upon Termination or Change in Control” which follows.
2015 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows for the fiscal year ended December 31, 2015, certain information regarding outstanding equity awards at fiscal year-end for the Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Unearned Shares or Units That Have Not Vested ($) (1)
Gary Guidry	—	600,000	(4)	3.69	May 11, 2020	95,000	206,150
Jeffrey Scott (2)	100,000	—	*	1.27	June 24, 2016	—	—
	150,000	—	*	2.14	June 24, 2016	—	—
	425,000	—	*	2.51	June 24, 2016	—	—
	75,000	—	*	5.90	June 24, 2016	—	—
	55,000	—	*	8.40	June 24, 2016	—	—
	125,000	—	*	5.83	June 24, 2016	—	—
	55,000	—	*	6.28	June 24, 2016	—	—
	100,000	—	*	7.09	June 24, 2016	—	—
	400,000	—	*	2.75	June 24, 2016	—	—
Dana Coffield	—	—		—	—	—	—
Ryan Ellson	—	350,000	(4)	3.69	May 11, 2020	60,000	130,200
James Rozon (3)	25,000	—	*	1.72	June 30, 2016	—
	125,000	—	*	2.51	June 30, 2016	—	—
	40,000	—	*	5.90	June 30, 2016	—	—
	35,000	—	*	8.40	June 30, 2016	—	—
	35,000	—	*	5.83	June 30, 2016	—	—
	157,500	—	*	6.28	June 30, 2016	—	—
	165,000	—	*	7.09	June 30, 2016	—	—
	225,000	—	*	2.75	June 30, 2016	—	—
Duncan Nightingale	166,667	—	*	3.95	Sep. 8, 2019	8,334	18,085
	30,000	—	*	5.90	Mar. 3, 2020	16,667	36,167
	50,000	—	*	8.40	Mar. 9, 2021	18,334	39,785
	50,000	—	*	5.83	Feb. 28, 2022	80,000	173,600
	50,000	25,000	(5)	6.28	May 7, 2018
	25,000	50,000	(6)	7.09	Feb. 28, 2019
	23,333	46,667	(6)	6.71	Aug. 31, 2019
	—	295,000	(7)	2.75	Mar. 3, 2020
David Hardy	150,000	—	*	5.90	March 1, 2020	8,334	18,085
	100,000	—	*	8.40	March 9, 2021	23,334	50,635
	100,000	—	*	5.83	Feb. 28, 2022	35,000	75,950
	50,000	25,000	(8)	6.28	May 7, 2018
	33,333	66,667	(9)	7.09	Feb. 28, 2019
	—	145,000	(10)	2.75	March 3, 2020
Lawrence West	—	200,000	(4)	3.69	May 11, 2020	20,000	43,400
Carlos Monges	—	—		—	—	—	—

*	Fully Vested
(1) Calculated using $2.17 which is the closing price of Gran Tierra's shares on December 31, 2015.

(2)	Includes accelerated vesting pursuant to Mr. Scott's amended employment agreement with us.
(3) Includes accelerated vesting pursuant to Mr. Rozon's amended employment agreement with us.

(4)
The right to exercise the option will vest one-third on May 12, 2016, one-third on May 12, 2017 and the remaining one-third on May 12, 2018, in each case if the option holder is still employed by Gran Tierra on such date.

(5)	The right to exercise the option became fully vested on February 28, 2016.

(6)
The right to exercise this portion of the option will vest on May 7, 2016 (per the amendment to Mr. Nightingale's employment agreement) provided that he remains employed through that date or, if earlier, on the date of his termination of employment by Gran Tierra or due to his resignation for good reason (as defined in the amendment to his employment agreement).

(7)
The right to exercise one-third of this option vested on March 4, 2016, and the remaining two-thirds on May 7, 2016 (per the amendment to Mr. Nightingale's employment agreement) provided that he remains employed through that date or, if earlier, on the date of his termination of employment by Gran Tierra or due to his resignation for good reason (as defined in the amendment to his employment agreement).

(8)	The right to exercise this portion of the option vested on March 1, 2016.

(9)	The right to exercise this portion of the option vested one-half on February 28, 2016 and the remaining one-half will vest on May 7, 2016 (per the amendment to Mr. Hardy's employment agreement).

(10)
The right to exercise the option vested one-third on March 4, 2016, and the remaining two-thirds will vest on May 7, 2016 (per the amendment to Mr. Hardy's Employment Agreement) provided that he remains employed through each date or, if earlier, on the date of his termination of employment by Gran Tierra or due to his resignation for good reason (as defined in the amendment to his employment agreement).

2015 OPTION EXERCISES AND STOCK VESTED

The following table presents information concerning the aggregate number of shares for which options were exercised and stock awards vested during the year ended December 31, 2015, for the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Gary S. Guidry	—	—	—	—
Jeffrey Scott	150,000	277,500	—	—
Dana Coffield	200,000	25,014	—	—
Ryan Ellson	—	—	—	—
James Rozon	—	—	155,000	445,025
Duncan Nightingale	—	—	25,832	63,888
David Hardy	—	—	19,999	50,597
Lawrence West	—	—	—	—
Carlos Monges	—	—	13,883	35,124

(1)	All RSUs that vested during 2015 were settled in cash and no shares of common stock were issued.

(2)	Represents the closing market price of common stock on the date the shares of common stock subject to the stock award vested multiplied by the number of shares vested.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Actual Terminations of Employment During 2015
Mr. Coffield
Mr. Coffield ceased to be the President and Chief Executive Officer on February 2, 2015. Pursuant to Mr. Coffield’s Executive Employment Agreement, he was entitled to a separation package equal to two times his base salary plus bonus earned during the 12 months prior to his termination of employment. Such payment equated to $1,530,347 (CAD $2,118,000) and was deferred until August 4, 2015 at the election of Mr. Coffield. Mr. Coffield forfeited any unvested RSUs and unvested or unexercised stock options in connection with his termination of employment. Mr. Coffield was required to, and did, timely enter into a release of claims in order to receive this severance payment.
Mr. Scott
Mr. Scott ceased to be Chairman of the Board on June 24, 2015. In connection with his termination of employment, the vesting of 485,000 stock options were accelerated in accordance with Mr. Scott’s employment agreement, as amended. The value of this acceleration is estimated to be $360,000, which represents the difference between the closing market price of our common stock as of the last day of Mr. Scott’s employment and the exercise price of each the stock option that was accelerated. For a summary of Mr. Scott’s employment agreement and the amendment thereto please see the section of the Compensation Discussion & Analysis entitled “Employment Agreements Entered into or Amended During 2015.” Mr. Scott did not receive any other payments or benefits in connection with his termination of employment. He ceased to serve as Chairman of the Board effective June 24, 2015.
Mr. Rozon
Mr. Rozon ceased to be an employee of the Company on June 30, 2015. Pursuant to Mr. Rozon’s employment agreement, as amended, we provided him with a cash payment equal to $525,108, which represents 1.5 times all base salary and bonus amounts either payable or paid during the 12 months preceding Mr. Rozon’s termination of employment. Additionally, the vesting of 117,500 RSUs and 387,500 stock options was accelerated effective as of his termination date. The value of this acceleration of vesting is estimated to be $401,950, which, for RSUs represents the closing market price of a share of our common stock on Mr. Rozon’s last day of employment multiplied by the number of RSUs that vested and for the stock options represents the difference between the closing market price of our common stock as of the last day of Mr. Rozon’s employment and the exercise price each stock option that was accelerated. For a summary of the amendment to Mr. Rozon’s employment please see the section of the Compensation Discussion & Analysis entitled “Employment Agreements Entered into or Amended During 2015.” Mr. Rozon executed a release of claims.
Mr. Monges
Our employment agreement with Mr. Monges contained a termination provision, which provided that Mr. Monges would receive severance payments in the event he was terminated without cause and has the legal right to severance under Peruvian labor laws. Mr. Monges ceased to be the President, Peru on July 1, 2015. Pursuant to Mr. Monges’ employment agreement, we provided him with severance payments equal to $246,336 which represents 0.8 times the base salary and bonus amounts either paid or payable to Mr. Monges during the 12 months preceding his termination of employment.
Termination of Employment and Change of Control Provisions Applicable to Continuing Named Executive Officers
Messrs. Nightingale and Hardy
During 2015, each of Messrs. Nightingale and Hardy entered into an amendment to their respective employment agreements with Gran Tierra which provide that:

(1)
within 30 days of termination of the executive’s employment with us, whether by us, by the executive (including, without limitation, termination for good reason) or by death or permanent disability of the executive, the executive will be entitled to receive a cash payment equal to the greater of:

a.	$750,867 for Mr. Nightingale and $476,879 for Mr. Hardy; or

b.	2 times for Mr. Nightingale and 1.5 times for Mr. Hardy multiplied by all base salary and bonus amounts either payable or paid during the 12 months preceding the executive’s termination of employment;

(2)
acceleration of the executive’s equity awards upon the earlier to occur, if any, of May 7, 2016 (if still employed with Gran Tierra on that date), the date Gran Tierra terminates his employment, and the date the executive resigns for good reason (as defined below); and

(3)
subject to approval by the Toronto Stock Exchange, the post-termination exercise period of the executive’s stock options will be extended to the earlier to occur of one year from the date of termination of employment and the original expiration date of the stock option.

As defined in the amendment to the employment agreements with Messrs. Nightingale and Hardy, “good reason” generally means any of the following without the executive’s express written consent:
(a) an adverse change in position, titles, duties or responsibilities, except in connection with the termination of employment for cause (as defined below);

(b) a reduction by the company of the executive’s base salary except to the extent that the annual base salaries of all other executive officers are similarly reduced or any change in the basis upon which the Executive’s annual compensation is determined or paid if the change is adverse to the executive (excluding changes to the annual bonus);
(c) a change in control (as defined below) of Gran Tierra Energy Inc. or Gran Tierra Energy Canada ULC occurs; or
(d) any breach by the Company of any material provision of the employment agreement.
As defined in the amendment to the employment agreements with Messrs. Nightingale and Hardy, “change in control” generally means any of the following (note, “Company” includes either Gran Tierra Energy Inc. or Gran Tierra Energy Canada ULC):
(1) a sale of all or substantially all of the assets of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted into other property; or
(4) the acquisition by any person, entity or group of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.
As defined in the amendment to the employment agreements with Messrs. Nightingale and Hardy, “cause” generally means any of the following:
(i) participation in a fraud or dishonesty against the company;
(ii) participation in an act of dishonesty against the company intended to result in your personal enrichment;
(iii) the intentional making by the executive of any material personal profit at the expense of the company without the prior written consent of the company;
(iv) willful material breach by the executive of a provision of the employment agreement or of the company’s written policies;
(v) intentional significant damage to the company’s property; or
(vi) conduct by you that, in the good faith and reasonable determination of the Board, demonstrates gross unfitness to serve, provided that the company will provide the executive a notice describing the nature of the gross unfitness and the executive will have ten (10) days to cure.
The Company cannot terminate the executive’s employment for cause unless and until the executive receives a copy of a resolution adopted by at least a majority of the Board finding that in the good faith opinion of the Board that “cause” exists and specifying the particulars thereof in reasonable detail.
Messrs. Guidry, Ellson, and West
In the event that Messrs. Guidry, Ellson, or West die, voluntarily resign (without good reason, as defined below), or their employment is terminated by Gran Tierra for cause (as defined below), the executive will not be entitled to receive any further compensation or benefits whatsoever other than those which have accrued up to the executive’s last day of active service.
The named executive officers are entitled to severance payments in the event of an involuntary termination of employment by Gran Tierra other than for cause or a termination of employment by the named executive officer for good reason, as follows:

Base Salary + Bonus Earned during 12 months preceding Termination multiplied by:
Gary Guidry	2
Ryan Ellson	1.5
Lawrence West	1

In addition, if Mr. Guidry is required to file a US income tax return with the Internal Revenue Service, and if any of the payments or benefits received or to be received by him constitute “parachute payments” within the meaning of Section 280G of the Code and will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company shall pay to Mr. Guidry, no later than the time such Excise Tax is required to be paid by the Executive or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by Mr. Guidry, plus the amount necessary to put him in the same after-tax position as if no Excise Tax had been imposed.
Pursuant to the employment agreements for each of Messrs. Guidry, Ellson and West, “cause” means any act or omission of the executive which would, at common law, permit an employer to terminate the employment of an employee without notice or payment in lieu of notice. The definition of “good reason” in the employment agreements for each of Messrs. Guidry, Ellson and West is the same as the definition summarized above for Messrs. Nightingale and Hardy.
The following events will generally constitute a “change in control” pursuant to the employment agreements with each of Messrs. Guidry, Ellson and West:
(1)    a disposition of all or substantially all of the assets of Gran Tierra or GTE ULC;
(2) a majority of the voting securities of Gran Tierra Energy Canada ULC cease to be controlled, directly or indirectly, by Gran Tierra; or
(c) a merger or other transaction of Gran Tierra with or into another company pursuant to which any person or combination of persons thereafter holds a greater number of voting securities of the continuing company than the number of voting securities of the continuing company held by former shareholders of Gran Tierra Energy, Inc.
Upon a termination of employment, each of Messrs. Guidry, Ellison, and West forfeit any unvested RSUs and stock options.
2007 Equity Incentive Plan
Except as otherwise stated in the 2007 Equity Incentive Plan, in the event of specified significant corporate transactions (as defined in the 2007 Equity Incentive Plan), such as a sale or other disposition of all or substantially all of Gran Tierra’s assets, a sale of at least 50% of Gran Tierra’s outstanding securities, a merger in which Gran Tierra is not the surviving entity, or a merger in which Gran Tierra is the surviving entity, but Gran Tierra’s common stock outstanding immediately prior to the transaction is exchanged or converted into other property, any surviving corporation or acquiring corporation may assume, continue or substitute similar awards for any or all outstanding stock awards under the 2007 Equity Incentive Plan. If the acquiring company assumes, continues or substitutes the awards under the plan, then any awards that are held by employees, including the named executive officers, performing services for Gran Tierra or any of Gran Tierra’s affiliates at the time of the transaction will vest and become fully exercisable in connection with the transaction and any repurchase rights held by Gran Tierra with respect to such awards shall lapse. Any awards that are not assumed, continued or substituted will not accelerate and shall be terminated if not exercised prior to the effective date of the corporate transaction.
Estimated Potential Payments
The table below estimates the amounts payable if an involuntary termination of employment without cause, a termination for good reason or a specified corporate transaction had occurred on December 31, 2015, for the named executive officers using $2.17, the closing price of the stock on that date.

	Acceleration of Vesting
Name	Stock Options ($) (1)	RSUs ($)(1)	Severance Payment ($)	Total ($)
Gary S. Guidry (2)
Termination without Cause or Resignation for Good Reason	—	—	1,086,911	1,086,911
Corporate Transaction	—	206,150	—	206,150
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	—	206,150	1,086,911	1,293,061
Ryan Ellson
Termination without Cause or Resignation for Good Reason	—	—	447,827	447,827
Corporate Transaction	—	130,200	—	130,200
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	—	130,200	447,827	578,027
Duncan Nightingale (3)
Termination without Cause or Resignation for Good Reason	—	267,637	967,630	1,235,267
Corporate Transaction	—	267,637	—	267,637
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	—	267,637	967,630	1,235,267
David Hardy (3)
Termination without Cause or Resignation for Good Reason	—	144,670	456,936	601,606
Corporate Transaction	—	144,670	—	144,670
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	—	144,670	456,936	601,606
Lawrence West
Termination without Cause or Resignation for Good Reason	—	—	280,538	280,538
Corporate Transaction	—	43,400	—	43,400
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	—	43,400	280,538	323,938

(1)
Unvested equity awards will accelerate and become fully vested immediately prior to a Corporate Transaction.  With respect to stock options, the value is calculated as (a) the difference between $2.17, the closing price of our common stock on December 31, 2015, and the exercise price of the applicable option, multiplied by (b) the number of unvested options subject to accelerated vesting held by the applicable named executive officer.  As of December 31, 2015, all stock options held by the named executive officers in the table above had an exercise price that was greater than $2.17. As such, no value is reported with respect to the stock options held by the named executive officers in the table above. With respect to RSUs, the value is calculated as (a) $2.17, the closing price of our common stock on December 31, 2015, multiplied by (b) the number of unvested RSUs subject to accelerated vesting held by the applicable named executive officer.

(2)
Under the terms of Mr. Guidry's employment agreement, as he is required to file a US income tax return with the Internal Revenue Service, and as certain payments or benefits received or to be received by him constitute “parachute payments” within the meaning of Section 280G of the Code and will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company shall pay to Mr. Guidry, no later than the time such Excise Tax is required to be paid by the Executive or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by Mr. Guidry, plus the amount necessary to put him in the same after-tax position as if no Excise Tax had been imposed. In 2015, this amount would have been $409,894.

(3)
In May 2015, in connection with the settlement agreement with West Face Capital Inc., each of Duncan Nightingale, James Rozon and David Hardy (each, an “executive”) entered into an amendment to their respective employment agreements with Gran Tierra which provide that: (1) upon the executive ceasing to be employed by Gran Tierra, the executive will be entitled to receive the cash severance payment to which he would have been entitled under his then current employment agreement if his employment with Gran Tierra was terminated following a change of control of Gran Tierra; (2) that the executive’s equity awards will vest upon the earlier to occur, if any, of May 7, 2016 (if still employed with Gran Tierra on that date), the date Gran Tierra terminates his employment, and the date the executive resigns for good reason (as defined in the amendment); and (3) subject to approval by the Toronto Stock Exchange, the post-termination exercise period of the executive’s stock options will be extended to the earlier to occur of one year from the date of termination of employment and the original expiration date of the stock option. In addition, Mr. Nightingale’s amendment to employment agreement provided that Mr. Nightingale receive a retention bonus of $108,382 if (a) he does not terminate his employment with Gran Tierra prior to November 7, 2015, or (b) Gran Tierra breaches the employment agreement or terminates Mr. Nightingale employment with Gran Tierra prior to six months from the date of the amendment to employment agreement. This retention bonus payment was paid to Mr. Nightingale in November 2015.

2015 DIRECTOR COMPENSATION

The following table shows for the fiscal year ended December 31, 2015, certain information with respect to the compensation of all non-employee directors of Gran Tierra:

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)(6)	Total ($)
Jeffrey Scott (3)	$29,143		$29,354
Nicholas G. Kirton (4)	$64,027	$64,095	$128,122
J. Scott Price	$116,134	$93,228	$209,362
Gerald Macey (5)	$75,403	$64,095	$139,497
Peter Dey	$44,549	$132,939	$177,485
Evan Hazell	$33,782	$109,858	$143,638
Robert Hodgins	$60,910	$132,939	$193,846
Ron Royal	$45,345	$132,939	$178,281
David Smith	$43,611	$132,939	$176,547
Brooke Wade	$39,480	$109,858	$149,336

(1)
All compensation to non-employee directors is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table.  See “Presentation in U.S. Dollars” above for conversion rates.

(2)
Assumptions made in the valuation of stock options granted are discussed in Note 7 to Gran Tierra’s 2015 Consolidated Financial Statements, which can be found in Item 8 of the Form 10-K filed with the SEC on February 29, 2016. Reflects the aggregate grant date fair value computed in accordance with ASC 718.  Each director received only one option grant award in 2015, the fair market value of which is reflected in the table.

(3)
Mr. Scott was paid director fees for the period where he was considered to be an independent director. Mr. Scott was not an independent director from February 2, 2015 to May 7, 2015 and ceased to be a director on June 24, 2015. See section Summary Compensation table which discusses fees paid to Mr. Scott for acting as Executive Chairman during the period February 2, 2015 to May 7, 2015.

(4)	Mr. Kirton ceased to be a director on June 24, 2015. All unexercised stock options held by Mr. Kirton will expire on June 24, 2016.

(5)	Mr. Macey ceased to be a director on June 24, 2015. All unexercised stock options held by Mr. Macey will expire on June 24, 2016.

(6)	At December 31, 2015, the following non-employee directors held options to purchase the following number of shares:

Name	Shares
Peter Dey	85,000
Evan Hazell	85,000
Robert Hodgins	85,000
Scott Price	585,000
Ron Royal	85,000
David Smith	85,000
Brooke Wade	85,000

All compensation paid to our directors who are also our named executive officers for service during 2015 is described in the preceding sections of this proxy statement under the heading “Executive Compensation and Related Information.”
Each non-employee director received the following compensation for 2015:

•	An annual fee of $25,289 ($32,514 for the Lead Independent Director);

•
Additional fees of: $21,676 for the audit committee chair; $16,257 for the compensation committee chair; $10,838 for each other committee chair; $10,838 for each audit committee member other than the chair; $9,032 for each compensation committee member other than the chair; and $7,225 for each other committee member other than the chair;

•	A fee of $867 for each Board or committee meeting attended; and

•
A stock option to purchase 55,000 shares (other than the Lead Independent Director, who received a stock option to purchase 80,000 shares) of common stock of Gran Tierra under Gran Tierra’s 2007 Equity Incentive Plan, with an exercise price equal to the fair market value on the date of grant and with a three year vesting term.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

Gran Tierra discourages transactions with related persons.  The charter of the Audit Committee provides that the Audit Committee is charged with reviewing and approving or disapproving any related person transactions, as defined under Regulation S-K, Item 404.  In addition, potential related persons transactions are to be referred to the Chief Executive Officer, and brought to the attention of the full Board if material.

CERTAIN RELATED-PERSON TRANSACTIONS

Gran Tierra has entered into indemnity agreements with certain officers and directors which provide, among other things, that Gran Tierra will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of Gran Tierra, and otherwise to the fullest extent permitted under Nevada law and Gran Tierra’s Bylaws.

STOCKHOLDER PROPOSALS

Stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2017 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act and must submit their proposals to us at our principal executive offices (to the Corporate Secretary at 200, 150-13th Avenue S.W., Calgary, Alberta, T2R 0V2, Canada), not later than the close of business on January 11, 2017. If the date of the 2017 annual meeting is changed by more than 30 days from the date of the 2016 annual meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2017 Annual Meeting. There is no minimum number of shares required to be held by a stockholder interested in submitting a proposal for inclusion in our proxy materials.

Our Bylaws provide that stockholders may nominate persons for election to the Board of Directors or bring any other business before the stockholders (other than matters properly brought under Rule 14a-8) at the 2017 annual meeting of stockholders only by sending to our Corporate Secretary a notice containing the information required by our Bylaws no earlier than the close of business on March 25, 2017 and no later than the close of business on April 24, 2017. If we schedule our 2017 annual meeting to a date that is more than 30 days before or 60 days after June 23, 2017, then such notice must be given no earlier than the close of business 90 days, and no later than the close of business 60 days, before the rescheduled meeting, or notice must be given within 10 days following the date public notice of the rescheduled meeting is given by us. Detailed information about how to make stockholder proposals or nominations for our annual meetings of stockholders can be found in our Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of Gran Tierra will be “householding” Gran Tierra’s proxy materials.  A single Notice of Internet Availability of Proxy Materials or a single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or a separate set of annual meeting materials, please notify your broker.  Direct your written request to Gran Tierra Energy Inc., Diane Phillips, Corporate Secretary, 200, 150 - 13th Avenue S.W., Calgary, Alberta, T2R 0V2, Canada or contact David Hardy, Vice President, Legal and General Counsel, at (403) 265-3221.  Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials or multiple sets of annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Gary Guidry
Gary S. Guidry
President and Chief Executive Officer

April 29, 2016

A copy of Gran Tierra’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2015, is available without charge upon written request to: Gran Tierra Energy Inc., 200, 150 – 13 Avenue S.W., Calgary, Alberta T2R 0V2, Canada, Attention: Corporate Secretary.

APPENDIX A
PLAN OF CONVERSION
OF
GRAN TIERRA ENERGY INC.,
A NEVADA CORPORATION,
INTO
GRAN TIERRA ENERGY INC.,
A DELAWARE CORPORATION
THIS PLAN OF CONVERSION, dated as of [ ], 2016 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Gran Tierra Energy Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of Gran Tierra Energy Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.105 of the Nevada Revised Statutes, as amended (the “NRS”).
RECITALS
WHEREAS, Gran Tierra Energy Inc. is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);
WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS;
WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;
WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and
WHEREAS, this Plan has been authorized, approved and adopted by the stockholders of the Converting Entity.
NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:
PLAN OF CONVERSION

1.	Conversion; Effect of Conversion.

(a)
Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

(b)
Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted

Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

(c)
The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)	Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “Gran Tierra Energy Inc.”

(e)	The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.
Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)
executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b)
executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, in the form of Exhibit B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c)
executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, in the form of Exhibit C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

3.
Effective Time. The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.	Effect of Conversion.

(a)
Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b)
Effect on Special A Voting Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Special A Voting Stock of the Converting Entity (“Converting Entity Special A Voting Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one share of Special A Voting Stock of the Converted Entity (“Converted Entity Special A Voting Stock”).

(c)
Effect on Special B Voting Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Special B Voting Stock of the Converting Entity (“Converting Entity Special B Voting Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one share of Special B Voting Stock of the Converted Entity (“Converted Entity Special B Voting Stock”).

(d)
Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(e)
Effect on Outstanding Convertible or Exchangeable Securities or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each convertible or exchangeable security or other right to acquire or receive shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time, including the shares of Converting Entity Common Stock issuable upon exchange of exchangeable shares of Gran Tierra Exchangeco Inc., the shares of Converting Entity Common Stock issuable upon exchange of exchangeable shares of Gran Tierra Goldstrike Inc. and the convertible notes shall convert into an equivalent convertible or exchangeable security or other right to acquire or receive, upon the same terms and conditions as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(f)
Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock, Converting Entity Special A Voting Stock and Converting Entity Special B Voting Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock, Converted Entity Special A Voting Stock and Converted Entity Special B Voting Stock, as applicable.

(g)
Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(h)
Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5.
Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

6.
Delaware Bylaws. As promptly as practicable following the Effective Time, the Board of the Converted Entity shall adopt the Bylaws of Gran Tierra Energy Inc., substantially in the form of Exhibit D hereto.

7.
Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement substantially in the form of Exhibit E hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity.

8.
Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

9.
Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

10.	Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

11.
Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.
GRAN TIERRA ENERGY INC.

a Nevada corporation

By:

[_________________]

Its:

APPENDIX B

140304

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity *must* be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion
(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

Gran Tierra Energy Inc.
Name of constituent entity

Nevada
Jurisdiction

Corporation
Entity type *

and,

Gran Tierra Energy Inc.
Name of resulting entity

Delaware
Jurisdiction

Corporation
Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

☐ **The entire plan of conversion is attached to these articles.**

☒ **The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.**

☐ **The complete executed plan of conversion for the resulting domestic limited *partnership is* on file at the records office required by NRS 88.330.**

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 1
Revised: 1-5-15

B-1

APPENDIX B

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn: David Hardy

c/o: 200, 150 13 Avenue S.W.
Calgary, Alberta, Canada t2R 0V2

5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: **Time:**

6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Gran Tierra Energy Inc.

Name of *constituent* entity

X

Signature **Title** **Date**

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 2
Revised: 1-5-15

Reset

AP

B-2

APPENDIX C
STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW
[•], 2016
Pursuant to the provisions of Section 265 of the Delaware General Corporation Law, Gran Tierra Energy Inc., a corporation existing under the laws of the State of Nevada (the “Non-Delaware Corporation”), hereby executes this Certificate of Conversion (the “Certificate”) for the purpose of converting the Non-Delaware Corporation into a Delaware Corporation (the “Corporation”) and, in connection therewith, does hereby certify:
FIRST: The jurisdiction where the Non-Delaware Corporation first formed is the State of Nevada.
SECOND: The jurisdiction immediately prior to filing this Certificate is the State of Nevada.
THIRD: The date the Non-Delaware Corporation first formed is June 6, 2003.
FOURTH: The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Gran Tierra Energy Inc.
FIFTH: The name of the Corporation as set forth in the Certificate of Incorporation is Gran Tierra Energy Inc.

(Signature Page Follows)

C-1

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on the date first written above.
GRAN TIERRA ENERGY INC.

By:    __________________________________________
Name:
Title:

C-2

APPENDIX D
CERTIFICATE OF INCORPORATION
OF
GRAN TIERRA ENERGY INC.
The undersigned, a natural person (the “Incorporator”) for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:
ARTICLE I
The name of this corporation is Gran Tierra Energy Inc. (the “Corporation”).
ARTICLE II
The address of the registered office of the Corporation in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 in New Castle County, Delaware. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.
ARTICLE III
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
ARTICLE IV
The Corporation is authorized to issue four classes of stock to be designated respectively Common Stock, par value $0.001 per share (the “Common Stock”), Special A Voting Stock, par value $0.001 per share (the “Special A Voting Stock”), Special B Voting Stock, par value $0.001 per share (the “Special B Voting Stock”), and Preferred Stock, par value $0.001 per share (the “Preferred Stock”). The total number of shares of stock which the Corporation is authorized to issue is 595,000,002, consisting of 570,000,000 shares of Common Stock, one (1) share of Special A Voting Stock, one (1) share of Special B Voting Stock and 25,000,000 shares of Preferred Stock.
A. Common Stock
Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote. All Common Stock of the Corporation shall have the same rights and preferences. All Common Stock when issued shall be fully paid and non-assessable. The Board of Directors (the “Board”) of the Corporation may, at its discretion and by resolution of the Board, issue any authorized but unissued Common Stock of the Corporation which has not been reserved for issuance upon the exercise of any outstanding warrants, options, or other documents evidencing the right to acquire the Common Stock of the Corporation. Cumulative voting shall not be permitted for the election of individuals to the Corporation’s Board or for any other matters brought before any meeting of the Corporation’s stockholders, regardless of the nature thereof. Stockholders of the Corporation’s Common Stock shall not be entitled to any pre-emptive or preferential rights to acquire additional Common Stock of the Corporation.
B. Special A Voting Stock
The Special A Voting Stock shall have the designation, preferences and rights as set forth below:
1. Number of Shares: There shall be one (1) share of Special A Voting Stock.
2. Dividends or distributions: Neither the holder nor, if different, the owner of the Special A Voting Stock shall be entitled to receive dividends or distributions in its capacity as holder or owner thereof.
3. Voting Rights: The holder of the Special A Voting Stock shall have the following voting rights:
3.1 The holder of the Special A Voting Stock shall be entitled to vote on each matter on which stockholders of the Corporation generally are entitled to vote, and the holder of the Special A Voting Stock shall be entitled, in accordance with and subject to paragraph

3.2 below, to cast on each such matter a number of votes equal to the number of non-voting exchangeable shares (“Goldstrike Exchangeable Shares”) of Gran Tierra Goldstrike, Inc., an Alberta corporation, and its successors-at-law, whether by merger, amalgamation or otherwise, then outstanding that are not owned by the Corporation or any other entity of which a majority of the shares (or similar interests) entitled to vote in the election of members of the board of directors (or similar governing body) of such other entity is held, directly or indirectly, by the Corporation (any such entity a “subsidiary” of the Corporation).
3.2 The holder of the Special A Voting Stock shall have the right to receive notice of and to attend and, subject to paragraph 3.4 below, vote at any general meeting of the Corporation as follows:
(a) on a show of hands, the holder of the Special A Voting Stock, or its proxy, shall have one vote in addition to any votes which may be cast by a holder of Goldstrike Exchangeable Shares (other than Corporation and any subsidiary of the Corporation) (a “Goldstrike Beneficiary”) (or its nominee) on such show of hands as proxy for the holder of the Special A Voting Stock in accordance with paragraph 3.4 below;
(b) on a poll, the holder of the Special A Voting Stock shall have one vote for every Goldstrike Exchangeable Share then outstanding (a) that is owned by a Goldstrike Beneficiary, and (b) as to which the holder of the Special A Voting Stock has received timely voting instructions from the Goldstrike Beneficiary. Votes may be given either personally or by proxy and a Goldstrike Beneficiary entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.
3.3 The holder of the Special A Voting Stock shall be entitled to demand that a poll be taken on any resolution, whether before or after a show of hands.
3.4 If so instructed by a Goldstrike Beneficiary, the holder of the Special A Voting Stock shall be entitled to appoint the Goldstrike Beneficiary, or such other person as that Goldstrike Beneficiary nominates, as proxy to attend and to exercise personally in place of the holder of the Special A Voting Stock that number of votes equal to the number of Goldstrike Exchangeable Shares held by the Goldstrike Beneficiary (the “Goldstrike Beneficiary Votes”). A proxy need not be a stockholder of the Corporation. A Goldstrike Beneficiary (or its nominee) exercising its Goldstrike Beneficiary Votes shall have the same rights as the holder of the Special A Voting Stock to speak at the meeting in favor of any matter and to vote on a show of hands or on a poll in respect of any matter proposed.
4. Redemption: At such time as no Goldstrike Exchangeable Shares (other than Goldstrike Exchangeable Shares belonging to the Corporation or any subsidiary of the Corporation) shall be outstanding and there are no shares of stock, debt, options, rights, warrants, or other securities convertible, exchangeable or exercisable for, or other agreements which could give rise to the issuance of, any Goldstrike Exchangeable Shares to any person (other than the Corporation or any subsidiary of the Corporation), the share of Special A Voting Stock shall be automatically redeemed for $0.001, but only out of funds legally available therefor, and upon any such redemption of the Special A Voting Stock by the Corporation, the share of Special A Voting Stock shall be deemed retired and cancelled and may not be reissued.
5. Voting as a Single Class: Except as otherwise provided herein or by applicable law, the holder of the Special A Voting Stock, the holder of the Special B Voting Stock and the holders of the Common Stock, together with any other class or series of the Corporation’s voting stock to the extent provided in the applicable certificate(s) of amendment or designation, shall vote together as one class for the appointment of directors of the Corporation and on all other matters submitted to a vote of the stockholders of the Corporation.
C. Special B Voting Stock
The Special B Voting Stock shall have the designation, preferences and rights as set forth below:
1. Number of Shares: There shall be one (1) share of Special B Voting Stock.
2. Dividends or distributions: Neither the holder nor, if different, the owner of the Special B Voting Stock shall be entitled to receive dividends or distributions in its capacity as holder or owner thereof.
3. Voting Rights: The holder of the Special B Voting Stock shall have the following voting rights:
3.1 The holder of the Special B Voting Stock shall be entitled to vote on each matter on which stockholders of the Corporation generally are entitled to vote, and the holder of the Special B Voting Stock shall be entitled, in accordance with and subject to paragraph 3.2 below, to cast on each such matter a number of votes equal to the number of non-voting exchangeable shares (“Solana Exchangeable Shares”) of Gran Tierra Exchangeco Inc., an Alberta corporation, and its successors-at-law, whether by merger, amalgamation or otherwise, then outstanding that are not owned by the Corporation or its affiliates (as such term is defined in the Securities Act (Alberta)) (any such entity an “affiliate” of the Corporation).

3.2 The holder of the Special B Voting Stock shall have the right to receive notice of and to attend and, subject to paragraph 3.4 below, vote at any annual or special meeting of the stockholders of the Corporation as follows:
(a) on a show of hands, the holder of the Special B Voting Stock, or its proxy, shall have one vote for each Solana Exchangeable Share then outstanding (i) that is owned by a holder of Solana Exchangeable Shares (other than the Corporation and any affiliate of the Corporation) (a “Solana Beneficiary”) and (ii) as to which the holder of the Special B Voting Stock has received timely voting instructions from the Solana Beneficiary;
(b) on a poll, the holder of the Special B Voting Stock shall have one vote for each Solana Exchangeable Share then outstanding (i) that is owned by a Solana Beneficiary, and (ii) as to which the holder of the Special B Voting Stock has received timely voting instructions from the Solana Beneficiary.
Votes may be given either personally or by proxy and a Solana Beneficiary entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.
3.3 The holder of the Special B Voting Stock shall be entitled to demand that a poll be taken on any resolution, whether before or after a show of hands.
3.4 If so instructed by a Solana Beneficiary, the holder of the Special B Voting Stock shall be entitled to appoint the Solana Beneficiary, or such other person as that Solana Beneficiary nominates, as proxy to attend and to exercise personally in place of the holder of the Special B Voting Stock that number of votes equal to the number of Solana Exchangeable Shares held by the Solana Beneficiary (the “Solana Beneficiary Votes”). A proxy need not be a stockholder of the Corporation. A Solana Beneficiary (or its nominee) exercising its Solana Beneficiary Votes by such a proxy shall have the same rights as the holder of the Special B Voting Stock to speak at the meeting in favor of any matter and, with respect to the number of Solana Exchangeable Shares subject to such proxy, to vote on a show of hands or on a poll in respect of any matter proposed.
4. Redemption: At such time as no Solana Exchangeable Shares (other than Solana Exchangeable Shares belonging to the Corporation or any affiliate of the Corporation) shall be outstanding and there are no shares of stock, debt, options, rights, warrants, or other securities convertible, exchangeable or exercisable for, or other agreements which could give rise to the issuance of, any Solana Exchangeable Shares to any person (other than the Corporation or any affiliate of the Corporation), the share of Special B Voting Stock shall be automatically redeemed for $0.001, but only out of funds legally available therefor, and upon any such redemption of the Special B Voting Stock by the Corporation, the share of Special B Voting Stock shall be deemed retired and cancelled and may not be reissued.
5. Voting as a Single Class: Except as otherwise provided herein or by applicable law, the holder of the Special B Voting Stock, the holder of the Special A Voting Stock and the holders of the Common Stock, together with any other class or series of the Corporation’s voting stock to the extent provided in the applicable certificate(s) of amendment or designation, shall vote together as one class for the election or appointment of directors of the Corporation and on all other matters submitted to a vote of the stockholders of the Corporation.
D. Preferred Stock
The aggregate number of shares of Preferred Stock which the Corporation shall have the authority to issue is twenty-five million (25,000,000) shares, $0.001 par value, which may be issued in such series, with such powers, designations, preferences, stated values, rights, qualifications, restrictions or limitations as determined solely by the Board in the resolution or resolutions providing for the issue of such class or series of Preferred Stock.
1. Provisions Relating to the Preferred Stock.
(a)    The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board as hereafter prescribed.
(b)    Authority is hereby expressly granted to and vested in the Board to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to each class or series of the Preferred Stock, including, but not limited to, the following:

(i)    whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;
(ii)    the number of shares to constitute the class or series and the designations thereof;
(iii)    the preferences, and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;
(iv)    whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;
(v)    whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;
(vi)    the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;
(vii)    the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;
(viii)    whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and
(ix)    such other special rights and protective provisions with respect to any class or series as may to the Board seem advisable.
(c)    The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.
ARTICLE V
A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it presently exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right arising prior to the time of such amendment, modification or repeal.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (any such entity, an “Other Entity”), against all liability and loss suffered (including, but not limited to expenses (including but not limited to, attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Covered Person in connection with any such Proceeding), provided that the Covered Person acted in good faith and in a manner such Covered Person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Covered Person did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify a Covered Person for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Covered Person is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Notwithstanding the foregoing, except as otherwise provided in this Article V, the Corporation shall not be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person unless the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board.

The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by (i) a former or current officer or director of the Corporation, or (ii) any person designated by the Board as a person subject to this advancement provision, in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by such former or current officer or director or designated person to repay all amounts advanced if it should be ultimately determined that such former or current officer or director or designated person is not entitled to be indemnified under this Article V or otherwise.

The rights conferred upon any person under this Article V shall not be exclusive of any other rights to which such person may have or hereafter acquire under any statute, any other provision of this Certificate of Incorporation, the Bylaws of the Corporation, or any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity, and as to action in any other capacity while holding such office.

No amendment to, or repeal of, any of the provisions of this Article V will adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any acts or omissions of such director occurring prior to such amendment or repeal of these provisions. Indemnification and advancement of expenses as provided by, or granted pursuant to, this Article V shall continue, unless otherwise provided when authorized or ratified, as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors, and administrators of such a person.

This Article V shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE VI
In furtherance and not in limitation of the powers conferred by the statute, the Board is expressly authorized:
(a) Subject to the Bylaws, if any, adopted by the stockholders, to make, alter, amend or repeal the Bylaws of the Corporation.
(b) To authorize and cause to be executed, mortgages and liens upon the real and personal property of the Corporation.
(c) By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution, or in the Bylaws of the Corporation, shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names as may be stated in the Bylaws of the Corporation, or as may be determined from time to time by resolution adopted by the Board.

ARTICLE VII
The Corporation is to have perpetual existence.
ARTICLE VIII
The business and affairs of the Corporation shall be managed by or under the direction of the Board, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws, provided that the number of directors shall not be reduced to fewer than one (1). Unless and except to the extent that the Bylaws of the Corporation so provide, the election of directors need not be by written ballot .Any director, or the entire Board, may be removed, with or without cause, from office at any time by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE IX
Advance notice of new business at stockholders’ meetings and stockholder proposals and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.
ARTICLE X
Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.
ARTICLE XI
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.
ARTICLE XII
The name and mailing address of the Incorporator is as follows:
[ ]
[ ]
[ ]

IN WITNESS WHEREOF, this Certificate of Incorporation has been subscribed this __th day of [ ], 2016 by the undersigned who affirms that the statements made herein are true and correct.

[ ]
Incorporator

APPENDIX E
BYLAWS
OF
GRAN TIERRA ENERGY INC.
(Incorporated under the Laws of the State of Delaware)
ARTICLE I

OFFICES AND RECORDS

SECTION (1) Registered Office. The registered office of Gran Tierra Energy Inc. (the “Corporation”) in the State of Delaware shall be located at The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 in New Castle County, Delaware. The name of its registered agent at such address is The Corporation Trust Company. The registered office and registered agent of the Corporation may be changed from time to time by the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) in the manner provided by applicable law.
SECTION (2) Other Offices. The Corporation may have such offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.
SECTION (3) Books and Records. The books and records of the Corporation may be kept at such place or places as may from time to time be designated by the Board of Directors.

ARTICLE II

STOCKHOLDERS

SECTION (1) Annual Meeting. Annual meetings of stockholders for the election of directors and for such other business as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”). At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors, and they may transact such other corporate business as shall be stated in the notice of the meeting.
SECTION (2) Special Meeting.
Special meetings of the stockholders may be held at such time and place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine in accordance with this Article II, Section (2) and as set forth in the notice of the meeting.
a.A special meeting of stockholders may be called by the Chairman of the Board, by a vote of a majority of the directors then in office or by the Secretary upon the written request (a “Special Meeting Request”) of holders of record of at least 25% of the outstanding common stock of the Corporation (the “Requisite Percentage”) at the time such request is properly submitted by the holders of the Requisite Percentage. A Special Meeting Request must be delivered to the Secretary at the Corporation’s principal executive offices and shall be signed by each stockholder requesting the special meeting (each, a “Requesting Stockholder”) and shall be accompanied by a notice setting forth the information required by Article II, Section (6) of the bylaws of the Corporation (the “Bylaws”) with respect to each such Requesting Stockholder. In determining whether a Special Meeting Request has been properly requested, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (i) each Special Meeting Request identifies the same purpose or purposes of the special meeting and the same matters to be acted on at such meeting (in each case as determined in good faith by the Board) and (ii) such Special Meeting Requests have been dated and delivered to the Secretary within sixty (60) days of the earliest dated Special Meeting Request. Requesting Stockholders who collectively hold at least the Requisite Percentage on the date the Special Meeting Request is submitted to the Secretary must (A) continue to hold at least the number of shares of common stock set forth in the Special Meeting Request with respect to each such Requesting Stockholder through the date of the special meeting and (B) submit a written certification (an “Ownership Certification”) confirming the continuation of such holdings on the business day immediately preceding the special meeting, which Ownership Certification shall include any information required by Article II, Section (6) of these

Bylaws as of the date of such special meeting with respect to each such Requesting Stockholder. For the avoidance of doubt, with respect to a Special Meeting Request, no stockholder other than a Requesting Stockholder shall be required to provide the information required by Article II, Section (6) of these Bylaws.
b.A special meeting called pursuant to Article II, Section (2)(b) shall be held at such date, time and place as determined by the Board of Directors in accordance with these Bylaws; provided, however, that the date of any special meeting called by the Secretary pursuant to a Special Meeting Request shall not be more than 90 days after a Special Meeting Request that satisfies the requirements of this Section (2) is received by the Secretary. The date, time and place of such special meeting shall be set forth in the notice of special meeting. If a valid Special Meeting Request is received by the Secretary subsequent to a valid Special Meeting Request and before the date of the corresponding special meeting of stockholders, all items of business contained in the subsequent Special Meeting Request may be presented at one special meeting.
c.Notwithstanding the foregoing provisions of this Section (2), a special meeting requested by stockholders pursuant to Section (2)(b) shall not be held if (i) the Special Meeting Request does not comply with this Section (2); (ii) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; (iii) the Special Meeting Request is received by the Corporation during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; (iv) an annual or special meeting of stockholders that included a similar item of business (“Similar Item”) (as determined in good faith by the Board of Directors) was held not more than 120 days before the Special Meeting Request was received by the Secretary; (v) the Board of Directors has called or calls for an annual or special meeting of stockholders to be held within 90 days after the Special Meeting Request is received by the Secretary and the Board of Directors determines in good faith that the business to be conducted at such meeting includes a Similar Item; (vi) such Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”), or other applicable law; or (vii) two or more special meetings of stockholders called pursuant to the request of stockholders have been held within the 12-month period before the Special Meeting Request was received by the Secretary.
d.Any Requesting Stockholder may revoke such stockholder’s participation in a Special Meeting Request at any time by written revocation delivered to the Secretary at the Corporation’s principal executive offices and if, following any such revocation, there are outstanding requests from stockholders holding less than the Requisite Percentage in accordance with this Section (2), the Board of Directors may, in its discretion, cancel the special meeting. If none of the Requesting Stockholders appears or sends a duly authorized agent to present the business to be presented for consideration that was specified in the Special Meeting Request, or if the Ownership Certification does not satisfy the requirements set forth in Section (2)(b) of these Bylaws, the Corporation need not present such business for a vote at such special meeting.
e.Business conducted at a special meeting requested by stockholders pursuant to Section (2)(b) of these Bylaws shall be limited to the matters described in the applicable Special Meeting Request; provided, however, the Board of Directors shall not be prohibited from submitting matters to the stockholders at any such special meeting requested by stockholders.
SECTION (3) Notice of Meeting. Written or printed notice, stating the date, time and place of the meeting and the purpose or purposes for which the meeting is called, shall be delivered by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.
SECTION (4) Quorum, Chairman of the Meeting, Conduct of Meetings and Postponement.
a.Quorum. Except as otherwise provided by applicable law or by the Corporation’s certificate of incorporation (the “Certificate of Incorporation”), the holders of outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), which shares represent a majority of the total number of votes which may be cast by all holders of Voting Stock by virtue of holding such Voting Stock, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. The Chairman of the Meeting (as defined below) or a majority of the shares so represented may adjourn or recess the meeting at any time and for any reason, whether or not there is a quorum. When a meeting is adjourned or recessed to another time or place, notice need not be given of the adjourned or recessed meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned or recessed meeting are announced at the meeting at which the adjournment or recess is taken. At the adjourned or recessed meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment or recess is for more than thirty (30) days, a notice of the adjourned or recessed meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment or recess a new record date for stockholders entitled to vote is fixed for the adjourned or recessed meeting, the Board of Directors shall fix a new record date for notice of such adjourned or recessed meeting, and shall give notice of the adjourned or recessed meeting to each stockholder of record entitled to vote at such adjourned or recessed meeting as of the record date fixed for notice of such adjourned or recessed meeting.
b.Chairman of the Meeting. The Chairman of the Board, or in his absence or at his direction, the Chief Executive Officer, or in his absence, the President, shall preside at all meetings of the stockholders or, if such officers are not present at a meeting, by such other person as the Board of Directors shall designate or if no such person is designated by the Board of Directors, the most senior officer of the Corporation present at the meeting (such person, the “Chairman of the Meeting”). The Secretary, if present, shall act as secretary of each meeting of stockholders; if the Secretary is not present at a meeting, the Chairman of the Meeting may appoint any other person to act as secretary of the meeting.
c.Conduct of the Meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate and which do not conflict with applicable provisions of law, the Certificate of Incorporation and these Bylaws. Except to the extent inconsistent with applicable provisions of law or the Certificate of Incorporation, these Bylaws and such rules and regulations as adopted by the Board of Directors, the Chairman of the Meeting may prescribe such rules, regulations and procedures and do all such acts as, in the judgment of such Chairman of the Meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the Chairman of the Meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the Chairman of the Meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) restrictions on the use of audio or video recording devices at the meeting and (vi) limitations on the time allotted to questions or comments by participants.
d.Postponement. The Board of Directors may, at any time prior to the holding of a meeting of stockholders, and for any reason, cancel, postpone or reschedule such meeting by public announcement made prior to the time previously scheduled for such meeting of stockholders. The meeting may be postponed or rescheduled to such time and place as is specified in the notice of postponement or rescheduling of such meeting. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reportable by any national news service or in a document publicly filed by the Corporation with the United States Securities and Exchange Commission (the “SEC”) pursuant to Section 13, 14 or 15(d) of the Exchange Act.
SECTION (5) Voting. Each stockholder shall be entitled to vote in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these Bylaws, in person or by proxy, but no proxy shall be voted after three (3) years from the date of its creation, unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest legally sufficient to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the person recording the proceedings of the meeting an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.
The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section (5) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.
SECTION (6) Notice of Stockholder Business and Nominations.
a.Annual Meetings of the Stockholders. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the

Corporation who was a stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at the meeting and who complies with the notice procedures set forth in these Bylaws.
1.For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) above, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of adjournment or recess of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.
2.Such stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director: (i) the name, age, business address and, if known, residence address of each such nominee; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of each class of the capital stock of the Corporation which are beneficially owned by each such nominee; (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder, (v) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (vi) a complete and accurate description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between the stockholder giving the notice, on the one hand, and each proposed nominee, his or her respective affiliates and associates (each within the meaning of Rule 12b-2 under the Exchange Act) and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is acting in concert and (vii) a completed and signed questionnaire, representation and agreement as provided in Article II, Section (6)(c)(1) of these Bylaws. The stockholder’s notice must also contain, as to the stockholder giving the notice, all the information and representations set forth in clauses (ii) through (vi) of Section (6)(a)(3) below.
3.A stockholder’s notice shall set forth as to any business that the stockholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and of such beneficial owner, if any, (iv) (A) the class or series, if any, and number of shares of the Corporation that are beneficially owned by such stockholder or such beneficial owner, if any, (B) any option, warrant, convertible security, stock appreciation right, swap or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) owned beneficially by such stockholder or any such beneficial owner and any other opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or such beneficial owner, if any, has a right to vote any shares of the Corporation, (D) any short interest in any security of the Corporation (for purposes of these Bylaws, a person shall be deemed to have a “short interest” in a security if such person has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or such beneficial owner, if any, that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or such beneficial owner, if any, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (G) any performance-related fees (other than an asset-based fee) that such stockholder or such beneficial owner, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such stockholder’s or such beneficial owner’s, if any, immediate family sharing the same household, and (H) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such stockholder in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act, (v) a summary of any material discussions regarding the business proposed to be brought before the meeting between such stockholder and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names) and (vi) a representation that the stockholder is a holder of record of shares entitled to vote at the meeting, will continue to be a holder of record of shares entitled to vote at the meeting through the date of the meeting and intends to appear in person or by proxy at the meeting to make the proposal.
4.Notwithstanding anything in these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increase of the Board of Directors at least seventy (70) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by these Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.
b.Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting and as shall have been accompanied by a notice setting forth the information required by Article II, Section (6) of these Bylaws, as if such Section were applicable to special meetings of stockholders. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders in which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors, (ii) pursuant to Article II, Section (2) of these Bylaws and (iii) by any stockholder of the Corporation who (A) is a stockholder of record at the time of giving of notice provided for in this Bylaw and at the time of the special meeting, (B) is entitled to vote at the meeting and (C) who complies with the notice procedures set forth in these Bylaws as to such nomination. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if its stockholder’s notice required by these Bylaws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 100th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominee, proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment, recess or postponement of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.
c.General.
1.Director Questionnaire and Agreement. To be eligible to be a nominee for election as a director of the Corporation, each proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Article II, Section (6)) to the Secretary at the principal executive office of the Corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in form provided by the Secretary upon written request) that such proposed nominee (A) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation and (C) in such proposed nominee’s individual capacity and on behalf of the stockholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the Corporation, and will comply with applicable, publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.
2.Additional Information Requests. The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with Section 803 of the NYSE MKT Rules and the Corporation’s corporate governance documents, including the Board committee charters and the Code of Conduct and Business Ethics, or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.
3.Duty to Update and Supplement Notice. A stockholder providing notice of business proposed to be brought or of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Article II, Section (6) shall be true and correct (A) as of the record date for the meeting and (B) as of the date that is ten (10) business days prior to the meeting or any adjournment, recess or postponement thereof, and such update and supplement shall be delivered to, or mailed to and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven (7) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment, recess or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment, recess or postponement thereof).
4.Only such persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders and shall have been brought before the meeting in accordance with the procedures act forth in these Bylaws. Except as otherwise provided by law, the Certificate of

Incorporation or these Bylaws, the Chairman of the Meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.
5.Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposal in the Corporation’s proxy statement pursuant to Rule 14a-5 under the Exchange Act.
SECTION (7) Procedure for Election of Directors; Required Vote. Election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot. Directors shall be elected by a majority of the votes cast by the holders of Voting Shares at a meeting of stockholders at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes cast. For purposes of this Section (7), a majority of the votes cast means that the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that director nominee. Unless the director election standard is a plurality, if an incumbent director is not elected by a majority of votes cast, the incumbent director shall promptly tender his or her resignation to the Board of Directors for consideration. The Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Corporation shall make a recommendation to the Board of Directors on whether to accept or reject the director’s resignation or whether other action should be taken. The Board of Directors shall act on the Nominating Committee’s recommendation and publicly disclose its decision within ninety (90) days from the date of the certification of the election results. An incumbent director who tenders his or her resignation for consideration shall not participate in the Nominating Committee’s or the Board of Directors’ recommendation or decision, or any deliberations related thereto. If a director’s resignation is accepted by the Board of Directors pursuant to this Section (7), or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors may fill the resulting vacancy pursuant to the provisions of Article III, Section (2) or may decrease the size of the Board of Directors pursuant to Article III, Section (2). Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, in all matters other than the election or removal of directors, the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders.
SECTION (8) Inspectors of Elections; Opening and Closing the Polls. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the Chairman of the Meeting may appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.
The Chairman of the Meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise.
SECTION (9) Action Without a Meeting. Unless otherwise provided by law, and subject to the procedures set forth in this Section (9), any action required to be taken at a meeting of the stockholders, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote if written consents are signed by stockholders holding Voting Stock representing a majority of votes entitled to be cast at such a meeting, except however, if a different portion of voting power is required by law, the Certificate of Incorporation or these Bylaws, then that proportion of written consents is required. Such written consents must be filed with the minutes of the proceedings of the stockholders of the Corporation and must be delivered to the Corporation’s registered office or principal place of business in a manner permitted by law.
a.In order that the Corporation may determine the stockholders entitled to take corporate action by written consent without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary (each such notice, a “Record Date Request”), request the Board of Directors fix a record date for such purpose; provided, however, that any such Record Date Request must be delivered to the Secretary at the Corporation’s principal executive offices by a holder or holders of record of at least 10% of the outstanding common stock of the Corporation as of the time such Record Date Request is properly submitted by such holder or holders. To be properly submitted, a Record Date Request must (i) be signed by each stockholder requesting the Board of Directors fix a record date (each such stockholder, a “Record Date Requesting Stockholder”) and (ii) be accompanied by a notice setting forth the information required by Article II, Section (6) of these Bylaws as of the date of such Record Date Request with respect to each Record Date Requesting Stockholder. In determining whether a Record Date Request has been properly requested, multiple Record Date Requests delivered to the Secretary will be considered together only if (x) each Record Date Request identifies the same purpose or purposes of the proposed action by written consent and the same matters to be acted on by written consent (in each case as determined in good faith by the Board) and (y) such Record Date Request has been dated and delivered to the Secretary within sixty (60) days of the earliest dated Record Date Request. Record Date Requesting Stockholders who collectively hold at least 10% of the outstanding common stock of the Corporation at the time the Record Date Request is submitted to the Secretary must (A) continue to hold at least the number of shares of common stock set forth in the Record Date Request with respect to each Record Date Requesting Stockholder through the date that any corporate action by written consent becomes effective and (B) submit a written certification confirming the continuation of such holdings on the business day immediately preceding the date that any corporate action by written consent becomes effective, which certification shall include any information required by Article II, Section (6) of these Bylaws as of the date that any corporate action by written consent becomes effective with respect to each such Record Date Requesting Stockholder. For the avoidance of doubt, with respect to a Record Date Request, no stockholder other than a Record Date Requesting Stockholder shall be required to provide the information required by Article II, Section (6) of these Bylaws. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such Record Date Request is received by the Secretary, adopt a resolution fixing such record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a Record Date Request is received, the record date for determining stockholders entitled to take corporate action by written consent without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery in a manner permitted by applicable law. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to take corporate action by written consent without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
b.Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required hereby to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery in a manner permitted by applicable law.
c.A facsimile, electronic mail message, telegram, cablegram or other electronic transmission (each an “electronic transmission”) consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes hereof if such electronic transmission sets forth or is delivered with information from which the Corporation can determine: (i) that the electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery in a manner permitted by applicable law.
d.Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used; provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.
e.In the event of the delivery to the Corporation of a written consent or consents purporting to represent the requisite voting power to authorize or take corporate action and/or any related revocations, the Secretary shall provide for the safekeeping of such consents and revocations. The Secretary, or such other officer of the Corporation as the Board of Directors may designate, shall, as promptly as practicable, conduct a ministerial review of the validity of the consents and/or any related revocations deemed necessary and appropriate; provided, however, that if the corporate action to which the written consent relates is the removal or replacement of one or more members of the Board of Directors, the Secretary, or such other officer of the Corporation as the Board of Directors may designate, shall promptly designate two persons, who may be employees of the Corporation, but who shall not be members of the Board of Directors or officers of the Corporation, to serve as inspectors with respect to such written consent and such inspectors shall discharge the functions of the Secretary, or such other officer of the Corporation as the Board of Directors may designate, under this Section (9).
f.No action by written consent without a meeting shall be effective until such date as the Secretary, such other officer of the Corporation as designated by the Board of Directors or inspectors as appointed in accordance with this Section (9)(e), as applicable, completes their review, determines that the consents delivered to the Corporation in accordance with this Section (9) represent not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and certifies such determination to the Board of Directors for entry in the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders.
g.Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided herein.
h.Any stockholder giving a written consent, or the stockholder’s proxyholder, may revoke the consent in any manner permitted by applicable law.
ARTICLE III

BOARD OF DIRECTORS

SECTION (1) General Powers. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by the DGCL or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.
SECTION (2) Number, Tenure and Qualifications.
a.The Board of Directors shall consist of not less than one (1) and not more than nine (9) directors. The number of directors may be fixed and changed from time to time by a resolution of the Board of Directors in accordance with this Section (2)(a). All directors are in the same class and shall have equal voting rights.
b.The directors shall hold office until the next meeting of stockholders held for the purpose of electing the Board of Directors or until their successors have been duly elected and qualified, or until a director’s prior death, resignation or removal. Any director may resign at any time upon written notice of such resignation to the Corporation.
c.A vacancy occurring in the Board of Directors for any reason other than removal may be filled by a majority of the remaining Directors, or a sole remaining director, though less than a quorum. Any vacancy occurring in the Board of Directors by reason of removal shall be filled by a plurality of the votes cast by the holders of shares entitled to vote at a meeting of stockholders at which a quorum is present.
d.Between successive annual meetings, the directors shall have the power to appoint one or more additional directors to fill any vacancies occurring in the Board of Directors for any reason other than removal. A director so appointed shall hold office only until the next following annual meeting of the Corporation or until his successor is duly elected and qualified, but such director shall be eligible for election at the next meeting of stockholders held for the purpose of electing directors and the number of directors will be increased accordingly.
SECTION (3) Notice of Meeting. A regular meeting of the Board of Directors shall be held without other notice than as provided by these Bylaws immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may, by resolution, provide the time and place for the holding of different or additional regular meetings without other notice than such resolution.
SECTION (4) Special Meetings. Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board, the President or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.
SECTION (5) Notice. Notice of any special meeting of directors shall be given to each director at his business or residence in writing, by hand delivery, first-class or overnight mail or courier service, telegram or facsimile transmission, electronic mail or other electronic transmission, or orally, including in person or by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least two (2) days before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice a delivered to the overnight mail or courier service at least twenty-four (24) hours before such meeting. If by facsimile transmission or electronic mail or other electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve (12) hours before such meeting. If orally, including in person or by telephone, or by hand delivery, the notice shall be given at least twelve (12) hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Article VIII. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Article VI, Section (3) of these Bylaws.
SECTION (6) Action by Consent of Board of Directors. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board or committee.
SECTION (7) Conference Telephone Meetings. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.
SECTION (8) Quorum. Subject to Article III, Section (2), a whole number of directors equal to at least a majority of the directors then in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn or recess the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment or recess, notwithstanding the withdrawal of enough directors to leave less than a quorum.
SECTION (9) Executive and Other Committees. The Board of Directors may, by resolution adopted by a majority of the directors then in office, designate one or more committees to exercise, subject to applicable provisions at law, the powers of the Board in the management of the business and affairs of the Corporation when the Board is not in session. Each such committee shall consist of two or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution and in the charter of such committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Each committee shall keep written minutes of its proceedings and shall report such proceedings to the Board of Directors when required.
A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Article III, Section (5) of these Bylaws. The Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board of Directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committees shall have or may exercise any authority of the Board of Directors.
SECTION (10) Records. The Board of Directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board of Directors and of the stockholders, appropriate stock books and registered and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.
SECTION (11) Compensation. Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefore.

ARTICLE IV

OFFICERS

SECTION (1) Elected Officers. The elected officers of the Corporation shall be: a Chairman of the Board of Directors, a President, a Secretary, a Treasurer, and such other officers as the Board of Directors from time to time may deem proper. The Chairman of the Board shall be chosen from among the directors. All officers elected by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers shall also have such powers and duties as from time to time may he conferred by the Board of Directors or by any committee thereof. The Board of

Directors or any committee thereof may from time to time elect, or the Chairman of the Board or President may appoint, such other officers (including one or more Vice Presidents, Assistant Secretaries, and Assistant Treasurers) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by the Board or such committee or by the Chairman of the Board of Directors or President, as the case may be.
SECTION (2) Election and Term of Office. The elected officers of the Corporation shall be elected from time to time, but no less than annually, by the Board of Directors at a regular meeting of the Board of Directors. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign, but any officer (other than the Chairman of the Board or President) may be removed from office at any time by either the affirmative vote of a majority of the directors then in office or by the Chairman of the Board or President. The Chairman of the Board and the President may only be removed from office by the affirmative vote of a majority of the directors then in office. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed.
SECTION ((3) Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall be responsible for the general management of the affairs of the Corporation and shall perform all duties incidental to his office which may be required by law and all such other duties as are properly required of him by the Board of Directors. He shall make reports to the Board of Directors and the stockholders, and shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect. The Chairman of the Board may also serve as President, if so elected by the Board of Directors.
SECTION (4) President. The President shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors.
SECTION (5) Vice Presidents. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him by the Board of Directors, the Chairman of the Board or the President.
SECTION (6) Treasurer. The Treasurer shall be a Vice President and act in an executive financial capacity. He shall assist the Chairman of the Board and the President in the general supervision of the Corporation’s financial policies and affairs. The Treasurer shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Treasurer shall cause the funds of the Corporation to be deposited in such bank, as may be authorized by the Board of Directors, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board of Directors. He shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him from time to time, by the Board of Directors, the Chairman of the Board or the President.
SECTION (7) Secretary. The Secretary shall keep or cause to be kept in one or more books provided for that purpose, the minutes of all meetings of the Board, the committees of the Board and the stockholders; he shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; he shall be custodian of the records; and he shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, he shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman of the Board or the President.
SECTION (8) Removal. Any officer elected, or agent appointed, by the Board of Directors may be removed by the affirmative vote of a majority of the directors then in office whenever, in their judgment, the best interests of the Corporation would be served thereby. Any officer or agent appointed by the Chairman of the Board or the President may be removed by him whenever, in his judgment, the best interests of the Corporation would be served thereby. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee compensation plan.
SECTION (9) Vacancies. A newly created elected office and a vacancy in any elected office because of death, resignation, or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors. Any vacancy in an office appointed by the Chairman of the Board or the President because of death, resignation, or removal may be filled by the Chairman of the Board or the President, as the case may be.

ARTICLE V

STOCK, STOCK CERTIFICATES, TRANSFERS AND RECORD DATE

SECTION (1) Stock. Stock shall be issued in accordance with the Fourth section of the Certificate of Incorporation at a fair market value determined by the Board of Directors. Consideration received by the Corporation for such shares shall not be in the form of promissory notes or services to be performed, or any combination thereof.
SECTION (2) Stock Certificates, Uncertificated Shares and Transfers. The interest of each stockholder of the Corporation shall be in shares of stock, which shall be either uncertificated shares or certificated shares. Certificated shares shall be evidenced by certificates for shares of stock in such form as the proper officers of the Corporation may from time to time prescribe. The certificates of stock shall be signed, counter-signed and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who have signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.
SECTION (3) Lost, Stolen or Destroyed Certificates. No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, nor shall the shares of stock represented by such certificate alleged to have been lost, destroyed or stolen be represented by uncertificated shares, except on production of such evidence of such loss, destruction or theft of the certificate and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors or any financial officer may in its or his discretion require.
SECTION (4) Transfer of Shares. The shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorney or legal representatives, and upon such transfer the old certificates (in the case of shares of stock represented by certificates) shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be cancelled, and new certificates (or no certificates in the event that such shares are to be uncertificated) shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.
SECTION (5) Stockholders Record Date. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment or recess thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment or recess of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned or recessed meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned or recessed meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 5 at the adjourned meeting.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
ARTICLE VI

MISCELLANEOUS

SECTION (1) Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January and end on the thirty-first day of December of each year.
SECTION (2) Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.
SECTION (3) Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the DGCL or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or the bylaws.
SECTION (4) Resignations. Any director or any officer, whether elected or appointed, may resign at any time by giving written notice of such resignation to the Chairman of the Board, the President, or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the President, or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.
SECTION (5) Severability. Whenever possible, each provision or portion of any provision of these Bylaws will be interpreted in such manner as to be effective and valid under applicable law but if any provision or any portion of any provision of these Bylaws shall be held to be invalid, illegal or unenforceable, in any respect under any applicable law or rule in any jurisdiction, such provision or portion of any provision shall be severable and the invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction and these Bylaws shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

ARTICLE VII

CONTRACTS, PROXIES, ETC.

SECTION (1) Contracts. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the President or any Vice President may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the President or any Vice President of the Corporation may delegate contractual powers to others under his jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
SECTION (2) Voting of Shares in Other Corporations. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, any of whose stock or other securities may be held by the Corporation, at a meeting of the holders of the stock or other securities of such other corporation, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

ARTICLE VIII

AMENDMENTS
SECTION (1) By Stockholders. All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made by the stockholders holding no less than a majority of the votes represented by the then-issued and outstanding shares of stock entitled to vote thereon, at an annual meeting or special meeting called for that purpose.

SECTION (2) By Directors. The Board of Directors shall have the power to make, adopt, alter, amend and repeal, from time to time, the Bylaws of the Corporation, provided, however, the affirmative vote of the stockholders holding a majority of the voting power of all of the then-issued and outstanding shares of Voting Stock shall be required to amend Article III, Section 2(a) of these Bylaws.

ARTICLE IX

INDEMNITY
SECTION (1) Liabilities and Expenses in Actions. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (any such entity, an “Other Entity”), against all liability and loss suffered (including, but not limited to expenses (including but not limited to, attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with any such Proceeding), provided that the Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Notwithstanding the foregoing, except as otherwise provided in this Article IX, the Corporation shall not be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee unless the commencement of such Proceeding (or part thereof) by the Indemnitee was authorized in the specific case by the Board.
SECTION (2) Breach of Fiduciary Duty. A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it presently exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right arising prior to the time of such amendment, modification or repeal.
SECTION (3) Repeal. No amendment to, or repeal of, any of the provisions of this Article IX will adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any acts or omissions of such director occurring prior to such amendment or repeal of these provisions.
SECTION (4) Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by (i) a former or current officer or director of the Corporation, or (ii) any person designated by the Board as a person subject to this advancement provision, in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by such former or current officer or director or designated person to repay all amounts advanced if it should be ultimately determined that such former or current officer or director or designated person is not entitled to be indemnified under this Article X or otherwise.
SECTION (5) Non-Exclusivity. The rights conferred upon any person under this Article IX shall not be exclusive of any other rights to which such person may have or hereafter acquire under any statute, any other provision of these Bylaws, the Certificate of Incorporation, or any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in their official capacity, and as to action in any other capacity while holding such office. This Article IX shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

SECTION (6) Continuation. Indemnification and advancement of expenses as provided by, or granted pursuant to, this Article IX shall continue, unless otherwise provided when authorized or ratified, as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors, and administrators of such a person.

ARTICLE X
FORUM FOR ADJUDICATION OF DISPUTES

SECTION (1) Exclusive Forum. To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought in the name or right of the corporation or on its behalf, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, stockholder or other agent of the corporation to the corporation or the corporation’s stockholders, (iii) any action arising or asserting a claim arising pursuant to any provision of the DGCL or any provision of the certificate of incorporation or these bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine, including, without limitation, any action to interpret, apply, enforce or determine the validity of the certificate of incorporation or these bylaws. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X.

APPENDIX F
INDEMNITY AGREEMENT
This Indemnity Agreement (this “Agreement”) dated as of [•], 20[•], is made by and between Gran Tierra Energy Inc., a Nevada corporation (the “Company”), and [•] (“Indemnitee”).
Recitals
A.    The Company desires to attract and retain the services of highly qualified individuals as directors, officers, employees and agents.
B.    The Company’s Certificate of Incorporation (the “Certificate”) and the Company’s bylaws (the “Bylaws”) require that the Company indemnify its directors, officers, employees and agents and advance defense expenses to its directors and officers, as authorized by the Delaware General Corporation Law, as amended (the “DGCL”), under which the Company is organized and such Certificate and Bylaws expressly provide that the indemnification provided therein is not exclusive and contemplates that the Company may enter into separate agreements with its directors, officers and other persons to set forth specific indemnification and advancement provisions.
C.    Indemnitee does not regard the protection currently provided by applicable law, the Company’s governing documents and available insurance as adequate under the present circumstances, and the Company has determined that Indemnitee and other directors, officers, employees and agents of the Company may not be willing to serve or continue to serve in such capacities without additional protection.
D.    The Company desires and has requested Indemnitee to serve or continue to serve as a director, officer, employee or agent of the Company, as the case may be, and has proffered this Agreement to Indemnitee as an additional inducement to serve in such capacity.
E.    Indemnitee is willing to serve, or to continue to serve, as a director, officer, employee or agent of the Company, as the case may be, if Indemnitee is furnished the indemnity and advancement rights provided for herein by the Company.
Agreement
Now Therefore, in consideration of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Definitions.
(a)Agent. For purposes of this Agreement, the term “agent” of the Company means any person who: (i) is or was a director, officer, employee or other fiduciary of the Company or a subsidiary of the Company; or (ii) is or was serving at the request or for the convenience of, or representing the interests of, the Company or a subsidiary of the Company, as a director, officer, employee or other fiduciary of a foreign or domestic corporation, partnership, joint venture, trust or other enterprise.
(b)Expenses. For purposes of this Agreement, the term “expenses” shall be broadly construed and shall include, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’, witness, or other professional fees and related disbursements, any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, and other out-of-pocket costs of whatever nature), actually and reasonably incurred by Indemnitee in connection with the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement, the DGCL or otherwise, and amounts paid as a result of a judgment or in settlement by or on behalf of Indemnitee, but shall not include any judgments, fines or penalties actually levied against Indemnitee for such individual’s violations of law. The term “expenses” shall also include reasonable compensation for time spent by Indemnitee for which he is not compensated by the Company or any subsidiary or third party: (i) for any period during which Indemnitee is not an agent, in the employment of, or providing services for compensation to, the Company or any subsidiary; and (ii) if the rate of compensation and estimated time involved is approved by the directors of the Company who are not parties to any action with respect to which expenses are incurred, for Indemnitee while an agent of, employed by, or providing services for compensation to, the Company or any subsidiary.
(c)Proceedings. For purposes of this Agreement, the term “proceeding” shall be broadly construed and shall include, without limitation, any threatened, pending, or completed action, suit, claim, counterclaim, cross claim, mediation, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, and whether formal or informal in any case, in which Indemnitee was, is or will be involved as a party, potential party, non-party witness, or otherwise by reason of: (i) the fact that Indemnitee is or was a director, officer, employee or other agent of the Company; (ii) the fact that any action taken by Indemnitee (or a failure to take action by Indemnitee) or of any action (or failure to act) on Indemnitee’s part while acting as director, officer, employee or other agent of the Company; or (iii) the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and in any such case described above, whether or not serving in any such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses may be provided under this Agreement. If the Indemnitee believes in good faith that a given situation may lead to or culminate in the institution of a proceeding, this shall be considered a proceeding under this paragraph.
(d)Subsidiary. For purposes of this Agreement, the term “subsidiary” means any corporation or limited liability company of which more than 50% of the outstanding voting securities or equity interests are owned, directly or indirectly, by the Company and one or more of its subsidiaries, and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.
(e)Independent Counsel. For purposes of this Agreement, the term “independent counsel” means a law firm, or a partner (or, if applicable, member) of such a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “independent counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.
2.Agreement to Serve. Indemnitee will serve, or continue to serve, as a director, officer, employee or agent of the Company or any subsidiary, as the case may be, faithfully and to the best of his or her ability, at the will of such corporation (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of such corporation, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the bylaws or other applicable charter documents of such corporation, or until such time as Indemnitee tenders his or her resignation in writing; provided, however, that nothing contained in this Agreement is intended as an employment agreement between Indemnitee and the Company or any of its subsidiaries or to create any right to continued employment of Indemnitee with the Company or any of its subsidiaries in any capacity.
The Company acknowledges that it has entered into this Agreement and assumes the obligations imposed on it hereby, in addition to and separate from its obligations to Indemnitee under the Bylaws, to induce Indemnitee to serve, or continue to serve, as a director, officer, employee or agent of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director, officer, employee or agent of the Company.
3.Indemnification.
(a)Indemnification in Third Party Proceedings. Subject to Section 10 below, the Company shall indemnify Indemnitee to the fullest extent permitted by the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits Indemnitee to broader indemnification rights than the DGCL permitted prior to adoption of such amendment), if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding, for any and all expenses, actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement, judgment or appeal of such proceeding.
(b)Indemnification in Derivative Actions and Direct Actions by the Company. Subject to Section 10 below, the Company shall indemnify Indemnitee to the fullest extent permitted by the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits Indemnitee to broader indemnification rights than the DGCL permitted prior to adoption of such amendment), if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding by or in the right of the Company to procure a judgment in its favor, against any and all expenses actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement, judgment or appeal of such proceedings.

4.Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter therein, including the dismissal of any action without prejudice, the Company shall indemnify Indemnitee against all expenses actually and reasonably incurred in connection with the investigation, defense or appeal of such proceeding.
5.Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses actually and reasonably incurred by Indemnitee in the investigation, defense, settlement, judgment or appeal of a proceeding, but is precluded by applicable law or the specific terms of this Agreement to indemnification for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.
6.Advancement of Expenses. To the extent not prohibited by law, the Company shall advance the expenses incurred by Indemnitee in connection with any proceeding, and such advancement shall be made within twenty (20) days after the receipt by the Company of a statement or statements requesting such advances (which shall include invoices received by Indemnitee in connection with such expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice) and upon request of the Company, an undertaking to repay the advancement of expenses if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. Advances shall be unsecured, interest free and without regard to Indemnitee’s ability to repay the expenses. Advances shall include any and all expenses actually and reasonably incurred by Indemnitee pursuing an action to enforce Indemnitee’s right to indemnification under this Agreement, or otherwise and this right of advancement, including expenses incurred preparing and forwarding statements to the Company to support the advances claimed. Indemnitee acknowledges that the execution and delivery of this Agreement shall constitute an undertaking providing that Indemnitee shall, to the fullest extent required by law, repay the advance if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. The right to advances under this Section shall continue until final disposition of any proceeding, including any appeal therein. This Section 6 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 10(b).
7.Notice and Other Indemnification Procedures.
(a)Notification of Proceeding. Indemnitee will notify the Company in writing promptly upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any proceeding or matter which may be subject to indemnification or advancement of expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise.
(b)Request for Indemnification and Indemnification Payments. Indemnitee shall notify the Company promptly in writing upon receiving notice of any demand, judgment or other requirement for payment that Indemnitee reasonably believes to be subject to indemnification under the terms of this Agreement, and shall request payment thereof by the Company. Indemnification payments requested by Indemnitee under Section 3 hereof shall be made by the Company no later than sixty (60) days after receipt of the written request of Indemnitee. Claims for advancement of expenses shall be made under the provisions of Section 6 herein.
(c)Application for Enforcement. In the event the Company fails to make timely payments as set forth in Sections 6 or 7(b) above, Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing Indemnitee’s right to indemnification or advancement of expenses pursuant to this Agreement. In such an enforcement hearing or proceeding, the burden of proof shall be on the Company to prove that indemnification or advancement of expenses to Indemnitee is not required under this Agreement or permitted by applicable law. Any determination by the Company (including its Board of Directors, shareholders or independent counsel) that Indemnitee is not entitled to indemnification hereunder, shall not be a defense by the Company to the action nor create any presumption that Indemnitee is not entitled to indemnification or advancement of expenses hereunder.
(d)Indemnification of Certain Expenses. The Company shall indemnify Indemnitee against all expenses incurred in connection with any hearing or proceeding under this Section 7 unless the Company prevails in such hearing or proceeding on the merits in all material respects.
8.Assumption of Defense. In the event the Company shall be requested by Indemnitee to pay the expenses of any proceeding, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, or to participate to the extent permissible in such proceeding, with counsel reasonably acceptable to Indemnitee. Upon assumption of the defense by the Company and the retention of such counsel by the Company, the Company shall not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that Indemnitee shall have the right to employ separate counsel in such proceeding at Indemnitee’s sole cost and expense. Notwithstanding the foregoing, if Indemnitee’s counsel delivers a written notice to the Company stating that such counsel has reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or the Company shall not, in fact, have employed counsel or otherwise actively pursued the defense of such proceeding within a reasonable time, then in any such event the fees and expenses of Indemnitee’s counsel to defend such proceeding shall be subject to the indemnification and advancement of expenses provisions of this Agreement.
9.Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any subsidiary (“D&O Insurance”), Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.
10.Exceptions.
(a)Certain Matters. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee on account of any proceeding with respect to (i) remuneration paid to Indemnitee if it is determined by final judgment or other final adjudication that such remuneration was in violation of law (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication, as indicated in Section 10(d) below); (ii) a final judgment rendered against Indemnitee for an accounting, disgorgement or repayment of profits made from the purchase or sale by Indemnitee of securities of the Company against Indemnitee or in connection with a settlement by or on behalf of Indemnitee to the extent it is acknowledged by Indemnitee and the Company that such amount paid in settlement resulted from Indemnitee's conduct from which Indemnitee received monetary personal profit, pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or other provisions of any federal, state or local statute or rules and regulations thereunder; (iii) a final judgment or other final adjudication that Indemnitee’s conduct was in bad faith, knowingly fraudulent or deliberately dishonest or constituted willful misconduct (but only to the extent of such specific determination); or (iv) on account of conduct that is established by a final judgment as constituting a breach of Indemnitee’s duty of loyalty to the Company or resulting in any personal profit or advantage to which Indemnitee is not legally entitled. For purposes of the foregoing sentence, a final judgment or other adjudication may be reached in either the underlying proceeding or action in connection with which indemnification is sought or a separate proceeding or action to establish rights and liabilities under this Agreement.
(b)Claims Initiated by Indemnitee. Any provision herein to the contrary notwithstanding, the Company shall not be obligated to indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought by Indemnitee against the Company or its directors, officers, employees or other agents and not by way of defense, except (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or under any other agreement, provision in the Bylaws or Certificate or applicable law, or (ii) with respect to any other proceeding initiated by Indemnitee that is either approved by the Board of Directors or Indemnitee’s participation is required by applicable law. However, indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors determines it to be appropriate.
(c)Unauthorized Settlements. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee under this Agreement for any amounts paid in settlement of a proceeding effected without the Company’s written consent. Neither the Company nor Indemnitee shall unreasonably withhold consent to any proposed settlement; provided, however, that the Company may in any event decline to consent to (or to otherwise admit or agree to any liability for indemnification hereunder in respect of) any proposed settlement if the Company is also a party in such proceeding and determines in good faith that such settlement is not in the best interests of the Company and its shareholders.
(d)Securities Act Liabilities. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee or otherwise act in violation of any undertaking appearing in and required by the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), or in any registration statement filed with the SEC under the Act. Indemnitee acknowledges that paragraph (h) of Item 512 of Regulation S-K currently generally requires the Company to undertake in connection with any registration statement filed under the Act to submit the issue of the enforceability of Indemnitee’s rights under this Agreement in connection with any liability under the Act on public policy grounds to a court of appropriate jurisdiction and to be governed by any final adjudication of such issue. Indemnitee specifically agrees that any such undertaking shall supersede the provisions of this Agreement and to be bound by any such undertaking.

11.Nonexclusivity and Survival of Rights. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may at any time be entitled under any provision of applicable law, the Company’s Certificate, Bylaws or other agreements, both as to action in Indemnitee’s official capacity and Indemnitee’s action as an agent of the Company, in any court in which a proceeding is brought, and Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors, administrators and assigns of Indemnitee. The obligations and duties of the Company to Indemnitee under this Agreement shall be binding on the Company and its successors and assigns until terminated in accordance with its terms. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.
No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her corporate status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification or advancement of expenses than would be afforded currently under the Company’s Certificate, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, by Indemnitee shall not prevent the concurrent assertion or employment of any other right or remedy by Indemnitee.
12.Term. This Agreement shall continue until and terminate upon the later of: (a) five (5) years after the date that Indemnitee shall have ceased to serve as a director or and/or officer, employee or agent of the Company; or (b) one (1) year after the final termination of any proceeding, including any appeal then pending, in respect to which Indemnitee was granted rights of indemnification or advancement of expenses hereunder.
No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against an Indemnitee or an Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of five (5) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such five-year period; provided, however, that if any shorter period of limitations is otherwise applicable to such cause of action, such shorter period shall govern.
13.Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who, at the request and expense of the Company, shall execute all papers required and shall do everything that may be reasonably necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.
14.Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.
15.Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 14 hereof.
16.Amendment and Waiver. No supplement, modification, amendment, or cancellation of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.
17.Notice. Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if by overnight delivery, courier or personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mail, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified at the addresses set forth on the signature page of this Agreement (or such other address(es) as a party may designate for itself by like notice). If to the Company, notices and demands shall be delivered to the attention of the Secretary of the Company.
18.Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, without regard to the principles of conflicts of laws.
19.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.
20.Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.
21.Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, written and oral, between the parties with respect to the subject matter of this Agreement; provided, however, that this Agreement is a supplement to and in furtherance of the Company’s Certificate, Bylaws, the DGCL and any other applicable law, and shall not be deemed a substitute therefor, and does not diminish or abrogate any rights of Indemnitee thereunder.
In Witness Whereof, the parties hereto have entered into this Agreement effective as of the date first above written.

COMPANY By: ________________________________ Name: Title:	INDEMNITEE ________________________________________ Signature of Indemnitee _______________________________________ Print or Type Name of Indemnitee

GranTierra energy inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern Time, on June 22, 2016.

Vote by Internet

- Go to **www.investorvote.com/GTE**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors. Nominees:

Nominee	For	Against	Abstain
01 - Gary S. Guidry	☐	☐	☐
02 - Peter Dey	☐	☐	☐
03 - Evan Hazell	☐	☐	☐
04 - Robert B. Hodgins	☐	☐	☐
05 - Ronald Royal	☐	☐	☐
06 - David P. Smith	☐	☐	☐
07 - Brooke Wade	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 2 7 8 0 7 2 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02CLYC

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at
http://www.edocumentview.com/GTE.

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

GranTierra energy inc.

Annual Meeting Proxy — Gran Tierra Energy Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholders hereby appoint Gary S. Guidry, Ryan Ellson and David Hardy, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock, Special A Voting Stock, and Special B Voting Stock of Gran Tierra Energy Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at **10:00 a.m. (Eastern time) on June 23, 2016, at the Andaz Wall Street Hotel, 75 Wall Street, New York, NY, 10005** and any adjournments or postponements thereof, hereby revoking all previous proxies, with all powers the stockholders would possess if present, on all matters listed on the reverse side and in accordance with the instructions designated on the reverse side and with discretionary authority as to any and all such other matters as may properly come before the meeting. For directions to the meeting, please visit www.grantierra.com.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH OF PROPOSALS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE ONLINE AS INSTRUCTED IN THIS PROXY CARD.

Gran Tierra energy inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors.
Nominees:

Nominee	For	Against	Abstain
01 - Gary S. Guidry	☐	☐	☐
02 - Peter Dey	☐	☐	☐
03 - Evan Hazell	☐	☐	☐
04 - Robert B. Hodgins	☐	☐	☐
05 - Ronald Royal	☐	☐	☐
06 - David P. Smith	☐	☐	☐
07 - Brooke Wade	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 7 8 0 7 2 2

02CLZC

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at
http://www.edocumentview.com/GTE.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

GranTierra energy inc.

Annual Meeting Proxy — Gran Tierra Energy Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholders hereby appoint Gary S. Guidry, Ryan Ellson and David Hardy, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock, Special A Voting Stock, and Special B Voting Stock of Gran Tierra Energy Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at **10:00 a.m. (Eastern time) on June 23, 2016, at the Andaz Wall Street Hotel, 75 Wall Street, New York, NY, 10005** and any adjournments or postponements thereof, hereby revoking all previous proxies, with all powers the stockholders would possess if present, on all matters listed on the reverse side and in accordance with the instructions designated on the reverse side and with discretionary authority as to any and all such other matters as may properly come before the meeting. For directions to the meeting, please visit www.grantierra.com.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH OF PROPOSALS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

GRAN TIERRA EXCHANGECO INC.

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Annual Meeting to be held on Thursday, June 23, 2016.

Notes to VIF

1. This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Computershare Trust Company of Canada, Attention: Corporate Trust, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 11:59 PM, (Eastern Time), on Monday, June 20, 2016, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.
2. If this voting direction is not signed by the Holder (as defined below) of Gran Tierra Exchangeco Inc. Exchangeable Shares, the votes to which the Holder of the Gran Tierra Exchangeco Inc. is entitled will not be exercised.
3. If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.
4. This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Gran Tierra Exchangeco Inc. Exchangeable Shares are registered.
5. Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.
6. A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.

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VIF's submitted must be received by 11:59 PM, (Eastern Time), on Monday, June 20, 2016.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

018H8D

PLEASE SELECT ONE OF THE FOLLOWING:

☐ **Direct the Trustee to Vote Gran Tierra Exchangeco Inc. Exchangeable Shares**
The Holder hereby directs the Trustee to vote as indicated.

☐ **Appointment of Company Management as Proxy**
The Holder hereby appoints Gary Guidry, Ryan Ellson and David Hardy, or any of them, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Exchangeco Inc. Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐ **Appointment of the Holder, or the Holder's Designee as Proxy**
The Holder hereby appoints ______________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Exchangeco Inc. Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR GRAN TIERRA EXCHANGECO INC. EXCHANGEABLE SHARES AS INDICATED.

The undersigned holder (the "Holder") of exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former stockholders of Solana Resources Limited and Gran Tierra Energy Inc. (the "Company") has the right to instruct Computershare Trust Company of Canada (the "Trustee") in respect of the exercise of the Holder's votes at the Annual meeting of stockholders of the Company to be to be held at the Andaz Wall Street Hotel, 75 Wall Street, New York, NY, 10005 on June 23, 2016 (the "Meeting"), as follows:

- To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; **OR**
- To instruct the Trustee to appoint a representative of the Company's management as proxy to exercise the votes to which the Holder is entitled as indicated below; **OR**
- To instruct the Trustee to appoint the Holder, or the Holder's designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER'S GRAN TIERRA EXCHANGECO INC. EXCHANGEABLE SHARES WILL NOT BE VOTED

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1. Election of Directors

	For	Against	Abstain
01. Gary S. Guidry	☐	☐	☐
02. Peter Dey	☐	☐	☐
03. Evan Hazell	☐	☐	☐
04. Robert B. Hodgins	☐	☐	☐
05. Ronald Royal	☐	☐	☐
06. David P. Smith	☐	☐	☐
07. Brooke Wade	☐	☐	☐

2. Advisory Vote on Executive Compensation

For ☐ Against ☐ Abstain ☐

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3. Ratification of Selection of Independent Auditors

For ☐ Against ☐ Abstain ☐

4. Change in the Company's State of Incorporation

For ☐ Against ☐ Abstain ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this VIF will be voted as recommended by Management.**

Signature(s) ____________________

Date MM / DD / YY

GRQQ 194954 AR0

018H9D

GRAN TIERRA GOLDSTRIKE INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Annual Meeting to be held on Thursday, June 23, 2016.

Notes to VIF

1. This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Computershare Trust Company of Canada, Attention: Corporate Trust, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 11:59 PM, (Eastern Time), on Monday, June 20, 2016, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.
2. If this voting direction is not signed by the Holder (as defined below) of Gran Tierra Goldstrike Inc. Exchangeable Shares, the votes to which the Holder of the Gran Tierra Goldstrike Inc. is entitled will not be exercised.
3. If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.
4. This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Gran Tierra Goldstrike Inc. Exchangeable Shares are registered.
5. Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.
6. A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked. Fold

VIF's submitted must be received by 11:59 PM, (Eastern Time), on Monday, June 20, 2016.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

018HAD

PLEASE SELECT ONE OF THE FOLLOWING:

☐ **Direct the Trustee to Vote Gran Tierra Goldstrike Inc. Exchangeable Shares**
The Holder hereby directs the Trustee to vote as indicated.

☐ **Appointment of Company Management as Proxy**
The Holder hereby appoints Gary Guidry, Ryan Ellson and David Hardy, or any of them, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Goldstrike Inc. Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐ **Appointment of the Holder, or the Holder's Designee as Proxy**
The Holder hereby appoints ______________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Goldstrike Inc. Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR GOLDSTRIKE EXCHANGEABLE EXCHANGEABLE SHARES AS INDICATED.

The undersigned holder (the "Holder") of exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former stockholders of Goldstrike Inc. and Gran Tierra Energy Inc. (the "Company") has the right to instruct Computershare Trust Company of Canada (the "Trustee") in respect of the exercise of the Holder's votes at the Annual meeting of stockholders of the Company to be to be held at the Andaz Wall Street Hotel, 75 Wall Street, New York, NY, 10005 on June 23, 2016 (the "Meeting"), as follows:

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- To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; **OR**
- To instruct the Trustee to appoint a representative of the Company's management as proxy to exercise the votes to which the Holder is entitled as indicated below; **OR**
- To instruct the Trustee to appoint the Holder, or the Holder's designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER'S GRAN TIERRA GOLDSTRIKE INC. EXCHANGEABLE SHARES WILL NOT BE VOTED

1. Election of Directors

	For	Against	Abstain
01. Gary S. Guidry	☐	☐	☐
02. Peter Dey	☐	☐	☐
03. Evan Hazell	☐	☐	☐
04. Robert B. Hodgins	☐	☐	☐
05. Ronald Royal	☐	☐	☐
06. David P. Smith	☐	☐	☐
07. Brooke Wade	☐	☐	☐

2. Advisory Vote on Executive Compensation

For ☐ Against ☐ Abstain ☐

Fold

3. Ratification of Selection of Independent Auditors

For ☐ Against ☐ Abstain ☐

4. Change in the Company's State of Incorporation

For ☐ Against ☐ Abstain ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this VIF will be voted as recommended by Management.**

Signature(s) ____________________

Date MM / DD / YY

GRQQ 194954 AR0

018HBD